As filed with the U.S. Securities and Exchange Commission on March 21, 2014

Securities Act File No. 33-43446

Investment Company Act File No. 811-06444

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 302	☒
and/or REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 302
(Check appropriate box or boxes)

Legg Mason Partners Equity Trust

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue, 49th Floor, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (877) 721-1926

Robert I. Frenkel

Legg Mason Partners Equity Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Benjamin J. Haskin, Esq.

Willkie Farr & Gallagher LLP

1875 K Street, N.W.

Washington, D.C. 20006

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 31, 2014 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This filing relates solely to ClearBridge Large Cap Growth Fund and Legg Mason Batterymarch U.S. Large Cap Equity Fund.

Prospectus     March 31, 2014

Class (Ticker Symbol): A (SBLGX), B (SBLBX), C (SLCCX), FI (LMPGX), R (LMPLX), R1 (—), I (SBLYX), IS (LSITX)

CLEARBRIDGE

LARGE CAP GROWTH FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks long-term capital growth.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 15 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 50 under the heading “Sales Charge Waivers and Reductions.”

The fund no longer offers Class B shares or Class R1 shares for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	5.00	1.00	None	None	None	None	None
Small account fee[1]	$15	$15	$15	None	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I	Class IS
Management fees	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	0.25	0.50	1.00	None	None
Other expenses	0.24	0.47	0.22	0.25[2]	0.41	0.25[2]	0.05	0.14
Total annual fund operating expenses	1.24	2.22	1.97	1.25	1.66	2.00	0.80	0.89
Fees waived and/or expenses reimbursed	N/A	—[3]	N/A	—[3]	(0.06)[3]	—[3]	—[3]	(0.09)[3]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.24	2.22	1.97	1.25	1.60	2.00	0.80	0.80

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” for Class FI and Class R1 shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 2.30% for Class B shares, 1.35% for Class FI shares, 1.60% for Class R shares, 2.10% for Class R1 shares and 1.05% for Class I shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

2	ClearBridge Large Cap Growth Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	694	946	1,217	1,989
Class B (with redemption at end of period)	725	994	1,289	2,553
Class B (without redemption at end of period)	225	694	1,189	2,553
Class C (with redemption at end of period)	300	618	1,062	2,295
Class C (without redemption at end of period)	200	618	1,062	2,295
Class FI (with or without redemption at end of period)	127	396	686	1,511
Class R (with or without redemption at end of period)	163	518	897	1,962
Class R1 (with or without redemption at end of period)	203	627	1,077	2,326
Class I (with or without redemption at end of period)	82	256	444	990
Class IS (with or without redemption at end of period)	82	276	486	1,090

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations.

Principal risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund may take temporary defensive positions; in such a case, the fund will not be pursuing its principal investment strategies. The following is a summary description of certain risks of investing in the fund.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and

ClearBridge Large Cap Growth Fund	3

Principal risks cont’d

liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Growth investing risk. The fund’s growth-oriented investment style may increase the risks of investing in the fund. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on value stocks. Although the fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

These risks are discussed in more detail later in this Prospectus or in the SAI.

4	ClearBridge Large Cap Growth Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (03/31/2012): 14.87    Worst Quarter (12/31/2008): (20.84)

Average annual total returns (%)
(for periods ended December 31, 2013)

Class A	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	29.58	18.72	5.47
Return after taxes on distributions	26.95	17.46	4.91
Return after taxes on distributions and sale of fund shares	18.58	15.30	4.40

Other Classes (Return before taxes only)
Class B	31.09	19.77	5.79
Class C	35.44	19.41	5.40
Class R1	36.95	19.79	N/A	7.01	12/28/2006
Class I	38.06	20.63	6.51
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	33.48	20.39	7.83

[1]	For Class R shares, for the period from the class’ commencement of operations to December 31, 2013, the average annual total return of the Russell 1000 Growth Index was 8.17%.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.

ClearBridge Large Cap Growth Fund	5

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: ClearBridge Investments, LLC (“ClearBridge”)

Portfolio managers: Peter Bourbeau and Margaret Vitrano. Mr. Bourbeau (a Managing Director and a Portfolio Manager of ClearBridge) and Ms. Vitrano (a Director and a Portfolio Manager of ClearBridge) have been portfolio managers for the fund since July 2009 and October 2012, respectively.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class B1	Class C	Class FI	Class R	Class R1[2]	Class I	Class IS
General	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None*	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None*	N/A
IRAs	250/50	250/50	250/50	N/A	N/A	N/A	1 million/None*	N/A
SIMPLE IRAs	None/None	None/None	None/None	N/A	N/A	N/A	1 million/None*	N/A
Systematic Investment Plans	50/50	50/50	50/50	N/A	N/A	N/A	1 million/None*	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None	N/A	N/A	None/None	N/A
Eligible Investment Programs	None/None	N/A	N/A	None/None	None/None	N/A	None/None	N/A
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	N/A	None/None	None/None	None/None	N/A	None/None	None/None
Other Retirement Plans	None/None	None/None	None/None	N/A	N/A	N/A	1 million/None*	N/A
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None	1 million/None

[1]	Class B shares are not available for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.
[2]	Class R1 shares are closed to all new purchases and incoming exchanges.
*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gain, except where your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

6	ClearBridge Large Cap Growth Fund

More on the fund’s investment strategies, investments and risks

The fund seeks long-term capital growth.

Under normal circumstances, the fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics, of U.S. companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of February 28, 2014, the largest market capitalization of a company in the Index was approximately $469.4 billion and the median market capitalization of a company in the Index was approximately $7.673 billion. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment policy.

The fund’s 80% investment policy may be changed by the Board of Trustees (the “Board”) upon 60 days’ prior notice to shareholders.

The fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may be changed by the Board without shareholder approval and on notice to shareholders.

Equity investments

Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts.

Foreign investments

The fund may invest up to 10% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts.

Short sales

A short sale is a transaction in which the fund sells securities it does not own in anticipation of a decline in the market price of the securities. The fund may hold no more than 25% of its net assets (taken at the then current market value) as required collateral for such sales at any one time.

Small and medium capitalization companies

As a non-principal investment strategy, the fund may invest up to 20% of its assets in equity securities of companies other than those with market capitalizations similar to companies in the Index (i.e., medium or small capitalization companies).

Cash management

The fund may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets the fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Fund of funds investments

The fund may be an investment option for other Legg Mason-managed mutual funds that are managed as a “fund of funds.”

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI.

Selection process

The portfolio managers emphasize individual security selection while diversifying the fund’s investments across industries, which may help to reduce risk. The portfolio managers attempt to identify established large capitalization companies with the highest growth potential. The portfolio managers then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, the portfolio managers attempt to identify the best values available among the growth companies identified.

ClearBridge Large Cap Growth Fund	7

More on the fund’s investment strategies, investments and risks cont’d

In selecting individual companies for investment, the portfolio managers consider:

–	Favorable earnings prospects

–	Technological innovation

–	Industry dominance

–	Competitive products and services

–	Global scope

–	Long-term operating history

–	Consistent and sustainable long-term growth in dividends and earnings per share

–	Strong cash flow

–	High return on equity

–	Strong financial condition

–	Experienced and effective management

More on risks of investing in the fund

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Growth investing risk. The fund’s growth-oriented investment style may increase the risks of investing in the fund. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends.

Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on value stocks. Although the fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Foreign investments and emerging market risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

8	ClearBridge Large Cap Growth Fund

The value of the fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes.

In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so.

The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value.

Short sales risk. A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the fund will realize a loss. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Fund of funds investments risk. From time to time, the fund may experience relatively large redemptions or investments due to rebalancings of a fund of funds’ portfolio. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

ClearBridge Large Cap Growth Fund	9

More on the fund’s investment strategies, investments and risks cont’d

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. Some events that have contributed to ongoing and systemic market risks include the falling values of some sovereign debt and related investments, scarcity of credit and high public debt. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

10	ClearBridge Large Cap Growth Fund

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of December 31, 2013, LMPFA’s total assets under management were approximately $225.4 billion.

ClearBridge Investments, LLC (“ClearBridge” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that was formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason in December 2005, but traces back its asset management expertise over 45 years to several prominent firms including Smith Barney Asset Management, Davis Skaggs Investment Management and Salomon Brothers Asset Management. As of December 31, 2013, ClearBridge’s total assets under management were approximately $86.2 billion.

Western Asset Management Company (“Western Asset”) manages the fund’s cash and short-term instruments. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2013, the total assets under management of Western Asset and its supervised affiliates were approximately $451.6 billion.

LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $679.5 billion.

Portfolio managers

Peter Bourbeau and Margaret Vitrano are co-portfolio managers of the fund. Mr. Bourbeau and Ms. Vitrano have served as portfolio managers since July 2009 and October 2012, respectively. Mr. Bourbeau and Ms. Vitrano are primarily responsible for overseeing the day-to-day operation of the fund and have the ultimate authority to make portfolio decisions.

Mr. Bourbeau is a Managing Director and Portfolio Manager of ClearBridge and has 22 years of investment industry experience. He joined ClearBridge in December 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Bourbeau was a Director of Citigroup Global Markets Inc. (“CGMI”) and served as a Portfolio Manager at Smith Barney Asset Management (“SBAM”). He joined CGMI’s predecessor in 1991.

Ms. Vitrano is a Director and Portfolio Manager of ClearBridge and has 17 years of investment industry experience. Previously, she was a Senior Research Analyst for Information Technology and Communications at ClearBridge from 2007 to 2012. Ms. Vitrano joined ClearBridge in 2005 with the Legg Mason/Citigroup transaction. Prior to that, she was a Director of CGMI and a research analyst at Citigroup. She joined a ClearBridge predecessor in 2003.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.750% of assets up to and including $1 billion, 0.725% of assets over $1 billion and up to and including $2 billion; 0.700% of assets over $2 billion and up to and including $5 billion; 0.675% of assets over $5 billion and up to and including $10 billion; and 0.650% of assets over $10 billion.

For the fiscal year ended November 30, 2013, the fund paid LMPFA an effective management fee of 0.75% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements is available in the fund’s Annual Report for the fiscal year ended November 30, 2013.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 2.30% for Class B shares, 1.35% for Class FI shares, 1.60% for Class R shares, 2.10% for Class R1 shares and 1.05% for Class I shares, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2015, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the

ClearBridge Large Cap Growth Fund	11

More on fund management cont’d

manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 1.00% for Class B shares; up to 1.00% for Class C shares; up to 0.25% for Class FI shares; up to 0.50% for Class R shares; and up to 1.00% for Class R1 shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to distribution and service fees and sales charges, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

12	ClearBridge Large Cap Growth Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares.

Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

–	How much you plan to invest

–	How long you expect to own the shares

–	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

–	Whether you qualify for any reduction or waiver of sales charges

–	Availability of share classes

When choosing between Class A and Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.

Class R1 shares are closed to all new purchases and incoming exchanges.

The fund no longer offers Class B shares for purchase by new or existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

–

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

–	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

–	The front-end sales charges that apply to the purchase of Class A shares

–	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares

–	Who qualifies for lower sales charges on Class A shares

–	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

ClearBridge Large Cap Growth Fund	13

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class R shares. You may be required to provide appropriate documentation confirming your eligibility to invest in Class FI or Class R shares. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	– Initial sales charge – You may qualify for reduction or waiver of initial sales charge – Generally lower annual expenses than Class C	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the distributor
Class B

–   Closed to all new purchases

–   No initial sales charge

–   Contingent deferred sales charge declines over time

–   Converts to Class A after approximately 8 years

–   Generally higher annual expenses than Class A

		None	Up to 5.00% charged if you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% of average daily net assets	Class B shares of funds sold by the distributor
Class C	– No initial sales charge – Contingent deferred sales charge for only 1 year – Does not convert to Class A – Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	– No initial or contingent deferred sales charge – Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class R

–   No initial or contingent deferred sales charge

–   Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund, Clients of Eligible Financial Intermediaries and Eligible Investment Programs

		None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor
Class R1	– Closed to all new purchases	None	None	1.00% of average daily net assets	N/A
Class I	– No initial or contingent deferred sales charge – Only offered to institutional and other eligible investors – Generally lower annual expenses than all classes, except Class IS	None	None	None	Class I shares of funds sold by the distributor
Class IS	– No initial or contingent deferred sales charge – Only offered to institutional and other eligible investors – Generally lower annual expenses than the other classes	None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

14	ClearBridge Large Cap Growth Fund

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

–	you or

–	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

–	you or

ClearBridge Large Cap Growth Fund	15

Sales charges cont’d

–	your spouse, and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

–	Employees of Service Agents

–	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

–	Directors and officers of any Legg Mason-sponsored fund

–	Employees of Legg Mason and its subsidiaries

–	Investors investing through certain Retirement Plans

–	Investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Class B shares

The fund no longer offers Class B shares for purchase by new or existing investors. If you owned Class B shares on June 30, 2011, you may continue to hold those shares, but you may not add to your Class B share position except through dividend reinvestment. Class B shares are also available for incoming exchanges. Class B shares are issued at net asset value with no initial sales charge. If you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge based on the schedule of the fund that you originally purchased. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge (%)	5	4	3	2	1	0

LMIS will retain the contingent deferred sales charges. The fund pays annual distribution and/or service fees of up to 1.00% of the average daily net assets of Class B shares. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: at initial purchase	Shares issued: on reinvestment of dividends and distributions	Shares issued: upon exchange from another fund sold by LMIS
Approximately 8 years after the date of purchase	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

16	ClearBridge Large Cap Growth Fund

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class FI, Class R and Class R1 shares

You buy Class FI and Class R shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class R1 shares are closed to all new purchases and incoming exchanges.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them, up to 0.50% of the average daily net assets represented by Class R shares serviced by them and up to 1.00% of the average daily net assets represented by Class R1 shares serviced by them.

Class I and Class IS shares

You buy Class I and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I and Class IS shares are not subject to any distribution and/or service fees.

ClearBridge Large Cap Growth Fund	17

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

–	When you exchange shares for shares of another fund sold by the distributor

–	On shares representing reinvested distributions and dividends

–	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

–	On payments made through certain systematic withdrawal plans

–	On certain distributions from a Retirement Plan

–	For Retirement Plans with omnibus accounts held on the books of the fund

–	For involuntary redemptions of small account balances

–	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

18	ClearBridge Large Cap Growth Fund

Retirement and Institutional Investors — eligible investors

Retirement Plans

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the fund can generally invest in Class A, Class C, Class FI, Class R, Class I and Class IS shares.

Investors who rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold, purchase and exchange shares of the fund to the same extent as the applicable Retirement Plan.

Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Other Retirement Plans

“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

“Other Retirement Plans” do not include arrangements whereby an investor would rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors — eligible investors — Retirement Plans.”

Other Retirement Plan investors can generally invest in Class A, Class C and Class I shares. Individual retirement vehicles may also choose between these share classes.

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class R or Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class R or Class I shares. Class I shares are available for exchange from Class A or Class C shares of the fund by participants in the Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class A shares — Retirement Plans

Retirement Plans may buy Class A shares. Under certain programs for current and prospective Retirement Plan investors sponsored by financial intermediaries, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

–	Such Retirement Plan’s recordkeeper offers only load-waived shares,

–	Fund shares are held on the books of the fund through an omnibus account, and

–	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million.

ClearBridge Large Cap Growth Fund	19

Retirement and Institutional Investors — eligible investors cont’d

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class C shares — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain Retirement Plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will be eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries and Retirement Plan programs.

Class R shares

Class R shares are offered only to Retirement Plans with omnibus accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary), to Clients of Eligible Financial Intermediaries and through Eligible Investment Programs.

Class R1 shares

Class R1 shares are closed to all new purchases and incoming exchanges.

Class I shares

Class I shares are offered only to Institutional Investors and individual investors (investing directly with the fund) who meet the $1,000,000 minimum initial investment requirement, Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class IS shares

Class IS shares may be purchased only by Retirement Plans with omnibus accounts held on the books of the fund, certain rollover IRAs and Institutional Investors, and other investors authorized by LMIS. In order to purchase Class IS shares, an investor must hold its shares in one account with the fund, which account is not subject to payment of recordkeeping or similar fees by the fund to any intermediary.

Class B shares

The fund no longer offers Class B shares for purchase by new or existing investors. Institutional Investors and certain Retirement Plans that owned Class B shares may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

20	ClearBridge Large Cap Growth Fund

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

–   Name of fund being bought

–   Class of shares being bought

–   Dollar amount or number of shares being bought

–   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

–   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

–   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

–   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund or consult the SAI.

ClearBridge Large Cap Growth Fund	21

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Retirement and Institutional Investors — eligible investors” or contact your financial intermediary for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

–   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

–   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

–   Exchanges may be made only between accounts that have identical registrations

–   Not all funds offer all classes

–   Funds that offer Class B shares may continue to make them available for incoming exchanges

–   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

–   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

–   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

–   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

–   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

–   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.
By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

–   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

–   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

22	ClearBridge Large Cap Growth Fund

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

–   The fund name, the class of shares being redeemed and your account number

–   The dollar amount or number of shares being redeemed

–   Signature of each owner exactly as the account is registered

–   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

–   Name of fund being redeemed

–   Class of shares being redeemed

–   Account number

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

–   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

–   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

–   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

ClearBridge Large Cap Growth Fund	23

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

–	Name of the fund

–	Your account number

–	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

–	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

–	Dollar amount or number of shares being bought, exchanged or redeemed

–	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

–	Suspend the offering of shares

–	Waive or change minimum initial and additional investment amounts

–	Reject any purchase or exchange order

–	Change, revoke or suspend the exchange privilege

–	Suspend telephone transactions

–	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

–	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

–	Are redeeming shares and sending the proceeds to an address or bank not currently on file

–	Changed your account registration or your address within 30 days

–	Want the check paid to someone other than the account owner(s)

–	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

24	ClearBridge Large Cap Growth Fund

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 15 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class R, Class R1, Class I and Class IS shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

Some shareholders who hold accounts in Classes A and B of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

All accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

ClearBridge Large Cap Growth Fund	25

Other things to know about transactions cont’d

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

26	ClearBridge Large Cap Growth Fund

Dividends, other distributions and taxes

Dividends and other distributions

The fund generally pays dividends and distributes capital gain, if any, once in December and at such other times as are necessary. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

Effective on or about August 1, 2014, if you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

–	You have a minimum account balance of $10,000 in the fund and

–	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether received in cash or reinvested in additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year
Dividends of investment income and distributions of net short-term capital gain	Ordinary income, or in certain cases qualified dividend income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions of investment income that the fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

ClearBridge Large Cap Growth Fund	27

Dividends, other distributions and taxes cont’d

A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

28	ClearBridge Large Cap Growth Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

–

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

–

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

–

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

–	For investments in exchange-traded funds, the market price is usually the closing sale or official closing price on that exchange.

–

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

ClearBridge Large Cap Growth Fund	29

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI or Class R1 shares because no Class FI or Class R1 shares were outstanding for the periods shown. The returns for Class FI or Class R1 shares will differ from those of the other classes to the extent that their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the Annual Report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2013	2012	2011	2010	2009
Net asset value, beginning of year	$24.29	$24.01	$22.95	$21.30	$14.92
Income (loss) from operations:
Net investment income (loss)	0.04	0.03	(0.02)	(0.07)	(0.03)
Net realized and unrealized gain	7.49	3.77	1.08	1.70	6.41
Proceeds from settlement of a regulatory matter	—	—	—	0.02	—
Total income from operations	7.53	3.80	1.06	1.65	6.38
Less distributions from:
Net realized gains	(1.63)	(3.52)	—	—	—
Total distributions	(1.63)	(3.52)	—	—	—
Net asset value, end of year	$30.19	$24.29	$24.01	$22.95	$21.30
Total return[2]	33.26%	18.49%	4.62%	7.75%[3,4]	42.76%[4]
Net assets, end of year (millions)	$657	$535	$513	$662	$1,338
Ratios to average net assets:
Gross expenses	1.24%	1.29%	1.33%	1.40%	1.25%
Net expenses[5]	1.24	1.29	1.33	1.40	1.25
Net investment income (loss)	0.17	0.13	(0.09)	(0.33)	(0.16)
Portfolio turnover rate	17%	12%	41%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 7.65%. Class A received $1,332,739 related to this distribution.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 7.65% and 42.49% for 2010 and 2009, respectively.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

30	ClearBridge Large Cap Growth Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class B Shares[1]	2013	2012	2011	2010	2009
Net asset value, beginning of year	$22.02	$22.27	$21.46	$19.46	$13.73
Income (loss) from operations:
Net investment loss	(0.19)	(0.17)	(0.21)	(0.21)	(0.14)
Net realized and unrealized gain	6.72	3.44	1.02	1.56	5.87
Proceeds from settlement of a regulatory matter	—	—	—	0.65	—
Total income from operations	6.53	3.27	0.81	2.00	5.73
Less distributions from:
Net realized gains	(1.63)	(3.52)	—	—	—
Total distributions	(1.63)	(3.52)	—	—	—
Net asset value, end of year	$26.92	$22.02	$22.27	$21.46	$19.46
Total return[2]	32.01%	17.38%	3.77%	10.28%[3,4]	41.73%[4]
Net assets, end of year (millions)	$19	$23	$37	$62	$90
Ratios to average net assets:
Gross expenses	2.22%	2.21%	2.16%	2.12%	2.00%
Net expenses[5]	2.22 [6]	2.21	2.16	2.12	2.00
Net investment loss	(0.81)	(0.80)	(0.94)	(1.05)	(0.89)
Portfolio turnover rate	17%	12%	41%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 6.94%. Class B received $2,411,941 related to this distribution.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 10.23% and 41.44% for 2010 and 2009, respectively.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

ClearBridge Large Cap Growth Fund	31

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2013	2012	2011	2010	2009
Net asset value, beginning of year	$21.48	$21.77	$20.95	$19.47	$13.73
Income (loss) from operations:
Net investment loss	(0.13)	(0.12)	(0.17)	(0.19)	(0.14)
Net realized and unrealized gain	6.54	3.35	0.99	1.56	5.88
Proceeds from settlement of a regulatory matter	—	—	—	0.11	—
Total income from operations	6.41	3.23	0.82	1.48	5.74
Less distributions from:
Net realized gains	(1.63)	(3.52)	—	—	—
Total distributions	(1.63)	(3.52)	—	—	—
Net asset value, end of year	$26.26	$21.48	$21.77	$20.95	$19.47
Total return[2]	32.28%	17.63%	3.91%	7.60%[3,4]	41.81%[4]
Net assets, end of year (millions)	$231	$202	$214	$255	$299
Ratios to average net assets:
Gross expenses	1.97%	2.00%	2.00%	2.03%	1.94%
Net expenses[5]	1.97	2.00	2.00	2.03	1.94
Net investment loss	(0.57)	(0.58)	(0.77)	(0.95)	(0.84)
Portfolio turnover rate	17%	12%	41%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 7.04%. Class C received $1,561,711 related to this distribution.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 7.55% and 41.59% for 2010 and 2009, respectively.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

32	ClearBridge Large Cap Growth Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class R Shares[1]	2013	2012	2011	2010	2009
Net asset value, beginning of year	$23.90	$23.75	$22.76	$21.18	$14.86
Income (loss) from operations:
Net investment loss	(0.06)	(0.04)	(0.09)	(0.12)	(0.06)
Net realized and unrealized gain	7.37	3.71	1.08	1.70	6.38
Total income from operations	7.31	3.67	0.99	1.58	6.32
Less distributions from:
Net realized gains	(1.63)	(3.52)	—	—	—
Total distributions	(1.63)	(3.52)	—	—	—
Net asset value, end of year	$29.58	$23.90	$23.75	$22.76	$21.18
Total return[2]	32.81%	18.08%	4.35%	7.46%[3]	42.53%[3]
Net assets, end of year (000s)	$1,867	$282	$218	$307	$338
Ratios to average net assets:
Gross expenses	1.66%	1.70%	1.85%	1.83%	1.49%
Net expenses[4,5,6]	1.60	1.60	1.60	1.59	1.43
Net investment loss	(0.21)	(0.17)	(0.37)	(0.53)	(0.34)
Portfolio turnover rate	17%	12%	41%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 7.41% and 42.33% for 2010 and 2009, respectively.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

ClearBridge Large Cap Growth Fund	33

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2013	2012	2011	2010	2009
Net asset value, beginning of year	$25.96	$25.32	$24.12	$22.28	$15.55
Income from operations:
Net investment income	0.17	0.15	0.05	0.05	0.04
Net realized and unrealized gain	8.06	4.01	1.15	1.79	6.69
Total income from operations	8.23	4.16	1.20	1.84	6.73
Less distributions from:
Net realized gains	(1.63)	(3.52)	—	—	—
Total distributions	(1.63)	(3.52)	—	—	—
Net asset value, end of year	$32.56	$25.96	$25.32	$24.12	$22.28
Total return[2]	33.81%	19.03%	4.98%	8.26%[3]	43.28%[3]
Net assets, end of year (millions)	$101	$40	$48	$132	$110
Ratios to average net assets:
Gross expenses	0.80%	0.81%	1.08%	0.88%	0.92%
Net expenses[4,5]	0.80	0.81	1.03 [6]	0.88	0.92
Net investment income	0.59	0.61	0.19	0.20	0.20
Portfolio turnover rate	17%	12%	41%	14%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 8.21% and 42.96% for 2010 and 2009, respectively.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

34	ClearBridge Large Cap Growth Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class IS Shares[1]	2013[2]
Net asset value, beginning of period	$27.11
Income from operations:
Net investment income	0.16
Net realized and unrealized gain	5.29
Total income from operations	5.45
Net asset value, end of period	$32.56
Total return[3]	20.10%
Net assets, end of period (000s)	$129
Ratios to average net assets:
Gross expenses[4]	0.89%
Net expenses[4],5,6,7	0.79
Net investment income[4]	0.76
Portfolio turnover rate	17%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 15, 2013 to November 30, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	For the period December 1, 2012 to November 30, 2013.

ClearBridge Large Cap Growth Fund	35

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

–	Personal information included on applications or other forms;

–	Account balances, transactions, and mutual fund holdings and positions;

–	Online account access user IDs, passwords, security challenge question responses; and

–	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

–	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

–

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

–	The Funds’ representatives such as legal counsel, accountants and auditors; and

–	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

THIS PAGE IS NOT PART OF THE PROSPECTUS

ClearBridge

Large Cap Growth Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-06444)

FD01306ST 03/14

Prospectus     March 31, 2014

Class (Ticker Symbol): A (LMUPX), C (LMUGX), FI (LMUSX), R (LMUOX), R1 (—), I (LMTIX), IS (LMISX)

LEGG MASON BATTERYMARCH

U.S. LARGE CAP EQUITY FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks long-term capital appreciation.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 16 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 47 under the heading “Sales Charge Waivers and Reductions.”

The fund does not currently offer Class A, Class C or Class R shares.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class R1	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	1.00	None	None	None	None	None
Small account fee[1]	$15	$15	None	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class R	Class R1	Class I	Class IS
Management fees	0.75	0.75	0.75	0.75	0.75	0.75	0.75
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.50	1.00	None	None
Other expenses	0.20[2]	0.20[2]	0.32	0.25[2]	0.25[2]	0.15[2]	0.05
Total annual fund operating expenses	1.20	1.95	1.32	1.50	2.00	0.90	0.80
Fees waived and/or expenses reimbursed[3]	(0.15)	(0.15)	(0.27)	(0.20)	(0.20)	(0.10)	—
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.05	1.80	1.05	1.30	1.80	0.80	0.80

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” for Class A, Class C, Class R, Class R1 and Class I shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.05% for Class A shares, 1.80% for Class C shares, 1.05% for Class FI shares, 1.30% for Class R shares, 1.80% for Class R1 shares, 0.80% for Class I shares and 0.80% for Class IS shares. These arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

2	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	676	920	1,183	1,933
Class C (with redemption at end of period)	283	598	1,039	2,263
Class C (without redemption at end of period)	183	598	1,039	2,263
Class FI (with or without redemption at end of period)	107	392	698	1,567
Class R (with or without redemption at end of period)	132	454	799	1,773
Class R1 (with or without redemption at end of period)	183	608	1,059	2,311
Class I (with or without redemption at end of period)	82	278	490	1,100
Class IS (with or without redemption at end of period)	82	256	444	990

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in U.S. equity securities or other investments with similar economic characteristics of large capitalization companies.

The fund has exposure to growth and value equities of large capitalization companies. The fund seeks to produce returns that exceed those of the Russell 1000 Index over a full market cycle (typically three to five years).

Principal risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund may take temporary defensive positions; in such a case, the fund will not be pursuing its principal investment strategies. The following is a summary description of certain risks of investing in the fund.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against

Legg Mason Batterymarch U.S. Large Cap Equity Fund	3

Principal risks cont’d

the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. The value approach to investing involves the risk that stocks may remain undervalued. Although the fund will not concentrate its investments in any one industry or industry group, it may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Model risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness, or value of, or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

These risks are discussed in more detail later in this Prospectus or in the SAI.

4	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class IS shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2009): 14.99    Worst Quarter (09/30/2011): (14.42)

Average annual total returns (%)
(for periods ended December 31, 2013)

Class IS	1 year	5 years	Since inception	Inception date
Return before taxes	33.33	17.28	7.29	4/30/2008
Return after taxes on distributions	32.12	16.63	6.72
Return after taxes on distributions and sale of fund shares	19.40	13.76	5.51

Other Classes (Return before taxes only)
Class FI	32.97	16.97	7.01	4/30/2008
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	33.11	18.59	7.90

The after-tax returns are shown only for Class IS shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class IS will vary from returns shown for Class IS.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	5

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Batterymarch Financial Management, Inc. (”Batterymarch”)

Portfolio managers: Stephen A. Lanzendorf, CFA, and Austin M. Kairnes III. Mr. Lanzendorf (Deputy Chief Investment Officer, Senior Portfolio Manager and Head of Batterymarch’s Developed Markets Team) and Mr. Kairnes (Senior Portfolio Manager on the Developed Markets Team) have been portfolio managers of the fund since its inception in April 2008 and since 2012, respectively.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A1	Class C1	Class FI	Class R1	Class R1[2]	Class I	Class IS
General	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None*	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None*	N/A
IRAs	250/50	250/50	N/A	N/A	N/A	1 million/None*	N/A
SIMPLE IRAs	None/None	None/None	N/A	N/A	N/A	1 million/None*	N/A
Systematic Investment Plans	50/50	50/50	N/A	N/A	N/A	1 million/None*	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	N/A	N/A	None/None	N/A
Eligible Investment Programs	None/None	N/A	None/None	None/None	N/A	None/None	N/A
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	None/None	None/None	None/None	N/A	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A	N/A	N/A	1 million/None*	N/A
Institutional Investors	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None	1 million/None

[1]	The fund does not currently offer Class A, Class C or Class R shares.
[2]	Class R1 shares are closed to all new purchases and incoming exchanges.
*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gain, except where your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

6	Legg Mason Batterymarch U.S. Large Cap Equity Fund

More on the fund’s investment strategies, investments and risks

The fund seeks long-term capital appreciation.

Under normal circumstances, the fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in U.S. equity securities or other investments with similar economic characteristics of large capitalization companies. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of February 28, 2014, the largest market capitalization of a company in the Index was approximately $469.4 billion and the median float-adjusted market capitalization of a company in the Index was approximately $6.95 billion. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment policy.

The fund has exposure to growth and value equities of large capitalization companies. The fund seeks to produce returns that exceed those of the Index over a full market cycle (typically three to five years).

The fund’s 80% investment policy may be changed by the Board of Trustees (the “Board”) upon 60 days’ prior notice to shareholders.

The fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may be changed by the Board without shareholder approval and on notice to shareholders.

Equity investments

Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts.

Real estate investment trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Unlike corporations, REITs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The fund will indirectly bear its proportionate share of any management and other expenses that may be charged by the REITs in which it invests, in addition to the expenses paid by the fund.

Exchange-traded funds (ETFs)

The fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called ETFs.

Foreign investments

The fund may invest in equity securities of foreign issuers, either directly or through depositary receipts.

Derivatives and hedging techniques

Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments or indexes. The fund may engage in a variety of transactions using derivatives, such as futures and options on these futures; and options on securities or securities indexes. Derivatives may be used by the fund for any of the following purposes:

–	As a hedging technique in an attempt to manage risk in the fund’s portfolio

–	As a substitute for buying or selling securities

–	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments or indexes. When the fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the fund’s exposure to loss. The fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

Cash management

The fund may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets the fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

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More on the fund’s investment strategies, investments and risks cont’d

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Fund of funds investments

The fund may be an investment option for other Legg Mason-managed mutual funds that are managed as a “fund of funds.”

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI.

Selection process

Batterymarch uses a bottom-up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends. The subadviser pursues the fund’s investment objective by implementing an investment strategy that utilizes proprietary quantitative investment models for stock selection, portfolio construction and risk control.

First, the subadviser screens a broad universe of stocks for an historical record of liquidity. Second, the resulting universe is analyzed in detail using the subadviser’s models, which encompass both quantitative and qualitative approaches and include analysis of the following:

–	Cash flow—Whether there is enough cash to pay dividends or reinvest in the business

–	Earnings growth—History of earnings growth and likelihood such growth can continue

–	Expectations—Analysts’ upgrades or downgrades of earnings expectations

–	Value—Whether the portfolio managers believe the stock is fairly priced, or instead, undervalued or overvalued relative to peers

–	Technical—Magnitude of stock’s upward or downward price momentum

–	Corporate signals—Whether the company’s management is buying or selling the stock for their personal accounts; whether the company is buying back shares

Next, the subadviser ranks stocks within multiple peer groups. Peer groups may be based on economic sector and subsector, market cap size, style and risk. The subadviser purchases equity securities that rank attractively in its stock selection models.

The subadviser employs sector constraints to limit the fund’s ability to overweight or underweight particular sectors. Ordinarily, no single equity exposure is expected to make up more than 5% of the fund’s assets. However, as part of the subadviser’s investment process, larger companies with especially large weights in the Index may be overweighted in the fund, which may result in fund positions of greater than 5% in those securities.

More on risks of investing in the fund

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth

8	Legg Mason Batterymarch U.S. Large Cap Equity Fund

securities may also be more volatile than other investments because they often do not pay dividends. The value approach to investing involves the risk that value stocks may remain undervalued. Although the fund will not concentrate its investments in any one industry or industry group, it may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Foreign investments risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The value of the fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes.

In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so.

The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

REITs risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions. The fund will indirectly bear its proportionate share of any management and other expenses that may be charged by the REITs in which it invests, in addition to the expenses paid by the fund.

ETFs risk. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based and will expose the fund to risks similar to those of investing directly in those securities. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore, may trade at either a premium or discount to net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. The fund will generally gain or lose value on holdings of an ETF consistent with the performance of the index on which the ETF is based. The fund will indirectly bear its proportionate share of the management fees and other expenses that are charged by the ETF in addition to the management fees and other expenses paid by the fund. The fund will also pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivatives themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase fund volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit

Legg Mason Batterymarch U.S. Large Cap Equity Fund	9

More on the fund’s investment strategies, investments and risks cont’d risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Model risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy. In addition, the investment models used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness, or value of, or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value.

Fund of funds investments risk. From time to time, the fund may experience relatively large redemptions or investments due to rebalancings of a fund of funds’ portfolio. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. Some events that have contributed to ongoing and systemic market risks include the falling values of some sovereign debt and related investments, scarcity of credit and high public debt. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

10	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

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More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of December 31, 2013, LMPFA’s total assets under management were approximately $225.4 billion.

Batterymarch Financial Management, Inc. (“Batterymarch” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments. Batterymarch has offices at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for institutional accounts, such as corporate pension and profit sharing plans; endowments and foundations; investment companies (including mutual funds); and state, municipal and foreign governmental entities. As of December 31, 2013, Batterymarch’s total assets under management were approximately $10.7 billion.

Western Asset Management Company (“Western Asset”) manages the fund’s cash and short-term instruments. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2013, the total assets under management of Western Asset and its supervised affiliates were approximately $451.6 billion.

LMPFA, Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $679.5 billion.

Portfolio managers

Batterymarch’s Developed Markets Team manages this fund. At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution. Members of the investment team may change from time to time.

Stephen A. Lanzendorf, CFA, and Austin M. Kairnes III are responsible for the strategic oversight of Batterymarch’s investment process for the fund. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions, and Batterymarch’s current internal investment strategies. Mr. Lanzendorf has been a portfolio manager of the fund since its inception in April 2008 and Mr. Kairnes has been a portfolio manager of the fund since 2012.

Mr. Lanzendorf is a Deputy Chief Investment Officer, Senior Portfolio Manager and Head of Batterymarch’s Developed Markets Team and has 29 years of investment experience. He joined Batterymarch in 2006. Mr. Lanzendorf was previously employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies from 1999 to 2005. He has a B.S. and M.S. from the Massachusetts Institute of Technology.

Mr. Kairnes is a Senior Portfolio Manager on the Developed Markets Team and has 20 years of investment experience. He joined Batterymarch in 2008. Mr. Kairnes was formerly a portfolio manager at Putnam Investments, where he also headed a quantitative research team. Prior to that, he was a portfolio manager and quantitative analyst at Independence Investments LLC. He holds a BA from Boston College and an MBA from Duke University.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.750% of assets up to and including $1 billion, 0.725% of assets over $1 billion and up to and including $2 billion, 0.700% of assets over $2 billion and up to and including $5 billion, 0.675% of assets over $5 billion and up to and including $10 billion and 0.650% of assets over $10 billion.

For the fiscal year ended November 30, 2013, the fund paid LMPFA an effective management fee of 0.75% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements is available in the fund’s Annual Report for the fiscal year ended November 30, 2013.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.05% for Class A shares, 1.80% for Class C

12	Legg Mason Batterymarch U.S. Large Cap Equity Fund

shares, 1.05% for Class FI shares, 1.30% for Class R shares, 1.80% for Class R1 shares, 0.80% for Class I shares and 0.80% for Class IS shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2015, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 1.00% for Class C shares; up to 0.25% for Class FI shares; up to 0.50% for Class R shares and up to 1.00% for Class R1 shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to distribution and service fees and sales charges, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

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Choosing a class of shares to buy

The fund does not currently offer Class A, Class C or Class R shares. Individual investors can generally invest in Class A and Class C shares. Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares.

Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

–	How much you plan to invest

–	How long you expect to own the shares

–	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

–	Whether you qualify for any reduction or waiver of sales charges

–	Availability of share classes

When choosing between Class A and Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.

Class R1 shares are closed to all new purchases and incoming exchanges.

Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

–

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

–	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

–	The front-end sales charges that apply to the purchase of Class A shares

–	The contingent deferred sales charges that apply to the redemption of Class C shares and certain Class A shares

–	Who qualifies for lower sales charges on Class A shares

–	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

14	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in Class FI shares. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	– Initial sales charge – You may qualify for reduction or waiver of initial sales charge – Generally lower annual expenses than Class C – The fund does not currently offer Class A shares	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the distributor
Class C

–   No initial sales charge

–   Contingent deferred sales charge for only 1 year

–   Does not convert to Class A

–   Generally higher annual expenses than Class A

–   The fund does not currently offer Class C shares

		None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	– No initial or contingent deferred sales charge – Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class R

–   No initial or contingent deferred sales charge

–   Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund, Clients of Eligible Financial Intermediaries and Eligible Investment Programs

–   The fund does not currently offer Class R shares

		None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor
Class R1	– Closed to all new purchases	None	None	1.00% of average daily net assets	N/A
Class I	– No initial or contingent deferred sales charge – Only offered to institutional and other eligible investors – Generally lower annual expenses than all classes except Class IS	None	None	None	Class I shares of funds sold by the distributor
Class IS	– No initial or contingent deferred sales charge – Only offered to institutional and other eligible investors – Generally lower annual expenses than the other classes	None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	15

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

–	Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

–	you or

–	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

–

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

–	you or

16	Legg Mason Batterymarch U.S. Large Cap Equity Fund

–	your spouse, and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

–	Employees of Service Agents

–	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

–	Directors and officers of any Legg Mason-sponsored fund

–	Employees of Legg Mason and its subsidiaries

–	Investors investing through certain Retirement Plans

–	Investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

The fund does not currently offer Class A shares.

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

The fund does not currently offer Class C shares.

Class FI, Class R and Class R1 shares

You buy Class FI and Class R shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. The fund does not currently offer Class R shares. Class R1 shares are closed to all new purchases and incoming exchanges.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them, up to 0.50% of the average daily net assets represented by Class R shares serviced by them and up to 1.00% of the average daily net assets represented by Class R1 shares serviced by them.

Class I and Class IS shares

You buy Class I and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I and Class IS shares are not subject to any distribution and/or service fees.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	17

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

–	When you exchange shares for shares of another fund sold by the distributor

–	On shares representing reinvested distributions and dividends

–	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

–	On payments made through certain systematic withdrawal plans

–	On certain distributions from a Retirement Plan

–	For Retirement Plans with omnibus accounts held on the books of the fund

–	For involuntary redemptions of small account balances

–	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

18	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Retirement and Institutional Investors — eligible investors

Retirement Plans

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the fund can generally invest in Class A, Class C, Class FI, Class R, Class I, and Class IS shares.

Investors who rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold, purchase and exchange shares of the fund to the same extent as the applicable Retirement Plan.

Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Other Retirement Plans

“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

“Other Retirement Plans” do not include arrangements whereby an investor would rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors — eligible investors — Retirement Plans.”

Other Retirement Plan investors can generally invest in Class A, Class C and Class I shares. Individual retirement vehicles may also choose between these share classes.

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class R or Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class R or Class I shares. Class I shares are available for exchange from Class A or Class C shares of the fund by participants in the Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class A shares — Retirement Plans

Retirement Plans may buy Class A shares. Under certain programs for current and prospective Retirement Plan investors sponsored by financial intermediaries, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

–	Such Retirement Plan’s recordkeeper offers only load-waived shares,

–	Fund shares are held on the books of the fund through an omnibus account, and

–	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	19

Retirement and Institutional Investors — eligible investors cont’d

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class C shares — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain Retirement Plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will be eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries and Retirement Plan programs.

Class R shares

Class R shares are offered only to Retirement Plans with omnibus accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary), to Clients of Eligible Financial Intermediaries and through Eligible Investment Programs.

Class R1 shares

Class R1 shares are closed to all new purchases and incoming exchanges.

Class I shares

Class I shares are offered only to Institutional Investors and individual investors (investing directly with the fund) who meet the $1,000,000 minimum initial investment requirement, Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class IS shares

Class IS shares may be purchased only by Retirement Plans with omnibus accounts held on the books of the fund, certain rollover IRAs and Institutional Investors, and other investors authorized by LMIS. In order to purchase Class IS shares, an investor must hold its shares in one account with the fund, which account is not subject to payment of recordkeeping or similar fees by the fund to any intermediary.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

20	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

–   Name of fund being bought

–   Class of shares being bought

–   Dollar amount or number of shares being bought

–   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

–   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

–   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

–   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund or consult the SAI.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	21

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Retirement and Institutional Investors — eligible investors” or contact your financial intermediary for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

–   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

–   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

–   Exchanges may be made only between accounts that have identical registrations

–   Not all funds offer all classes

–   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

–   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

–   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

–   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

–   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

–   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.
By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

–   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

–   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

22	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

–   The fund name, the class of shares being redeemed and your account number

–   The dollar amount or number of shares being redeemed

–   Signature of each owner exactly as the account is registered

–   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

–   Name of fund being redeemed

–   Class of shares being redeemed

–   Account number

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

–   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

–   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

–   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	23

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

–	Name of the fund

–	Your account number

–	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

–	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

–	Dollar amount or number of shares being bought, exchanged or redeemed

–	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

–	Suspend the offering of shares

–	Waive or change minimum initial and additional investment amounts

–	Reject any purchase or exchange order

–	Change, revoke or suspend the exchange privilege

–	Suspend telephone transactions

–	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

–	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

–	Are redeeming shares and sending the proceeds to an address or bank not currently on file

–	Changed your account registration or your address within 30 days

–	Want the check paid to someone other than the account owner(s)

–	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

24	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 15 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class R, Class R1, Class I and Class IS shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

All accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	25

Other things to know about transactions cont’d

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

26	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Dividends, other distributions and taxes

Dividends and other distributions

The fund generally pays dividends and distributes capital gain, if any, once in December and at such other times as are necessary. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

Effective on or about August 1, 2014, if you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

–	You have a minimum account balance of $10,000 in the fund and

–	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether received in cash or reinvested in additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year
Dividends of investment income and distributions of net short-term capital gain	Ordinary income, or in certain cases qualified dividend income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions of investment income that the fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	27

Dividends, other distributions and taxes cont’d

A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

28	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

–

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

–

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

–

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

–	For investments in ETFs, the market price is usually the closing sale or official closing price on that exchange.

–

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	29

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class A, Class C, Class I, Class R or Class R1 shares because no Class A, Class C, Class I, Class R or Class R1 shares were outstanding for the periods shown. The returns for Class A, Class C, Class I, Class R and Class R1 shares will differ from those of the other classes to the extent that their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the Annual Report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class FI Shares[1]	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.08	$10.46	$9.93	$9.04	$7.50
Income from operations:
Net investment income	0.14	0.11	0.11	0.10	0.09
Net realized and unrealized gain	3.45	1.65	0.52	0.87	1.49
Total income from operations	3.59	1.76	0.63	0.97	1.58
Less distributions from:
Net investment income	(0.12)	(0.14)	(0.10)	(0.08)	(0.04)
Total distributions	(0.12)	(0.14)	(0.10)	(0.08)	(0.04)
Net asset value, end of year	$15.55	$12.08	$10.46	$9.93	$9.04
Total return[2]	30.03%	17.06%	6.39%[3]	10.73%	21.15%
Net assets, end of year (000s)	$1,076	$775	$1,383	$845	$79
Ratios to average net assets:
Gross expenses	1.32%	1.65%	1.24%	1.30%	2.39%
Net expenses[4,5,6]	1.05	1.05	1.05	1.05	1.05
Net investment income	0.99	0.96	1.02	1.08	1.15
Portfolio turnover rate	37%	43%	64%	62%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

30	Legg Mason Batterymarch U.S. Large Cap Equity Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class IS Shares[1]	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.10	$10.48	$9.95	$9.06	$7.51
Income from operations:
Net investment income	0.17	0.15	0.13	0.12	0.11
Net realized and unrealized gain	3.44	1.64	0.53	0.87	1.50
Total income from operations	3.61	1.79	0.66	0.99	1.61
Less distributions from:
Net investment income	(0.17)	(0.17)	(0.13)	(0.10)	(0.06)
Total distributions	(0.17)	(0.17)	(0.13)	(0.10)	(0.06)
Net asset value, end of year	$15.54	$12.10	$10.48	$9.95	$9.06
Total return[2]	30.28%	17.32%	6.66%[3]	10.99%	21.56%
Net assets, end of year (000s)	$648,498	$416,669	$363,532	$527,612	$503,796
Ratios to average net assets:
Gross expenses	0.80%	0.81%	0.81%	0.80%	0.80%
Net expenses[4,5,6]	0.80	0.80	0.80	0.79	0.80
Net investment income	1.24	1.28	1.20	1.28	1.39
Portfolio turnover rate	37%	43%	64%	62%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	31

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

–	Personal information included on applications or other forms;

–	Account balances, transactions, and mutual fund holdings and positions;

–	Online account access user IDs, passwords, security challenge question responses; and

–	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

–	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

–

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

–	The Funds’ representatives such as legal counsel, accountants and auditors; and

–	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Legg Mason Batterymarch

U.S. Large Cap Equity Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-06444)

FDXX010968ST 03/14

March 31, 2014

LEGG MASON PARTNERS EQUITY TRUST

CLEARBRIDGE LARGE CAP GROWTH FUND

Class A (SBLGX), Class B (SBLBX), Class C (SLCCX), Class FI (LMPGX),

Class R (LMPLX), Class R1, Class I (SBLYX), Class IS (LSITX)

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with the current Prospectus of ClearBridge Large Cap Growth Fund (the “fund”), dated March 31, 2014, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

The fund is a series of Legg Mason Partners Equity Trust (the “Trust”), a Maryland statutory trust. Prior to October 5, 2009, the fund was named “Legg Mason Partners Large Cap Growth Fund.” Prior to January 1, 2013, the fund was named “Legg Mason ClearBridge Large Cap Growth Fund.”

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund (each called a “Service Agent”), by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling 1-877-721-1926, by sending an e-mail request to prospectus@leggmason.com or by visiting the fund’s website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, diversified management investment company.

The fund’s Prospectus discusses the fund’s investment objective and policies. The following discussion supplements the description of the fund’s investment policies in its Prospectus.

Investment Objective and Principal Investment Strategies

The fund seeks long-term capital growth.

Under normal circumstances, the fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics, of U.S. companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of February 28, 2014, the largest market capitalization of a company in the Index was approximately $469.4 billion and the median market capitalization of a company in the Index was approximately $7.673 billion. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment policy.

The fund’s 80% investment policy may be changed by the Board of Trustees (the “Board”) upon 60 days’ prior notice to shareholders.

There is no guarantee that the fund will achieve its investment objective.

INVESTMENT PRACTICES AND RISK FACTORS

The fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the fund, which all involve risks of varying degrees.

Defensive Investing. Under normal market conditions, the majority of the fund’s portfolio will consist of equity securities, but it also may contain money market instruments for cash management purposes. The fund reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant. The 80% investment policy (as described above) will not apply during periods when the fund pursues a temporary defensive strategy.

Equity Securities. The fund invests in equity securities, including primarily U.S. exchange-traded and over-the-counter (“OTC”) common stocks and, to a lesser extent, debt securities convertible into equity securities, and warrants and rights relating to equity securities. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Convertible Securities. The fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before

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conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.

Warrants or Rights. Warrants or rights may be acquired by the fund in connection with other securities or separately. They provide the fund with the right to purchase other securities of the issuer at a later date. Since a warrant does not carry with it the right to dividends or voting rights with respect to securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

When-Issued Securities, Delayed-Delivery and Forward Commitment Transactions. The fund may purchase securities on a “when-issued” basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, the fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

The fund will at times maintain in a segregated account at its custodian cash or liquid securities equal to the amount of the fund’s when-issued or delayed-delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the account may have a leveraging effect on the fund’s assets. That is, to the extent that the fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its net asset value (“NAV”) than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the fund will meet its obligations from then available cash flow, the sale of securities held in the separate account, the sale of other securities or,

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although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the fund’s payment obligations).

Foreign Securities. The fund may invest up to 10% of its net assets (at the time of investment) in equity securities of foreign issuers, either directly or through depositary receipts. The returns of the fund may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from revaluation of currencies; future adverse political and economic developments; possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; possible expropriation, nationalization or confiscatory taxation; possible withholding taxes and limitations on the use or removal of funds or other assets, including the withholding of dividends; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and be less liquid. Foreign securities may not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission (the “SEC”). Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a U.S. company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.”

The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return can be earned on them. The inability of the fund to make intended investments due to settlement problems could cause the fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.

Since the fund may invest in securities denominated in currencies other than the U.S. dollar, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates may influence the value of the fund’s shares and may also affect the value of dividends and interest earned by the fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

Generally, American Depositary Receipts (“ADRs”), in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of the fund’s investment policies and limitations, ADRs are considered to have the same characteristics as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The fund may also invest in Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other similar instruments, which are receipts that are often

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denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. EDRs are issued in bearer form and are designed for use in European securities markets. GDRs are tradable both in the United States and Europe and are designed for use throughout the world.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of the fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.

Europe-Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

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Securities of Emerging Markets Issuers. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the smaller size of the markets for such securities and lower volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which may be represented by the securities purchased by the fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the fund will not also be expropriated, nationalized, or otherwise confiscated at some time in the future. If such confiscation were to occur, the fund could lose a substantial portion or all of its investments in such countries. The fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the fund’s investment in those countries.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery.

Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested.

Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately

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dependent on the ability of the fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the fund. The fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for in U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the fund could lose its entire investment in any such country.

Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the fund’s portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from the fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board.

Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.

Money Market Instruments. The fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments in which the fund may invest include: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (“U.S. government securities”); certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued

6

by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

CDs are short-term negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

Recently enacted legislation will affect virtually every area of banking and financial regulation. The extent and impact of the regulations are not yet fully known and may not be for some time. In addition, new regulations to be promulgated pursuant to the legislation could adversely affect the fund’s investments in money market instruments.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency (the “COTC”) and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the COTC and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the subadviser or Western Asset Management Company (“Western Asset”), as applicable, will carefully evaluate such investments on a case-by-case basis.

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Repurchase Agreements. Under the terms of a typical repurchase agreement, the fund would acquire one or more underlying debt obligations, frequently obligations issued by the U.S. government or its agencies or instrumentalities, for a relatively short period (typically overnight, although the term of an agreement may be many months), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon time and price. The repurchase price is typically greater than the purchase price paid by the fund, thereby determining the fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the fund loans cash to the counterparty and the loan is secured by the purchased securities as collateral. All repurchase agreements entered into by the fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the fund or its custodian is required to have control of the collateral, which the subadviser or Western Asset, as applicable, believe will give the fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. If the fund enters into a repurchase agreement involving securities the fund could not purchase directly, and the counterparty defaults, the fund may become the holder of securities that it could not purchase. These repurchase agreements may be subject to greater risks. In addition, these repurchase agreements may be more likely to have a term to maturity of longer than seven days.

Repurchase agreements maturing in more than seven days are considered to be illiquid.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Securities Lending. Consistent with applicable regulatory requirements and for cash management purposes, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. The fund will not lend portfolio securities to affiliates of Legg Mason unless it has applied for and received specific authority to do so from the SEC. From time to time, the fund may pay to the borrower and/or a third party which is unaffiliated with the fund or Legg Mason and is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned. Although the borrower will generally be required to make payments to the fund in lieu of any dividends the fund would have otherwise received had it not loaned the shares to the borrower, such payments will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

Requirements of the SEC, which may be subject to future modification, currently provide that the following conditions must be met whenever the fund lends its portfolio securities: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment in the loaned securities occurs, the fund must terminate the loan and regain the right to vote the securities.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The fund could also lose money if its short-term investment of the cash

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collateral declines in value over the period of the loan. Loans will be made to firms deemed by the subadviser to be of good standing and will not be made unless, in the judgment of the subadviser, the consideration to be earned from such loans would justify the risk.

Restricted and Illiquid Securities. Up to 15% of the net assets of the fund may be invested in illiquid securities. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security. Illiquid securities may include (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) TDs maturing in more than seven calendar days; (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets; and (e) securities of new and early stage companies whose securities are not publicly traded.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under these regulations is “liquid.” The fund intends to rely on these regulations, to the extent appropriate, to deem specific securities acquired through private placements as “liquid.” The Board has delegated to the subadviser or Western Asset, as applicable, the responsibility for determining whether a particular security eligible for trading under these regulations is “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Restricted securities may be sold only (1) pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (such securities are referred to herein as “Rule 144A securities”), or another exemption; (2) in privately negotiated transactions; or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the United States, may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the subadviser or Western Asset, as applicable, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments the fund may own. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund is able to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than expected when it decided to sell.

Illiquid securities may be difficult to value and the fund may have difficulty disposing of such securities promptly. Judgment plays a greater role in valuing illiquid investments than those securities for which a more active market exists. The fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.

To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market will be acquired by the fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets.

Investment in Other Investment Companies. Subject to applicable statutory and regulatory limitations, the fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds and unregistered investment companies. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs

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of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

The fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds (“ETFs”). Typically an ETF seeks to track the performance of an index, such as the S&P 500 Index, the NASDAQ-100 Index, the Barclays Treasury Bond Index or more narrow sector or foreign indexes, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than NAV. Shares can trade at either a premium or discount to NAV. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of index-based ETFs tend to closely track the actual NAV of the underlying portfolios and the fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. In the future, as new products become available, the fund may invest in ETFs that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs.

The fund may invest in closed-end funds, which hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end funds may entail the additional risk that the discount from NAV could increase while the fund holds the shares.

Short Sales. The fund may sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the fund does not own in the hope of purchasing the same security at a later date at a lower price. There can be no assurance that the fund will be able to close out a short position (i.e., purchase the same security) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the fund must borrow the security from a broker/dealer through which the short sale is executed, and the broker/dealer must deliver the security, on behalf of the fund, to the buyer. The broker/dealer is entitled to retain the proceeds from the short sale until the fund delivers to such broker/dealer the security sold short. In addition, the fund is required to pay to the broker/dealer the amount of any dividends or interest paid on shares sold short.

The fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the fund purchases a security to replace the borrowed security. On the other hand, the fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the fund may be required to pay in connection with a short sale. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Generally, the fund may not keep, and must return to the lender, any dividends or interest that accrue on the borrowed security during the period of the loan. Depending on the arrangements with a broker or the custodian, the fund may or may not receive any payments (including interest) on collateral it designates as security for the broker. It should be noted that possible losses from short sales differ from those losses that could arise from a cash investment in a security because losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security. Whenever the fund sells short, it must segregate assets held by its custodian as collateral to cover its obligation, and maintain the collateral in an amount at least equal to the market value of the short position. To the extent that the liquid securities segregated by the fund’s custodian are subject to gain or loss, and the securities sold short are subject to the possibility of gain or loss, leverage is created. The liquid securities utilized by the fund in this respect will normally be primarily composed of equity portfolio securities that are subject to gains or losses and, accordingly, when the fund executes short sales leverage will normally be created.

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There is also a risk that a borrowed security will need to be returned to the broker/dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

The fund has a short position in the securities sold short until it delivers to the broker/dealer the securities sold, at which time the fund receives the proceeds of the sale. The fund will normally close out a short position by purchasing on the open market and delivering to the broker/dealer an equal amount of the securities sold short.

As a hedging technique, the fund may purchase call options to buy securities sold short by the fund. Such options would lock in a future price and protect the fund in case of an unanticipated increase in the price of a security sold short by the fund.

The fund may hold no more than 25% of the fund’s net assets (taken at the then-current market value) as required collateral for short sales at any one time.

Short Sales Against the Box. The fund may also make short sales “against the box,” meaning that at all times when a short position is open, the fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issues as, and in an amount equal to, the securities sold short. Short sales “against the box” result in a “constructive sale” and require the fund to recognize any gain unless an exception to the constructive sale rule applies.

Investments by Funds of Funds. Certain investment companies, including those that are affiliated with the fund because they are managed by an affiliate of the manager, may invest in the fund as part of an asset allocation strategy. These investment companies are referred to as “funds of funds” because they invest primarily in other investment companies.

From time to time, the fund may experience relatively large redemptions or investments due to rebalancings of the assets of a fund of funds invested in the fund. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. If this were to occur, the effects of the rebalancing trades could adversely affect the fund’s performance. Redemptions of fund shares due to rebalancings could also accelerate the realization of taxable capital gains in the fund and might increase brokerage and/or other transaction costs.

The fund’s subadviser may be subject to potential conflicts of interest in connection with investments by affiliated funds of funds. For example, the subadviser may have an incentive to permit an affiliated fund of funds to become a more significant shareholder (with the potential to cause greater disruption to the fund) than would be permitted for an unaffiliated investor. The subadviser has committed to the Board that it will resolve any potential conflict in the best interests of the shareholders of the fund in accordance with its fiduciary duty to the fund. As necessary, the subadviser will take such actions as it deems appropriate to minimize potential adverse impacts, including redemption of shares in-kind, rather than in cash. Similar issues may result from investment in the fund by Section 529 plans.

Derivatives

General. The fund may invest in certain derivative instruments (also called “Financial Instruments”). Except as otherwise provided in the Prospectus, this SAI or by applicable law, the fund may purchase and sell any type of Financial Instrument. The fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

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The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that the fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the subadviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities and techniques to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that the fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to the fund. In general, the use of Financial Instruments may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the subadviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if the subadviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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The fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against the fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If the fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or

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make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, the fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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The fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the fund continues to be subject to investment risk on the Financial Instrument. The fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on the fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain OTC options and swaps, may be considered illiquid and therefore subject to the fund’s limitation on illiquid investments.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, the fund might have been in a better position had it not attempted to hedge at all.

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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.

•	Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply

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with the terms of the contract. In the event of default by a counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that either are required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to Financial Instruments used outside the United States. Financial Instruments used outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•	Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.

The fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Options, Futures and Currency Strategies. The fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., to reduce the overall level of investment risk normally associated with the fund. There can be no assurance that such efforts will succeed.

To attempt to hedge against adverse movements in exchange rates between currencies, the fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions

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or with respect to its portfolio positions. For example, when the subadviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the subadviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward currency contract to sell the currency the subadviser expects to decline in an amount approximating the value of some or all of the fund’s securities denominated in that currency. When the subadviser believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the fund may, in the alternative, enter into a forward currency contract to sell a different currency for a fixed amount of the currency expected to decline where the subadviser believes that the value of the currency to be sold pursuant to the forward currency contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated (“cross hedging”). The fund’s custodian places cash or other liquid assets in a separate account of the fund having a value equal to the aggregate amount of the fund’s commitments under forward currency contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the fund’s commitments with respect to such contracts.

For hedging purposes, the fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the fund or which the subadviser intends to include in its portfolio. The fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates.

The fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the fund is obligated as a writer. A call option written by the fund is “covered” if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by the fund’s custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A written call option is also covered if the fund holds on a share-for-share basis a purchased call on the same security, or holds a call on the same currency as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash or other liquid assets.

The fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. If the expected changes occur, the fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the fund may lose such amounts if the prices of securities underlying the options do not move in the direction or to the extent anticipated.

Over-the-counter options in which the fund may invest differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

Futures Contracts and Options on Futures Contracts. As described generally above, the fund may invest in stock index futures contracts and options on futures contracts that are traded on a domestic exchange or board of trade. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The fund may enter into futures contracts and options on futures to seek higher investment returns when a futures contract is priced more

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attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transaction costs. The fund will enter into futures contracts and options only on futures contracts that are traded on a domestic exchange and board of trade. Assets committed to futures contracts will be segregated on the fund’s books to the extent required by law.

The purpose of entering into a futures contract is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund’s not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of the subadviser to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of

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the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Commodity Exchange Act Regulation. The fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the fund, from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the fund under the CEA. As a result, the fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, the fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Options on Securities. The fund may engage in the writing of covered call options. The fund may also purchase put options and enter into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

The fund may write (a) in-the-money call options when the subadviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the subadviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the subadviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Writing out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

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So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges or in the over-the-counter market. The fund may purchase put options issued by the OCC or in the over-the-counter market.

The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

Although the fund generally will purchase or write only those options for which the subadviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist or may cease to exist. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the manager or subadviser and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by the fund that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

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Although the subadviser will attempt to take appropriate measures to minimize the risks relating to the fund’s writing of call options and purchasing of put and call options, there can be no assurance that the fund will succeed in its option-writing program.

Stock Index Options. As described generally above, the fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective or for the purpose of hedging its portfolio holdings. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the NYSE Composite Index or the Canadian Market Portfolio Index, or a narrower market or industry index such as the S&P 100 Index, the NYSE Arca Oil Index or the NYSE Arca Computer Technology Index.

Options on stock indexes are generally similar to options on stock except for the delivery requirements. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to the subadviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

INVESTMENT POLICIES

The fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the fund may not be changed without the vote of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power of the fund present at a shareholder meeting, if the holders of more than 50% of the voting power of the fund are present in person or represented by proxy, or (b) more than 50% of the voting power of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

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Fundamental Investment Policies

The fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (The fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the fund’s net investment income in any given period. Currently, the fund does not contemplate borrowing money for leverage but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be

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borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. The fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the fund from owning real estate; however, the fund is limited in the amount of illiquid assets it may

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purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. If the fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries.

The fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

The fund’s non-fundamental investment policies are as follows:

1. The fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.

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2. The fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Diversification

The fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

Portfolio Turnover

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent the portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should the subadviser or Western Asset, as applicable, deem it advisable to purchase or sell securities.

For the fiscal years ended November 30, 2012 and November 30, 2013, the fund’s portfolio turnover rates were as follows:

2012 (%)	2013 (%)
12	17

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MANAGEMENT

The business and affairs of the fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, MD 21202. Information pertaining to the Trustees and officers of the fund is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees#:
Paul R. Ades Born 1940	Trustee	Since 1983	Paul R. Ades, PLLC (law firm) (since 2000)	52	None

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	52	None

Dwight B. Crane Born 1937	Trustee	Since 1981	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)	52	None

Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)	52	None

Howard J. Johnson Born 1938	Chairman and Trustee	From 1981 to 1998 and since 2000 (Chairman since 2013)	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	52	None

Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	52	None

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Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Ken Miller Born 1942	Trustee	Since 1983	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)	52	None

John J. Murphy Born 1944	Trustee	Since 2002	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)	52	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly Born 1948	Trustee	Since 1983	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)	52	Director, Citizens National Bank of Greater St. Louis (since 2006)

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Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Interested Trustee and Officer:
Kenneth D. Fuller† Born 1958	Trustee, President and Chief Executive Officer	Since 2013	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 170 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)	158	None

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#	Trustees who are not “interested persons” of the fund within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Mr. Fuller is an “interested person” of the fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers:
Ted P. Becker Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Born 1949 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Anti- Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Vanessa Williams Born 1979 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2011	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Born 1954 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Born 1962 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Richard F. Sennett Born 1970 Legg Mason 100 International Drive 7th Floor Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Albert Laskaj Born 1977 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Treasurer	Since 2010	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office for a fund in the Legg Mason fund complex.

Each Trustee, except for Mr. Fuller, previously served as a trustee or director of certain predecessor funds in the fund complex, and each Trustee, except for Mr. Fuller, was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in equity securities, including the fund, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing equity mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Independent Trustees were selected to join the Board based upon the following as to each Trustee: character and integrity; service as a board member of predecessor funds;

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willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with the requirements of the Trust’s retirement policies and the Trustee’s status as not being an “interested person” of the fund, as defined in the 1940 Act. Mr. Fuller was selected to join the Board based upon the following: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and his status as a representative of Legg Mason.

Independent Trustees constitute more than 75% of the Board. Mr. Johnson serves as Chairman of the Board and is an Independent Trustee. Mr. Fuller is an interested person of the fund.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, the subadviser and Western Asset, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee.

Each Trustee, except for Mr. Fuller, has served as a board member of the fund and other funds (or predecessor funds) in the fund complex for at least eight years. Mr. Ades has substantial experience practicing law and advising clients with respect to various business transactions. Mr. Breech has substantial experience as the chief executive of a private corporation. Mr. Crane has substantial experience as an economist, academic and business consultant. Mr. Hubbard has substantial experience in business development and was a senior executive of an operating company. Mr. Johnson has substantial experience as the chief executive of an operating company and in the financial services industry, including as an actuary and pension consultant. Mr. Jerome Miller had substantial experience as an executive in the asset management group of a major broker/dealer. Mr. Ken Miller has substantial experience as a senior executive of an operating company. Mr. Murphy has substantial experience in the asset management business and has current and prior service on the boards of other mutual funds and corporations. Mr. Schlafly has substantial experience practicing law and also serves as the president of a private corporation and as director of a bank. Mr. Fuller has been the Chief Executive Officer of the Trust and other funds in the fund complex since 2013 and has investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Legg Mason and affiliated entities and another investment advisory firm. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

The Board has five standing Committees: the Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee, and the Compensation and Nominating Committee (which is a sub-committee of the Governance Committee). Each Committee is chaired by an Independent Trustee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees. The Contract Committee is composed of three Independent Trustees. The Performance Committee is composed of four Independent Trustees and the Chairman of the Board. The Compensation and Nominating Committee is composed of two Independent Trustees. Where deemed appropriate, the Board may constitute ad hoc committees.

The Chairman of the Board and the chairs of the Audit and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chairman of the Board also serves as a key point person for interaction between management and the other Independent Trustees. Through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The

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Board has determined that its committees help ensure that the fund has effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chairman of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management, including the fund’s subadviser and Western Asset.

The Audit Committee oversees the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the fund’s accounting, auditing and financial reporting practices, the qualifications and independence of the fund’s independent registered public accounting firm and the fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting. The Audit Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Contract Committee is charged with assisting the Board in requesting and evaluating such information from the manager, the subadviser and Western Asset as may reasonably be necessary to evaluate the terms of the fund’s investment management agreement, subadvisory arrangements and distribution arrangements.

The Performance Committee is charged with assisting the Board in carrying out its oversight responsibilities over the fund and fund management with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process.

The Governance Committee is charged with overseeing Board governance and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Trustees of the Trust. The Governance Committee has formed the Compensation and Nominating Committee, the function of which is to recommend to the Board the appropriate compensation for serving as a Trustee on the Board. In addition, the Compensation and Nominating Committee is responsible for, among other things, selecting and recommending candidates to fill vacancies on the Board. The Committee may consider nominees recommended by a shareholder. In evaluating potential nominees, including any nominees recommended by shareholders, the Committee takes into consideration various factors, including, among any others it may deem relevant, character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the fund and its shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

Service providers to the fund, primarily the fund’s manager, the subadviser and Western Asset and, as appropriate, their affiliates, have responsibility for the day-to-day management of the fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the fund, the Board oversees risk management of the fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the fund and its service providers. The Board has emphasized to the fund’s manager, the subadviser and Western Asset the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and the Performance Committee, and through oversight by the Board itself.

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The fund is subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. The fund’s manager, the subadviser and Western Asset, the affiliates of the manager, the subadviser and Western Asset, or various service providers to the fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and the manager’s Chief Compliance Officer and the manager’s chief risk officer, as well as personnel of the subadviser and Western Asset and other service providers, such as the fund’s independent registered public accounting firm, make periodic reports to the Audit Committee, the Performance Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

The Board met 4 times during the fiscal year ended November 30, 2013. The Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee and the Compensation and Nominating Committee met 4, 1, 4, 4 and 1 time(s), respectively, during the fiscal year ended November 30, 2013.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex overseen by the Trustees as of December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee ($)
Independent Trustees
Paul R.Ades	None	Over 100,000
Andrew L. Breech	None	Over 100,000
Dwight B. Crane	None	Over 100,000
Frank G. Hubbard	10,001-50,000	Over 100,000
Howard J. Johnson	None	Over 100,000
Jerome H. Miller	None	Over 100,000
Ken Miller	None	Over 100,000
John J. Murphy	None	Over 100,000
Thomas F. Schlafly	None	Over 100,000

Interested Trustee
Kenneth D. Fuller	None	Over 100,000

As of December 31, 2013, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser, Western Asset or the distributor of the fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser, Western Asset or the distributor of the fund.

The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Fuller, an “interested

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person” of the fund, as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustees’ fees based upon asset size. Prior to January 1, 2014, the fund paid each of the Independent Trustees its pro rata share of: an annual fee of $120,000, plus $20,000 for each regularly scheduled Board meeting attended in person, and $1,000 for each telephonic Board meeting in which that Trustee participates. The Chairman of the Board received an additional $25,000 per year, the Chair of the Audit Committee received an additional $15,000 per year and the Chairs of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee received an additional $12,500 per year. Other members of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee received an additional $10,000 per year. The Trustee designated as the fund’s audit committee financial expert (as defined in the instructions to Item 3 of Form N-CSR) received an additional $10,000 per year.

As of January 1, 2014, the fund pays each of the Independent Trustees its pro rata share of: an annual fee of $160,000, plus $30,000 for each regularly scheduled Board meeting attended in person, and $1,000 for each telephonic Board meeting in which that Trustee participates. The Chairman of the Board receives an additional $55,000 per year, the Chair of the Audit Committee receives an additional $25,000 per year and the Chairs of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee receive an additional $12,500 per year. Other members of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee receive an additional $10,000 per year. The Trustee designated as the fund’s audit committee financial expert (as defined in the instructions to Item 3 of Form N-CSR) receives an additional $15,000 per year.

Officers of the Trust receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

Information regarding compensation paid to the Trustees is shown below.

Name of Trustee	Aggregate Compensation from the Fund(2) ($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(4) ($)	Total Compensation from Fund Complex Paid to Trustee(3) ($)	Number of Portfolios in Fund Complex Overseen by Trustee(2)
Independent Trustees
Paul R. Ades	6,581	None	217,500	52
Andrew L. Breech	6,396	None	210,625	52
Dwight B. Crane	6,587	None	217,500	52
Frank G. Hubbard	6,428	None	211,875	52
Howard J. Johnson	6,868	None	227,500	52
Jerome H. Miller	6,428	None	211,875	52
Ken Miller	6,428	None	211,875	52
John J. Murphy	6,377	None	210,000	52
Thomas F. Schlafly	6,396	None	210,625	52
Jerry A. Viscione(5)	6,811	None	225,625	52

Interested Trustee:
Kenneth D. Fuller(1)	None	None	None	155
R. Jay Gerken(1)	None	None	None	N/A

(1)	Mr. Gerken retired as a Trustee effective May 31, 2013, and Mr. Fuller became a Trustee effective June 1, 2013. Mr. Gerken was not compensated for his services as a Trustee, and Mr. Fuller is not compensated for such services, because of their affiliations with the manager.

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(2)	Information is for the fiscal year ended November 30, 2013.
(3)	Information is for the calendar year ended December 31, 2013.
(4)	Pursuant to prior retirement plans, the fund made payments of $28,209 to former Trustees for the fiscal year ended November 30, 2013.
(5)	Mr. Viscione retired from the Board effective December 31, 2013.

As of March 3, 2014, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the fund.

To the knowledge of the fund, as of March 3, 2014, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of the following classes of the fund:

Class	Name and Address	Percent of Ownership (%)
IS	ING LIFE INSURANCE & ANNUITY CO 1 ORANGE WAY WINDSOR CT 06095-4773	95.17

A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	48.12

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	14.74

B	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	52.02

B	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	22.98

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	66.14

C	FIRST CLEARING, LLC 2801 MARKET STREET ST LOUIS MO 63103-2523	5.41

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Class	Name and Address	Percent of Ownership (%)
I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	36.26

I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	32.50

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	11.96

I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.01

R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	55.55

R	ING LIFE INSURANCE & ANNUITY CO 1 ORANGE WAY WINDSOR CT 06095-4773	19.24

R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	11.27

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to the fund, pursuant to an investment management agreement (the “Management Agreement”). LMPFA provides administrative and certain oversight services to the fund. LMPFA,

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with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. As of December 31, 2013, LMPFA’s total assets under management were approximately $225.4 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $679.5 billion.

The manager has agreed, under the Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision; furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objective, policies and restrictions; and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory arrangements, as described below.

The manager performs administrative and management services as reasonably requested by the fund necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement will continue in effect for its initial term and thereafter from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement is not assignable by the Trust except with the consent of the manager. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement, LMPFA receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate (%)
First $1 billion	0.750
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

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For the fiscal years ended November 30, 2013, 2012 and 2011, the fund paid management fees to LMPFA as follows:

For the fiscal year ended November 30	Gross Management Fees ($)	Management Fees Waived/Expense Reimbursements ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
2013	6,603,473	322	6,603,151
2012	6,067,556	255	6,067,301
2011	6,907,435	28,068	6,879,367

Subadvisory Arrangements

ClearBridge Investments, LLC (“ClearBridge” or the “subadviser”) serves as the subadviser to the fund pursuant to a subadvisory agreement between the manager and ClearBridge (the “Subadvisory Agreement”). ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018. As of December 31, 2013, ClearBridge’s total assets under management were approximately $86.2 billion.

Western Asset manages the fund’s cash and short-term instruments pursuant to an agreement between the manager and Western Asset (the “Western Asset Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2013, the total assets under management of Western Asset and its supervised affiliates were approximately $451.6 billion.

ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $679.5 billion.

Under the Subadvisory Agreement and the Western Asset Agreement, subject to the supervision and direction of the Board and the manager, the subadviser and Western Asset will manage the fund’s portfolio in accordance with the fund’s stated investment objective and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities and employ professional portfolio managers and securities analysts who provide research services to the fund.

Each of the Subadvisory Agreement and the Western Asset Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement or the Western Asset Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser or Western Asset. Each of the subadviser and Western Asset may terminate the Subadvisory Agreement or the Western Asset Agreement, as applicable, on 90 days’ written notice to the fund and the manager. Each of the Subadvisory Agreement and the Western Asset Agreement may be terminated upon the mutual written consent of the manager and the subadviser or Western Asset, as applicable. Each of the Subadvisory Agreement and the Western Asset Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser or Western Asset, as applicable, and shall not be assignable by the manager without the consent of the subadviser or Western Asset, as applicable.

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As compensation for their subadvisory services, the manager pays the subadviser and Western Asset an aggregate fee equal to 70% of the management fee paid to LMPFA, net of fee waivers and expense reimbursements.

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2013.

Other Accounts Managed by the Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the fund) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($)
Peter Bourbeau	Registered investment companies	1	130 million	None	None

	Other pooled investment vehicles	2	99 million	None	None

	Other accounts	18,204	5.838 billion	None	None

Margaret Vitrano	Registered investment companies	1	130 million	None	None

	Other pooled investment vehicles	2	99 million	None	None

	Other accounts	18,205	5.841 billion	None	None

Portfolio Manager Compensation Structure

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

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Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•

ClearBridge’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock and Stock Option Grants—a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•	Market compensation survey research by independent third parties

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Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the subadviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or

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accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of equity securities of the fund by the portfolio managers responsible for the day-to-day management of the fund as of November 30, 2013. These holdings are in addition to the shares held for the portfolio managers’ benefit under the subadviser’s incentive compensation program.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Peter Bourbeau	500,001-1 million
Margaret Vitrano	10,001-50,000

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), the fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuance and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and any legal obligation which the fund may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares. Any such waived fees and/or reimbursed expenses are described in the fund’s Prospectus. The expense caps and waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a

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meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

In order to implement an expense cap, the manager will, as necessary, waive management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously waived or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the expense cap shown in the fund’s Prospectus. In no case will the manager recapture any amount that would result, on any particular fund business day, in the fund’s total annual operating expenses exceeding the expense cap.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the fund’s sole and exclusive distributor pursuant to a written agreement dated August 5, 2010 (the “distribution agreement”).

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares.

The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Independent Trustees who are not parties to such agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Employees of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Financial intermediaries, including broker/dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, financial intermediaries may receive compensation from the fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

LMIS has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by the fund. These financial intermediaries then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The financial intermediary, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

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In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from their past profits and other available sources, including profits from their relationships with the fund. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by the fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for the fund to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular financial intermediary. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of financial intermediaries (including, in some cases, travel expenses) to train and educate the personnel of the financial intermediaries. It is likely that financial intermediaries that execute portfolio transactions for the fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

The fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the fund may pay financial intermediaries for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, the fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for financial intermediaries and their employees or associated persons to recommend or sell shares of the fund to customers and in doing so may create conflicts of interest between the

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firms’ financial interests and the interests of their customers. Please contact your financial intermediary for details about any payments it (and its employees) may receive from the fund and/or from LMIS, LMPFA and/or their affiliates. You should review your financial intermediary’s disclosure and/or talk to your broker/dealer or financial intermediary to obtain more information on how this compensation may have influenced your broker/dealer’s or financial intermediary’s recommendation of the fund.

Initial Sales Charge

The aggregate dollar amounts of initial sales charges on Class A shares and the amounts retained by the distributor were as follows:

Class A Shares

For the fiscal year ended November 30	Total Commissions ($)	Amounts Retained by LMIS ($)
2013	380,350	52,719
2012	250,864	38,238
2011	232,296	34,685

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A, Class B and Class C shares received and retained by the distributor were as follows:

Class A Shares

For the fiscal year ended November 30	Amounts Retained by LMIS ($)
2013	143
2012	221
2011	194

Class B Shares

For the fiscal year ended November 30	Amounts Retained by LMIS ($)
2013	10,034
2012	19,873
2011	53,689

Class C Shares

For the fiscal year ended November 30	Amounts Retained by LMIS ($)
2013	2,045
2012	2,656
2011	3,079

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Shareholder Services and Distribution Plan

The Trust, on behalf of the fund, has adopted an amended shareholder services and distribution plan (the “12b-1 Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class B, Class C, Class FI, Class R and Class R1 shares. Under the 12b-1 Plan, the fund pays distribution fees to LMIS for the services it provides and expenses it bears with respect to the distribution of Class B, Class C, Class R and Class R1 shares and service fees for Class A, Class B, Class C, Class FI, Class R and Class R1 shares. The distributor will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class B, Class C, Class FI, Class R and Class R1 shares. In addition, the fund pays distribution fees with respect to the Class B, Class C and Class R1 shares at the annual rate of 0.75% of the fund’s average daily net assets attributable to each such class and with respect to the Class R shares at the annual rate of 0.25% of the fund’s average daily net assets attributable to such class.

Fees under the 12b-1 Plan may be used to make payments to the distributor for distribution services, Service Agents and other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund may also make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A, Class B and Class C investors.

The 12b-1 Plan permits the fund to pay fees to the distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to the distributor and others until the 12b-1 Plan or distribution agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the 12b-1 Plan for the fund, the Trustees will review the 12b-1 Plan and the expenses for each class within the fund separately.

The 12b-1 Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution-related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributor or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph “Qualified Trustees”). The Qualified Trustees, in the exercise of their business judgment in the best interests of the shareholders of the fund and each class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the fund and the distributor provide to the Board and the Board review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1

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Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office. The 12b-1 Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the fund’s Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The fund will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the fund will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, the distributor acts as an agent of the fund in connection with the offering of shares of the fund pursuant to the distribution agreement. Dealer reallowances, if any, are described in the fund’s Prospectus.

The following service and distribution fees were incurred by the fund pursuant to the 12b-1 Plan during the fiscal year ended November 30, 2013:

Class A	$1,450,772
Class B	$209,297
Class C	$2,131,217
Class R	$2,617

Distribution expenses incurred by LMIS during the fiscal year ended November 30, 2013 for compensation to Service Agents, printing costs of prospectuses and marketing materials are expressed in the following table.

	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Current Expenses ($)
Class A	1,450,772	0	164,355	2,269	1,617,396
Class B	149,213	6,325	5,783	108	161,429
Class C	2,051,942	67,329	45,811	874	2,165,956
Class R	2,444	0	5,189	1	7,634

No information is presented for Class FI or Class R1 shares because no shares of those classes were outstanding during the fiscal year ended November 30, 2013.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the fund’s transfer agent. Under the transfer agency agreement with BFDS,

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BFDS maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (“BNY”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as co-transfer agent with BFDS with respect to shares purchased by clients of certain service providers. Under the co-transfer agency agreement with BNY, BNY maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust and the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending November 30, 2014.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the fund, the manager, the subadviser, Western Asset and the distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility. Copies of the codes of ethics of the fund, the manager, the subadviser, Western Asset and the distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has delegated proxy voting discretion to the manager, believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund to the subadviser through its contract with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy -voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of

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Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the fund’s portfolio securities are voted, a copy of which is attached as Appendix A to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-877-721-1926, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See the fund’s Prospectus for a discussion of which classes of shares of the fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class C, Class FI, Class R, Class I or Class IS shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

There are minimum investment requirements of $1,000 for initial investments and $50 for subsequent investments for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA or its affiliates (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its affiliates, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by the fund prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day, provided the order is transmitted by the Service Agent to the fund’s transfer agent in accordance with their agreed-upon procedures. Payment must be made with the purchase order.

Class B Shares. The fund no longer offers Class B shares for new purchases by new and existing investors. Individual investors who owned Class B shares may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are available for incoming exchanges and for reinvestment of dividends and capital gain distributions.

Class I Shares. The following persons are eligible to purchase Class I shares directly from the fund: (i) current employees of the fund’s manager and its affiliates; (ii) former employees of the fund’s manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by

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affiliates of Legg Mason; (iv) current and former board members of Legg Mason; and (v) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Class R1 Shares. Class R1 shares are closed to all new purchases and incoming exchanges.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of at least $50 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by the distributor or the transfer agent. The Systematic Investment Plan authorizes the distributor to apply cash held in the shareholder’s brokerage account to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the fund’s Prospectus.

Members of the selling group may receive a portion of the sales charge as described in the Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class FI, Class R, Class I and Class IS Shares. Class FI, Class R, Class I and Class IS shares are sold at NAV with no initial sales charge and no contingent deferred sales charge upon redemption.

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Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS; and

(g) purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege—allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

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with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—Helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your Asset Level Goal.

The eligible funds may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

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Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter) is accepted will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares, (b) Class C shares and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

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Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase. Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in the Prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Was Made	Contingent Deferred Sales Charge (%)
First	5.00
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

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The contingent deferred sales charge is waived on Class C shares purchased by retirement plan omnibus accounts held on the books of the fund.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) that are authorized by the distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of an applicable fund sold by the distributor, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares of the fund may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market funds sold by the distributor equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value (“NAV”) per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class C, Class FI, Class R, Class I and Class IS shares (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1,000,000) is equal to the NAV per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge, however, is imposed on

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certain redemptions of Class C shares and on Class A shares when purchased in amounts equaling or exceeding $1,000,000.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund based on the NAV of a share of the fund as of November 30, 2013.

Class A (based on a NAV of $30.19 and a maximum initial sales charge of 5.75%)	$32.03

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. The Withdrawal Plan will be carried over on exchanges between funds sold by the distributor or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at NAV in additional shares of the fund.

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For additional information, shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Legg Mason Institutional Funds Systematic Withdrawal Plan

Certain shareholders of Class FI, Class I or Class IS shares with an initial NAV of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to the fund or a Service Agent to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the fund or a Service Agent. The fund, its transfer agent and the distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Redemptions in Kind

If the fund’s manager determines that it would not be in the best interests of the fund’s remaining shareholders to make a redemption payment wholly in cash, the fund may honor a redemption request by delivering portfolio securities to a shareholder to pay all or a portion of the redemption proceeds. However, the fund will not use securities to satisfy any request for redemption, or combination of requests from the same shareholder in any 90-day period, if the total redemption amount does not exceed $250,000 or 1% of the net assets of the fund, whichever is less. When a redemption is paid “in kind,” the securities distributed to the redeeming shareholder will be valued in accordance with the procedures described under “Share price” in the fund’s Prospectus. Because a redemption in-kind may be used during times when the markets experience increased illiquidity, these valuation methods may include fair value estimations and a shareholder may have difficulty selling those securities at the valuation price. A shareholder receiving securities from the fund may incur costs in holding and when subsequently selling those securities, and the market price of those securities will be subject to fluctuation until they are sold. The fund will not use securities to pay redemptions by LMIS or other affiliated persons of the fund, except as permitted by law, SEC rules or orders, or interpretive guidance from the SEC staff or other proper authorities.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund sold by the distributor. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, Class FI, Class R, Class I and Class IS Exchanges. Class A, Class FI, Class R, Class I and Class IS shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

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Class B Exchanges. Funds that offered Class B shares prior to July 1, 2011 continue to make them available for incoming exchanges. Class B shares of the fund may be exchanged for Class B shares of other funds without a contingent deferred sales charge at the time of exchange. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges. Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Class R1 Exchanges. Class R1 shares are closed to all new purchases and incoming exchanges.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Programs with Exchange Features” for additional information.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent trading of fund shares” in the Prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s Prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The NAV per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class will differ. Please see the Prospectus for a description of the procedures used by the fund in valuing its assets.

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PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions and Western Asset manages the cash and short-term instruments of the fund.

The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. Debt securities purchased and sold by the fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents. The fund will pay a spread or commission in connection with such transactions. Commissions are negotiated with brokers on such transactions. The aggregate brokerage commissions paid by the fund for the three most recent fiscal years or periods, as applicable, are set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Subadvisory Agreement, the subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers that effect securities transactions for the fund may be used by the subadviser in servicing other investment companies and accounts which the subadviser manages. Similarly, research services furnished to the subadviser by brokers that effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing the fund. Not all of these research services are used by the subadviser in managing any particular account, including the fund.

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For the fiscal year ended November 30, 2013, the fund paid commissions to brokers that provided research services as follows:

Total Dollar Amount of Brokerage Transactions Related to Research Services ($)	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services ($)
375,365,931	253,249

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

Aggregate Brokerage Commissions Paid

For the fiscal years ended November 30, 2013, 2012 and 2011, the fund paid aggregate brokerage commissions as set forth in the table below.

Fiscal Year ended November 30,	Aggregate Brokerage Commissions Paid ($)
2013	253,249
2012	207,984	*
2011	811,360

*	The decrease in aggregate brokerage commissions paid in 2012 from 2011 is due to a decrease in portfolio turnover.

For the fiscal years ended November 30, 2013, 2012 and 2011, the fund did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the other clients of the subadviser. Investment decisions for the fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other portfolios managed by the subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

At November 30, 2013, the fund held no securities issued by its regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund’s Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of each fund and its

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shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General rules/Website disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). With respect to non-money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The fund currently discloses its complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Ongoing arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

Set forth below is a list, as of December 31, 2013, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for each fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
Bloomberg AIM	Daily	None
Bloomberg L.P.	Daily	None
Bloomberg Portfolio Analysis	Daily	None
Brown Brothers Harriman	Daily	None
Charles River	Daily	None
Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None
eVestment Alliance	Quarterly	8-10 Days
FactSet	Daily	None

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Recipient	Frequency	Delay Before Dissemination
Institutional Shareholder Services (Proxy Voting Services)	Daily	None
ITG	Daily	None
LightPORT InvestCloud	Daily	None
Middle Office Solutions, LLC	Daily	None
Morningstar	Daily	None
NaviSite, Inc.	Daily	None
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
SunGard/Protegent (formerly Dataware)	Daily	None
The Bank of New York Mellon	Daily	None
The Northern Trust Company	Daily	None
Thomson	Semi-annually	None
Thomson Reuters	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Advent	Daily	None
Broadridge	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
DST International plc (DSTi)	Daily	None
Electra Information Systems	Daily	None
Fidelity	Quarterly	5 Business Days
Fitch	Monthly	6-8 Business Days
Frank Russell	Monthly	1 Day
Glass Lewis & Co.	Daily	None
Informa Investment Solutions	Quarterly	8-10 Days
Interactive Data Corp	Daily	None
Liberty Hampshire	Weekly and Month End	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
SunTrust	Weekly and Month End	None
Wilshire Associates Inc.	Quarterly	10 Business Days

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific

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release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the policy

A fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Limitations of policy

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or the subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

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THE TRUST

The fund is a series of Legg Mason Partners Equity Trust (referred to in this section as the “trust”), a Maryland statutory trust. The certificate of trust to establish the trust was filed with the State of Maryland on October 4, 2006. The fund was redomiciled as a series of the trust on April 16, 2007. Prior thereto, the fund was a series of Legg Mason Partners Investment Trust, a Massachusetts business trust.

A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the “trustees”) and shareholders of a trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust (referred to in this section as the “declaration”). Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees then in office.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or employees of the trust, or that limits the rights to indemnification, advancement of expenses or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the declaration prior to the amendment.

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Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation, or as the trustees otherwise decide.

Small Accounts

The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person, other than the trust or its shareholders, in connection with the affairs of the trust. Each trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the trust. All actions and omissions of trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The declaration limits a trustee’s liability to the trust or any shareholder to the full extent permitted under current Maryland law by providing that a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the

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result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent trustee or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the trustees. The declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the declaration. The declaration also requires that in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent trustees determines that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not consistent with the standard of performance required of the trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the trust in connection with the consideration of the demand if, in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of

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investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income). Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code’s timing and other requirements. However, any taxable income or gain the fund does not distribute will be subject to tax at regular corporate rates.

On November 30, 2013, the unused capital loss carryforward of the fund was $0. For federal income tax purposes, this amount is available to be applied against the fund’s future realized capital gains that are realized prior to the expiration of the carryforward, if any.

For taxable years beginning in 2011 or after, capital losses will not be subject to expiration. In the event that the fund were to experience an ownership change as defined under the Code, the fund’s capital loss carryforwards, if any, may be subject to limitation.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that

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year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax, but there cannot be assurance that this will be the case.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund fails to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, may make relevant tax elections, which may affect the recognition, timing or character of the fund’s income and gains, possibly in a manner deleterious to shareholders, and expects to make the entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment with respect to these special provisions of the Code.

The fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indexes, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (a) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial

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positions” or (b) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (c) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In certain situations, the fund may, for a taxable year, defer all or a portion of its capital losses realized after October and its late-year ordinary losses (defined as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Investments. Dividends, interest and proceeds from the sale of foreign securities may be subject to non-U.S. withholding income and other taxes, including financial transaction taxes. Even if the fund is entitled to seek a refund in respect of such taxes, it may choose not to. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise.

Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

If the fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the

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ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Such dividends will not be eligible for the dividends received deduction. Dividends and distributions paid by the fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Special rules apply, however, to regular dividends paid to individuals. Such a dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals (15% for individuals with incomes below $400,000 ($450,000 if married filing jointly), 20% for individuals with any income above those amounts that is long-term capital gain and 0% at certain income levels; the above threshold amounts will be adjusted annually for inflation), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus

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are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (a) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (b) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Also, dividends received by the fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (a) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (b) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period. Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Under current law, the fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the

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tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as “excess inclusion income.” To fund shareholders such excess inclusion income may (a) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (b) not be offset by otherwise allowable deductions for tax purposes; (c) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (d) cause the fund to be subject to tax if certain “disqualified organizations” as defined by the Code are fund shareholders.

If a charitable remainder annuity trust or charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a tax year, a 100% excise tax on the UBTI is imposed on the trust.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six month period. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then by January 31 of the calendar year following the year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

The fund, or, if you hold your shares through a Service Agent, your Service Agent will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s fund shares in the account. (For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts.)

A shareholder may instruct the fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the fund may call the fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing

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another method of basis calculation, and should consider electing such other method prior to making redemptions or exchanges in their account.

Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, 28% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will be notified annually by the fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in “Taxes-Taxation of U.S. Shareholders-Dividends and Distributions”) made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

If the fund is held through a qualified retirement plan entitled to tax exempt treatment for federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax adviser regarding the tax treatment of distributions (which may include amounts attributable to fund distributions) which may be taxable when distributed from the retirement plan.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

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For taxable years beginning before January 1, 2014, properly reported dividends are generally exempt from U.S. federal withholding tax where they (a) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (b) are paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2014, distributions that the fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient non-U.S. shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the non-U.S. shareholder has not owned more than 5% of the outstanding shares of the fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the fund and will be treated as ordinary dividends to the non-U.S. shareholder; if the non-U.S. shareholder owned more than 5% of the outstanding shares of the fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the non-U.S. shareholder to U.S. filing requirements. Additionally, if the fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a non-U.S. shareholder realizing gains upon redemption from the fund on or before December 31, 2013 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the fund’s shares were owned by U.S. persons at such time or unless the non-U.S. person had not held more than 5% of the fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a non-U.S. shareholder from the fund and redemptions of a non-U.S. shareholder’s interest in the fund attributable to a REIT’s distribution to the fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the fund’s direct or indirect interests in U.S. real property were to exceed certain levels.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the fund will be required to withhold 30% of certain ordinary dividends it pays after June 30, 2014, and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such

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non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The IRS has indicated that an FFI that is subject to the information sharing requirement will need to ensure that it will be identified as FATCA-compliant in sufficient time to allow the fund to refrain from withholding beginning on July 1, 2014. A non-U.S. entity that invests in the fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the fund.

Shares of the fund held by a non-U.S. shareholder at death will be considered situated in the United States and subject to the U.S. estate tax.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described here. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, including the applicability of non-U.S. taxes.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

FINANCIAL STATEMENTS

The audited financial statements of the fund (Statement of Assets and Liabilities, including the Schedule of Investments as of November 30, 2013, Statement of Operations for the year ended November 30, 2013, Statements of Changes in Net Assets for each of the years in the two-year period ended November 30, 2013, Financial Highlights for each of the years or periods in the five-year period ended November 30, 2013, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund), are incorporated by reference into this SAI (filed on January 24, 2014; Accession Number 0001193125-14-018961).

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Appendix A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Appendix B

CLEARBRIDGE INVESTMENTS, LLC

PROXY VOTING POLICIES AND PROCEDURES

AMENDED AS OF JANUARY 7, 2013

I.	Types of Accounts for Which ClearBridge Votes Proxies

II.	General Guidelines

III.	How ClearBridge Votes

IV.	Conflicts of Interest

A.	Procedures for Identifying Conflicts of Interest

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

C.	Third Party Proxy Voting Firm – Conflicts of Interest

V.	Voting Policy

A.	Election of Directors

B.	Proxy Contests

C.	Auditors

D.	Proxy Contest Defenses

E.	Tender Offer Defenses

F.	Miscellaneous Governance Provisions

G.	Capital Structure

H.	Executive and Director Compensation

I.	State of Incorporation

J.	Mergers and Corporate Restructuring

K.	Social and Environmental Issues

L.	Miscellaneous

VI.	Other Considerations

A.	Share Blocking

B.	Securities on Loan

VII.	Disclosure of Proxy Voting

VIII.	Recordkeeping and Oversight

CLEARBRIDGE INVESTMENTS, LLC

Proxy Voting Policies and Procedures

I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II. GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV. CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.	ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.	ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.	As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.	A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.	ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.	All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.	The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm – Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V. VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•

is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

*	Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3.	Majority of Independent Directors

a.	We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.	We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.	We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.	If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.	We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.	We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.	We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision—poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.	We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to- equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.	Shareholder Proposals to Limit Executive and Director Pay

a.	We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity- based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

•	3-year average burn rate for company

•	Plan administrator has authority to accelerate the vesting of awards

•	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.	We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.	We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.	We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

a.	We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.	We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9.	Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

•	The purchase price is at least 85 percent of fair market value

•	The offering period is 27 months or less

•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•	There are limits on employee contribution (ex: fixed dollar amount)

•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13.	Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

14.	Shareholder Proposals Recording Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

d.	We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f.	We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15.	Management Proposals On Executive Compensation

a.	For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

•	Performance metrics for short- and long-term incentive programs

•	CEO pay relative to company performance (is there a misalignment)

•	Tax gross-ups to senior executives

•	Change-in-control arrangements

•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•	Actual stock ownership of the company’s named executive officers

•	Policies aimed at mitigating risk taking by senior executives

•	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.	Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.	Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.	Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.	Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.	Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.	Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.	Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.	Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1.	In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a.	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

b.	the percentage of sales, assets and earnings affected;

c.	the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d.	whether the issues presented should be dealt with through government or company-specific action;

e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.	whether the company’s analysis and voting recommendation to shareholders is persuasive;

g.	what other companies have done in response to the issue;

h.	whether the proposal itself is well framed and reasonable;

i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.	whether the subject of the proposal is best left to the discretion of the board.

2.	Among the social and environmental issues to which we apply this analysis are the following:

a.	Energy Efficiency and Resource Utilization

b.	Environmental Impact and Climate Change

c.	Human Rights and Impact on Communities of Corporate Activities

d.	Equal Employment Opportunity and Non Discrimination

e.	ILO Standards and Child/Slave Labor

f.	Product Integrity and Marketing

g.	Sustainability Reporting

h.	Board Representation

i.	Animal Welfare

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI. OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B	Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII. RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

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a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

March 31, 2014

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON BATTERYMARCH U.S. LARGE CAP EQUITY FUND

Class A (LMUPX), Class C (LMUGX), Class FI (LMUSX), Class R (LMUOX), Class R1,

Class I (LMTIX) and Class IS (LMISX)

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with the current Prospectus of Legg Mason Batterymarch U.S. Large Cap Equity Fund (the “fund”), dated March 31, 2014, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

The fund is a series of Legg Mason Partners Equity Trust (the “Trust”), a Maryland statutory trust.

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund (each called a “Service Agent”), by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services - 5th Floor, Stamford, Connecticut 06902, by calling 1-877-721-1926, by sending an e-mail request to prospectus@leggmason.com or by visiting the fund’s website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, diversified management investment company.

The fund’s Prospectus discusses the fund’s investment objective and policies. The following discussion supplements the description of the fund’s investment policies in its Prospectus.

Investment Objective and Principal Investment Strategies

The fund seeks long-term capital appreciation.

Under normal circumstances, the fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in U.S. equity securities or other investments with similar economic characteristics of large capitalization companies. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of February 28, 2014, the largest market capitalization of a company in the Index was approximately $469.4 billion and the median float-adjusted market capitalization of a company in the Index was approximately $6.95 billion. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment policy.

The fund has exposure to growth and value equities of large capitalization companies. The fund seeks to produce returns that exceed those of the Index over a full market cycle (typically three to five years).

The fund’s 80% investment policy may be changed by the Board of Trustees (the “Board”) upon 60 days’ prior notice to shareholders.

There is no guarantee that the fund will achieve its investment objective.

INVESTMENT PRACTICES AND RISK FACTORS

The fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the fund, which all involve risks of varying degrees.

Equity Securities. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Real Estate Investment Trusts. The fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage (hybrid) REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs. Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders and, as a result, an investor in the fund is subject to a duplicate level of fees if the fund invests in REITs.

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Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees and borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed income obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investments by Funds of Funds. Certain investment companies, including those that are affiliated with the fund because they are managed by an affiliate of the manager, may invest in the fund as part of an asset allocation strategy. These investment companies are referred to as “funds of funds” because they invest primarily in other investment companies.

From time to time, the fund may experience relatively large redemptions or investments due to rebalancings of the assets of a fund of funds invested in the fund. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. If this were to occur, the effects of the rebalancing trades could adversely affect the fund’s performance. Redemptions of fund shares due to rebalancings could also accelerate the realization of taxable capital gains in the fund and might increase brokerage and/or other transaction costs.

The fund’s subadviser may be subject to potential conflicts of interest in connection with investments by affiliated funds of funds. For example, the subadviser may have an incentive to permit an affiliated fund of funds to become a more significant shareholder (with the potential to cause greater disruption to the fund) than would be permitted for an unaffiliated investor. The subadviser has committed to the Board that it will resolve any potential conflict in the best interests of the shareholders of the fund in accordance with its fiduciary duty to the fund. As necessary, the subadviser will take such actions as it deems appropriate to minimize potential adverse impacts, including redemption of shares in-kind, rather than in cash. Similar issues may result from investment in the fund by Section 529 plans.

Foreign Securities. The fund may invest directly in foreign issuers or invest in depositary receipts. The returns of the fund may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from revaluation of currencies; future adverse political and economic developments; possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; possible expropriation, nationalization or confiscatory taxation; possible withholding taxes and limitations on the use or removal of funds or other assets, including the withholding of dividends; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and be less liquid. Foreign securities may not be registered with,

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nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission (the “SEC”). Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a U.S. company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.”

The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return can be earned on them. The inability of the fund to make intended investments due to settlement problems could cause the fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.

Since the fund may invest in securities denominated in currencies other than the U.S. dollar, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates may influence the value of the fund’s shares and may also affect the value of dividends and interest earned by the fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

Generally, American Depositary Receipts (“ADRs”), in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of the fund’s investment policies and limitations, ADRs are considered to have the same characteristics as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The fund may also invest in Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other similar instruments, which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. EDRs are issued in bearer form and are designed for use in European securities markets. GDRs are tradable both in the United States and Europe and are designed for use throughout the world.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such

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expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of the fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.

Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

Derivatives.

General. The fund may invest in certain derivative instruments (also called “Financial Instruments”). Except as otherwise provided in the Prospectus, this SAI or by applicable law, the fund may purchase and sell any type of Financial Instrument. The fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that the fund may use may not be

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listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the subadviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities and techniques to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that the fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to the fund. In general, the use of Financial Instruments may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the subadviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if the subadviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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The fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against the fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If the fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, the fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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The fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and

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willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the fund continues to be subject to investment risk on the Financial Instrument. The fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on the fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (“OTC”) options and swaps, may be considered illiquid and therefore subject to the fund’s limitation on illiquid investments.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, the fund might have been in a better position had it not attempted to hedge at all.

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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.

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Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that either are required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to Financial Instruments used outside the United States. Financial Instruments used outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•	Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.

The fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Options, Futures and Currency Strategies. The fund may, but is not required to, use forward currency contracts and certain options and futures strategies to seek to increase total return or hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund. There can be no assurance that such efforts will succeed.

To attempt to hedge against adverse movements in exchange rates between currencies, the fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the subadviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the subadviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward currency contract to sell the currency the subadviser expects to decline in an amount approximating the value of some or all of the fund’s securities denominated in that currency. When the subadviser believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a

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forward currency contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the fund may, in the alternative, enter into a forward currency contract to sell a different currency for a fixed amount of the currency expected to decline where the subadviser believes that the value of the currency to be sold pursuant to the forward currency contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated (“cross hedging”). The fund’s custodian places cash or other liquid assets in a separate account of the fund having a value equal to the aggregate amount of the fund’s commitments under forward currency contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the amount will equal the amount of the fund’s commitments with respect to such contracts.

The fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the fund is obligated as a writer. A call option written by the fund is “covered” if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by the fund’s custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A written call option is also covered if the fund holds on a share-for-share basis a purchased call on the same security, or holds a call on the same currency as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash or other liquid assets.

The fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. If the expected changes occur, the fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the options, although the fund may lose such amounts if the prices of securities underlying the options do not move in the direction or to the extent anticipated.

The use of forward currency contracts, options and futures involves certain investment risks and transaction costs to which the fund might not otherwise be subject. These risks include: dependence on the subadviser’s ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed income markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the fund invests; the lack of assurance that a liquid market will exist for any particular option, futures contract or options thereon at any particular time; and the possible need to defer or accelerate closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded “regulated investment companies” under the Code.

Futures Contracts and Options on Futures Contracts. The fund may invest in stock index futures contracts and options on futures contracts that are traded on an exchange.

The purpose of entering into a futures contract is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund’s not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short

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maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the OTC markets only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Commodity Exchange Act Regulation. The fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the fund, from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the fund under the CEA. As a result, the fund is limited in its

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ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, the fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Single Stock Futures. The fund may trade standardized futures contracts on individual equity securities, such as common stocks, exchange-traded funds (“ETFs”) and ADRs, as well as narrow-based securities indexes, generally called security futures contracts or “SFCs,” on U.S. and foreign exchanges. As with other futures contracts, an SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20%) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security, it may be difficult or impossible for the fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. Unlike options on securities in which the fund may invest, where the fund has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the fund has a position in an SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

Options on Securities. The fund may write covered call options. The fund may also purchase put options and enter into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

The fund may write (a) in-the-money call options when the subadviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the subadviser expects the price of the underlying security to remain flat or advance moderately during the option

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period and (c) out-of-the-money call options when the subadviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Writing out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. The fund expects to write options only on national securities exchanges or in the OTC market. The fund may purchase put options issued by the OCC or in the OTC market.

The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

Although the fund generally will purchase or write only those options for which the subadviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist or it may cease to exist. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the manager or subadviser and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

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In the case of options written by the fund that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Although the subadviser will attempt to take appropriate measures to minimize the risks relating to the fund’s writing of call options and purchasing of put and call options, there can be no assurance that the fund will succeed in its option-writing program.

Stock Index Options. The fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective or for the purpose of hedging its portfolio holdings. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the NYSE Composite Index or the Canadian Market Portfolio Index, or a narrower market or industry index such as the S&P 100 Index, the NYSE Arca Oil Index or the NYSE Arca Computer Technology Index.

Options on stock indexes are generally similar to options on stock except for the delivery requirements. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to the subadviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Exchange Traded Funds. The fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called ETFs. Typically an ETF seeks to track the performance of an index, such as the Russell 1000 Index, or more narrow sector, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based.

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Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value (“NAV”). For this reason, shares could trade at either a premium or discount to NAV. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual NAV of the underlying portfolios and the fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. In the future, as new products become available, the fund may invest in ETFs that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs and, therefore, may be more likely to trade at a discount or premium to actual NAVs.

Investments in other investment companies, including ETFs, are subject to the risk of the securities in which those investment companies invest. In addition, to the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

Money Market Instruments. The fund may invest in times of unusual or adverse market, economic or political conditions, for temporary defensive purposes and for cash management purposes in short-term instruments including corporate and government bonds and notes and money market instruments. Money market instruments in which the fund may invest include: U.S. government securities; certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

CDs are short-term negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

Recently enacted legislation will affect virtually every area of banking and financial regulation. The impact of the regulation is not yet fully known and may not be for some time. In addition, new regulations to be promulgated pursuant to the legislation could adversely affect the fund’s investments in money market instruments.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency (the “COTC”) and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic

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banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the COTC and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the subadviser or Western Asset Management Company (“Western Asset”), as applicable, will carefully evaluate such investments on a case-by-case basis.

Repurchase Agreements. Under the terms of a typical repurchase agreement, the fund would acquire one or more underlying debt obligations, frequently obligations issued by the U.S. government or its agencies or instrumentalities, for a relatively short period (typically overnight, although the term of an agreement may be many months), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon time and price. The repurchase price is typically greater than the purchase price paid by the fund, thereby determining the fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the fund loans cash to the counterparty and the loan is secured by the purchased securities as collateral. All repurchase agreements entered into by the fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the fund or its custodian is required to have control of the collateral, which the subadviser or Western Asset, as applicable, believe will give the fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. If the fund enters into a repurchase agreement involving securities the fund could not purchase directly, and the counterparty defaults, the fund may become the holder of securities that it could not purchase. These repurchase agreements may be subject to greater risks. In addition, these repurchase agreements may be more likely to have a term to maturity of longer than seven days.

Repurchase agreements maturing in more than seven days are considered to be illiquid.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Warrants. The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. The fund anticipates holding warrants only as a result of board actions of companies in which the fund invests. Warrants are subject to the same market risks as stocks, but may be more

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volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements, which involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowings. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when Western Asset believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund’s assets. The fund’s custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitment of the fund.

Preferred Stock. The fund may hold preferred stocks, which have characteristics similar to fixed income securities. The fund anticipates holding preferred securities only as a result of board actions of companies in which the fund invests. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Generally, under normal circumstances, preferred stock does not carry voting rights.

Master Limited Partnerships. Other equity securities in which the fund may invest include master limited partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. Investments in securities of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

Restricted and Illiquid Securities. Up to 15% of the net assets of the fund may be invested in illiquid securities. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security. Illiquid securities may include (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) TDs maturing in more than seven calendar days; (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets; and (e) securities of new and early stage companies whose securities are not publicly traded.

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Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under these regulations is “liquid.” The fund intends to rely on these regulations, to the extent appropriate, to deem specific securities acquired through private placements as “liquid.” The Board has delegated to the subadviser or Western Asset, as applicable, the responsibility for determining whether a particular security eligible for trading under these regulations is “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Restricted securities may be sold only (1) pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (such securities are referred to herein as “Rule 144A securities”), or another exemption; (2) in privately negotiated transactions; or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the United States, may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the subadviser or Western Asset, as applicable, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments the fund may own. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund is able to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than expected when it decided to sell.

Illiquid securities may be difficult to value and the fund may have difficulty disposing of such securities promptly. Judgment plays a greater role in valuing illiquid investments than those securities for which a more active market exists. The fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.

To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market will be acquired by the fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets.

U.S. Government Securities. The fund may invest in U.S. government securities. U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae” certificates); (b) the right of the issuer to borrow an amount limited to specific lines of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). U.S. government securities also include Treasury receipts and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. The mortgage-backed securities guaranteed by Ginnie Mae are backed by the full faith and credit

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of the United States. Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States.

In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

When-Issued and Delayed Delivery Transactions. The fund may purchase or sell securities on a when-issued or delayed delivery basis. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed delivery transaction, the fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

The fund will at times maintain in a segregated account cash or liquid securities equal to the amount of the fund’s when-issued or delayed delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the account may have a leveraging effect on the fund’s assets. That is, to the extent the fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its NAV than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the fund will meet its obligations from then available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a greater or lesser value than the fund’s payment obligations).

INVESTMENT POLICIES

The fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the fund may not be changed without the vote of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power of the fund present at a shareholder meeting, if the holders of more than 50% of the voting power of the fund are present in person or represented by proxy, or (b) more than 50% of the voting power of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Policies

The fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

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(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (The fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the fund’s net investment income in any given period. Currently, the fund does not contemplate borrowing money for leverage but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding

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voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. The fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the fund from owning real estate; however, the fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the fund from owning commodities, whether physical commodities and contracts related to physical

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commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. If the fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries.

The fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

The fund’s non-fundamental investment policies are as follows:

1. The fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.

2. The fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Diversification

The fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting

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securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

Portfolio Turnover

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent the portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (”IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should the subadviser or Western Asset, as applicable, deem it advisable to purchase or sell securities.

For the fiscal years ended November 30, 2012 and November 30, 2013, the fund’s portfolio turnover rates were as follows:

2012 (%)	2013 (%)
43	37

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MANAGEMENT

The business and affairs of the fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, MD 21202. Information pertaining to the Trustees and officers of the fund is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees#:

Paul R. Ades Born 1940	Trustee	Since 1983	Paul R. Ades, PLLC (law firm) (since 2000)	52	None

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	52	None

Dwight B. Crane Born 1937	Trustee	Since 1981	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)	52	None

Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)	52	None

Howard J. Johnson Born 1938	Chairman and Trustee	From 1981 to 1998 and since 2000 (Chairman since 2013)	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	52	None

Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	52	None

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Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Ken Miller Born 1942	Trustee	Since 1983	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)	52	None

John J. Murphy Born 1944	Trustee	Since 2002	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)	52	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dear born Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly Born 1948	Trustee	Since 1983	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)	52	Director, Citizens National Bank of Greater St. Louis (since 2006)

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Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Interested Trustee and Officer:

Kenneth D. Fuller† Born 1958	Trustee, President and Chief Executive Officer	Since 2013	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 170 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President—Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)	158	None

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#	Trustees who are not “interested persons” of the fund within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Mr. Fuller is an “interested person” of the fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers:

Ted P. Becker Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Born 1949 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Anti-Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Vanessa Williams Born 1979 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2011	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Born 1954 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Born 1962 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Richard F. Sennett Born 1970 Legg Mason 100 International Drive 7th Floor Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Albert Laskaj Born 1977 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Treasurer	Since 2010	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office for a fund in the Legg Mason fund complex.

Each Trustee, except for Mr. Fuller, previously served as a trustee or director of certain predecessor funds in the fund complex, and each Trustee, except for Mr. Fuller, was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in equity securities,

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including the fund, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing equity mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Independent Trustees were selected to join the Board based upon the following as to each Trustee: character and integrity; service as a board member of predecessor funds; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with the requirements of the Trust’s retirement policies and the Trustee’s status as not being an “interested person” of the fund, as defined in the 1940 Act. Mr. Fuller was selected to join the Board based upon the following: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and his status as a representative of Legg Mason.

Independent Trustees constitute more than 75% of the Board. Mr. Johnson serves as Chairman of the Board and is an Independent Trustee. Mr. Fuller is an interested person of the fund.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, the subadviser and Western Asset, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee.

Each Trustee, except for Mr. Fuller, has served as a board member of the fund and other funds (or predecessor funds) in the fund complex for at least eight years. Mr. Ades has substantial experience practicing law and advising clients with respect to various business transactions. Mr. Breech has substantial experience as the chief executive of a private corporation. Mr. Crane has substantial experience as an economist, academic and business consultant. Mr. Hubbard has substantial experience in business development and was a senior executive of an operating company. Mr. Johnson has substantial experience as the chief executive of an operating company and in the financial services industry, including as an actuary and pension consultant. Mr. Jerome Miller had substantial experience as an executive in the asset management group of a major broker/dealer. Mr. Ken Miller has substantial experience as a senior executive of an operating company. Mr. Murphy has substantial experience in the asset management business and has current and prior service on the boards of other mutual funds and corporations. Mr. Schlafly has substantial experience practicing law and also serves as the president of a private corporation and as director of a bank. Mr. Fuller has been the Chief Executive Officer of the Trust and other funds in the fund complex since 2013 and has investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Legg Mason and affiliated entities and another investment advisory firm. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

The Board has five standing Committees: the Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee, and the Compensation and Nominating Committee (which is a sub-committee of the Governance Committee). Each Committee is chaired by an Independent Trustee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees. The Contract Committee is composed of three Independent Trustees. The Performance Committee is composed of four Independent Trustees and the Chairman of the Board. The Compensation and Nominating Committee is composed of two Independent Trustees. Where deemed appropriate, the Board may constitute ad hoc committees.

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The Chairman of the Board and the chairs of the Audit and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chairman of the Board also serves as a key point person for interaction between management and the other Independent Trustees. Through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the fund has effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chairman of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management, including the fund’s subadviser and Western Asset.

The Audit Committee oversees the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the fund’s accounting, auditing and financial reporting practices, the qualifications and independence of the fund’s independent registered public accounting firm and the fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting. The Audit Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Contract Committee is charged with assisting the Board in requesting and evaluating such information from the manager, the subadviser and Western Asset as may reasonably be necessary to evaluate the terms of the fund’s investment management agreement, subadvisory arrangements and distribution arrangements.

The Performance Committee is charged with assisting the Board in carrying out its oversight responsibilities over the fund and fund management with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process.

The Governance Committee is charged with overseeing Board governance and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Trustees of the Trust. The Governance Committee has formed the Compensation and Nominating Committee, the function of which is to recommend to the Board the appropriate compensation for serving as a Trustee on the Board. In addition, the Compensation and Nominating Committee is responsible for, among other things, selecting and recommending candidates to fill vacancies on the Board. The Committee may consider nominees recommended by a shareholder. In evaluating potential nominees, including any nominees recommended by shareholders, the Committee takes into consideration various factors, including, among any others it may deem relevant, character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the fund and its shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

Service providers to the fund, primarily the fund’s manager, the subadviser and Western Asset and, as appropriate, their affiliates, have responsibility for the day-to-day management of the fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the fund, the Board

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oversees risk management of the fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the fund and its service providers. The Board has emphasized to the fund’s manager, the subadviser and Western Asset the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and the Performance Committee, and through oversight by the Board itself.

The fund is subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. The fund’s manager, the subadviser and Western Asset, the affiliates of the manager, the subadviser and Western Asset, or various service providers to the fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and the manager’s Chief Compliance Officer and the manager’s chief risk officer, as well as personnel of the subadviser and Western Asset and other service providers, such as the fund’s independent registered public accounting firm, make periodic reports to the Audit Committee, the Performance Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

The Board met 4 times during the fiscal year ended November 30, 2013. The Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee and the Compensation and Nominating Committee met 4, 1, 4, 4 and 1 time(s), respectively, during the fiscal year ended November 30, 2013.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex overseen by the Trustees as of December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee ($)
Independent Trustees

Paul R. Ades	None	Over 100,000

Andrew L. Breech	None	Over 100,000

Dwight B. Crane	None	Over 100,000

Frank G. Hubbard	None	Over 100,000

Howard J. Johnson	None	Over 100,000

Jerome H. Miller	None	Over 100,000

Ken Miller	None	Over 100,000

John J. Murphy	None	Over 100,000

Thomas F. Schlafly	None	Over 100,000

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Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee ($)
Interested Trustee

Kenneth D. Fuller	None	Over 100,000

As of December 31, 2013, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser, Western Asset or the distributor of the fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser, Western Asset or the distributor of the fund.

The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Fuller, an “interested person” of the fund, as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustees’ fees based upon asset size. Prior to January 1, 2014, the fund paid each of the Independent Trustees its pro rata share of: an annual fee of $120,000, plus $20,000 for each regularly scheduled Board meeting attended in person, and $1,000 for each telephonic Board meeting in which that Trustee participates. The Chairman of the Board received an additional $25,000 per year, the Chair of the Audit Committee received an additional $15,000 per year and the Chairs of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee received an additional $12,500 per year. Other members of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee received an additional $10,000 per year. The Trustee designated as the fund’s audit committee financial expert (as defined in the instructions to Item 3 of Form N-CSR) received an additional $10,000 per year.

As of January 1, 2014, the fund pays each of the Independent Trustees its pro rata share of: an annual fee of $160,000, plus $30,000 for each regularly scheduled Board meeting attended in person, and $1,000 for each telephonic Board meeting in which that Trustee participates. The Chairman of the Board receives an additional $55,000 per year, the Chair of the Audit Committee receives an additional $25,000 per year and the Chairs of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee receive an additional $12,500 per year. Other members of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee receive an additional $10,000 per year. The Trustee designated as the fund’s audit committee financial expert (as defined in the instructions to Item 3 of Form N-CSR) receives an additional $15,000 per year.

Officers of the Trust receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

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Information regarding compensation paid to the Trustees is shown below.

Name of Trustee	Aggregate Compensation from the Fund(2) ($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(4) ($)	Total Compensation from Fund Complex Paid to Trustee(3) ($)	Number of Portfolios in Fund Complex Overseen by Trustee(2)
Independent Trustees

Paul R. Ades	3,678	None	217,500	52

Andrew L. Breech	3,573	None	210,625	52

Dwight B. Crane	3,679	None	217,500	52

Frank G. Hubbard	3,592	None	211,875	52

Howard J. Johnson	3,834	None	227,500	52

Jerome H. Miller	3,592	None	211,875	52

Ken Miller	3,592	None	211,875	52

John J. Murphy	3,563	None	210,000	52

Thomas F. Schlafly	3,573	None	210,625	52

Jerry A. Viscione(5)	3,804	None	225,625	52

Interested Trustee:

Kenneth D. Fuller(1)	None	None	None	155

R. Jay Gerken(1)	None	None	None	N/A

(1)	Mr. Gerken retired as a Trustee effective May 31, 2013, and Mr. Fuller became a Trustee effective June 1, 2013. Mr. Gerken was not compensated for his services as a Trustee, and Mr. Fuller is not compensated for such services, because of their affiliations with the manager.
(2)	Information is for the fiscal year ended November 30, 2013.
(3)	Information is for the calendar year ended December 31, 2013.
(4)	Pursuant to prior retirement plans, the fund made no payments to former Trustees for the fiscal year ended November 30, 2013.
(5)	Mr. Viscione retired from the Board effective December 31, 2013.

As of March 3, 2014, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the fund.

To the knowledge of the fund, as of March 3, 2014, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of the following classes of the fund:

Class	Name and Address	Percent of Ownership (%)
FI	VANGUARD FIDUCIARY TRUST CO 100 VANGUARD BLVD MALVERN PA 19355-2331	96.94

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Class	Name and Address	Percent of Ownership (%)
IS	LM DYNAMIC MULTI-STRATEGY VIT PORTFOLIO ATTN STEVEN BLEIBERG 620 8TH AVENUE NEW YORK NY 10018-1618	31.12

IS	LEGG MASON PARTNERS LIFESTYLE SERIES INC ALLOCATION 85 ATTN MICHEAL LEDBURY 620 8TH AVENUE NEW YORK NY 10018-1618	12.96

IS	STATE OF COLORADO COLLEGEINVEST EQUITY PORTFOLIO SCHOLARS CHOICE 620 8TH AVENUE NEW YORK NY 10018-1618	11.81

IS	LEGG MASON PARTNERS LIFESTYLE SERIES INC ALLOCATION 70 ATTN MICHEAL LEDBURY 620 8TH AVENUE NEW YORK NY 10018-1618	7.73

IS	STATE OF COLORADO COLLEGEINVEST PORTFOLIO 4 SCHOLARS CHOICE COLLEGE 620 8TH AVENUE NEW YORK NY 10018-1618	7.72

IS	STATE OF COLORADO COLLEGEINVEST PORTFOLIO 1 SCHOLARS CHOICE COLLEGE 620 8TH AVENUE NEW YORK NY 10018-1618	5.32

IS	STATE OF COLORADO COLLEGEINVEST PORTFOLIO 5 SCHOLARS CHOICE COLLEGE 620 8TH AVENUE NEW YORK NY 10018-1618	5.06

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to the fund, pursuant to an investment management agreement (the “Management Agreement”). LMPFA provides administrative and certain oversight services to the fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. As of December 31, 2013, LMPFA’s total assets under management were approximately $225.4 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $679.5 billion.

The manager has agreed, under the Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision; furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s

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investment objective, policies and restrictions; and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory arrangements, as described below.

The manager performs administrative and management services as reasonably requested by the fund necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement will continue in effect for its initial term and thereafter from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement is not assignable by the Trust except with the consent of the manager. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement, LMPFA receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate (%)
Up to and including $1 billion	0.750
In excess of $1 billion and up to and including $2 billion	0.725
In excess of $2 billion and up to and including $5 billion	0.700
In excess of $5 billion and up to and including $10 billion	0.675
Over $10 billion	0.650

For the fiscal years ended November 30, 2013, 2012 and 2011, the fund paid management fees to LMPFA as follows:

For the fiscal year ended November 30	Gross Management Fees ($)	Management Fees Waived/Expense Reimbursements ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
2013	3,769,989	9,141	3,760,848
2012	2,954,275	61,335	2,892,940
2011	3,859,824	39,427	3,820,397

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Subadvisory Arrangements

Batterymarch serves as the subadviser to the fund pursuant to a subadvisory agreement between the manager and Batterymarch (the “Subadvisory Agreement”). Batterymarch was established in 1969 and has offices at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for institutional accounts, such as pension and profit sharing plans, endowments and foundations, investment companies (including mutual funds) and state and municipal and foreign governmental entities. As of December 31, 2013, Batterymarch’s total assets under management were approximately $10.7 billion.

Western Asset manages the fund’s cash and short-term instruments pursuant to an agreement between the manager and Western Asset (the “Western Asset Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2013, the total assets under management of Western Asset and its supervised affiliates were approximately $451.6 billion.

Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $679.5 billion.

Under the Subadvisory Agreement and the Western Asset Agreement, subject to the supervision and direction of the Board and the manager, the subadviser and Western Asset will manage the fund’s portfolio in accordance with the fund’s stated investment objective and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities and employ professional portfolio managers and securities analysts who provide research services to the fund.

Each of the Subadvisory Agreement and the Western Asset Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement or the Western Asset Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser or Western Asset. Each of the subadviser and Western Asset may terminate the Subadvisory Agreement or the Western Asset Agreement, as applicable, on 90 days’ written notice to the fund and the manager. Each of the Subadvisory Agreement and the Western Asset Agreement may be terminated upon the mutual written consent of the manager and the subadviser or Western Asset, as applicable. Each of the Subadvisory Agreement and the Western Asset Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser or Western Asset, as applicable, and shall not be assignable by the manager without the consent of the subadviser or Western Asset, as applicable.

As compensation for their subadvisory services, the manager pays the subadviser and Western Asset an aggregate fee equal to 70% of the management fee paid to LMPFA, net of fee waivers and expense reimbursements.

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2013.

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Other Accounts Managed by the Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the fund) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Stephen A. Lanzendorf, CFA*	Registered investment companies	9	3.67 billion	None	None

	Other pooled investment vehicles	10	751 million	1	3.80 million

	Other accounts	39	3.86 billion	3	104 million

Austin M. Kairnes III*	Registered investment companies	1	244 million	None	None

	Other pooled investment vehicles	1	192 million	None	None

	Other accounts	15	1.23 billion	3	104 million

*	Batterymarch’s Developed Markets Team manages the fund. Members of the investment team may change from time to time. Messrs. Lanzendorf and Kairnes are responsible for the strategic oversight of the fund’s investments. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions, and Batterymarch’s current investment strategies

Portfolio Manager Compensation Structure

In addition to customary employee benefits (e.g., medical coverage), compensation for investment professionals includes:

•	competitive base salaries;

•

individual performance-based bonuses based on the investment professionals’ added value to the products for which they are responsible measured on a one-, three- and five-year basis versus benchmarks and peer universes as well as their contributions to research, client service and new business development;

•

corporate profit sharing; and an annual contribution to a non-qualified deferred compensation plan that has a cliff-vesting requirement (i.e., they must remain employed with the firm for 31 months to receive payment).

Performance is evaluated on an aggregate product basis that a portfolio manager is responsible for and is generally not analyzed by any individual client portfolios. Portfolio manager compensation is not tied to, nor increased or decreased as the direct result of, any performance fees that may be earned by Batterymarch. Lastly, portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch’s client portfolios.

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Potential Conflicts of Interest

As an investment adviser to multiple client accounts, Batterymarch recognizes that actual or potential conflicts of interest may arise in its business and accordingly has developed compliance policies and procedures that it believes are reasonably designed to detect, prevent and/or minimize the effects of such conflicts of interest. Nevertheless, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. The following is a summary of certain potential conflicts of interest that may arise in managing multiple client accounts:

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

Batterymarch has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, market restrictions or for other reasons.

Different Investment Strategies. Batterymarch provides investment advisory services for multiple funds and accounts and under multiple investment strategies and may give advice, and take action, with respect to any of those funds or accounts, that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual fund or account. At times, one or more portfolio managers may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security.

For example, certain portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. The stock selection models, risk controls and portfolio construction rules used by Batterymarch to manage its clients’ long-only portfolios may differ from the models and rules that are used to manage client account portfolios that hold securities short, which may result in similar securities being ranked differently for the different investment strategies. As a result, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain account portfolios may contain securities sold short that are simultaneously held as long positions in certain long-only portfolios managed by Batterymarch.

Timing of Trades. To lessen the market impact of securities transactions, Batterymarch often limits daily trading volumes and aggregates trades for multiple funds and accounts, where feasible. However, at times, some accounts may separately trade a particular security in advance of other accounts. In such situations, a purchase may increase the value of a security previously purchased by another account, or a sale or short sale in one account may lower the sale price received in a sale by a second account.

Broker Selection and Soft Dollar Usage. Portfolio managers may be able to influence the selection of broker-dealers that are used to execute securities transactions for the funds and/or accounts they manage. In addition to executing trades, some brokers and dealers provide brokerage and research services, which may result in the payment of higher brokerage commissions than might otherwise be available and may provide an incentive to increase trading with such brokers. All soft dollar arrangements in which Batterymarch is involved shall come within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations thereof as issued by the SEC. Nonetheless, the research services obtained from brokers and dealers may be may be used to service other clients than those paying commissions to the broker-dealers providing the research services, and also may benefit some funds or accounts more than others.

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Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Batterymarch allows its employees to trade in securities that it recommends to advisory clients. Batterymarch’s employees may buy, hold or sell securities at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by Batterymarch for its client accounts. Batterymarch and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds’ investment holdings, which is non-public information.

Batterymarch seeks to avoid these potential conflicts of interest by acting in good faith and in the best interests of clients and by not favoring or making riskier investments for accounts paying performance-based or higher fees. Batterymarch generally requires portfolio decisions to be made on a product specific basis and requires average pricing of all aggregated orders. Additionally, the investment performance of composites, not individual client accounts, is generally considered a factor in determining portfolio managers’ compensation. Furthermore, Batterymarch has adopted a written Code of Ethics designed to prevent, limit and/or detect personal trading activities that may interfere or conflict with client interests.

*    *    *    *    *

Although Batterymarch believes that its policies and procedures are appropriate to prevent, eliminate or minimize the harm of many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary above.

Batterymarch’s Chief Compliance Officer conducts a review of the firm’s potential conflicts of interest and a risk assessment on an annual basis.

Portfolio Manager Securities Ownership

The table below identifies ownership of equity securities of the fund by the portfolio managers responsible for the day-to-day management of the fund as of November 30, 2013.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Stephen A. Lanzendorf, CFA	500,001-1 million
Austin M. Kairnes, III	None

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Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), the fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuance and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and any legal obligation which the fund may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares. Any such waived fees and/or reimbursed expenses are described in the fund’s Prospectus. The expense caps and waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

In order to implement an expense cap, the manager will, as necessary, waive management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously waived or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the expense cap shown in the fund’s Prospectus. In no case will the manager recapture any amount that would result, on any particular fund business day, in the fund’s total annual operating expenses exceeding the expense cap.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the fund’s sole and exclusive distributor pursuant to a written agreement dated August 5, 2010 (the “distribution agreement”).

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LMIS may be deemed to be an underwriter for purposes of the 1933 Act. The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares.

The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Independent Trustees who are not parties to such agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Employees of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Financial intermediaries, including broker/dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, financial intermediaries may receive compensation from the fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

LMIS has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by the fund. These financial intermediaries then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The financial intermediary, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from their past profits and other available sources, including profits from their relationships with the fund. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by the fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for the fund to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund.

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Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular financial intermediary. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of financial intermediaries (including, in some cases, travel expenses) to train and educate the personnel of the financial intermediaries. It is likely that financial intermediaries that execute portfolio transactions for the fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

The fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the fund may pay financial intermediaries for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, the fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for financial intermediaries and their employees or associated persons to recommend or sell shares of the fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. Please contact your financial intermediary for details about any payments it (and its employees) may receive from the fund and/or from LMIS, LMPFA and/or their affiliates. You should review your financial intermediary’s disclosure and/or talk to your broker/dealer or financial intermediary to obtain more information on how this compensation may have influenced your broker/dealer’s or financial intermediary’s recommendation of the fund.

Initial Sales Charge

The aggregate dollar amounts of initial sales charges on Class A shares and the amounts retained by the distributor were as follows:

Class A Shares

For the fiscal year ended November 30	Total Commissions ($)	Amounts Retained by LMIS ($)
2013	0	0
2012	0	0
2011	0	0

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Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A and Class C shares received and retained by the distributor were as follows:

Class A Shares

For the fiscal year ended November 30	Amounts Retained by LMIS ($)
2013	0
2012	0
2011	0

Class C Shares

For the fiscal year ended November 30	Amounts Retained by LMIS ($)
2013	0
2012	0
2011	0

No initial sales charge or contingent deferred sales charges were paid by Class A or Class C shares because no shares of those classes were outstanding during the fiscal years ended November 30, 2013, November 30, 2012 or November 30, 2011.

Shareholder Services and Distribution Plan

The Trust, on behalf of the fund, has adopted an amended shareholder services and distribution plan (the “12b-1 Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class C, Class FI, Class R and Class R1 shares. Under the 12b-1 Plan, the fund pays distribution fees to LMIS for the services it provides and expenses it bears with respect to the distribution of Class C, Class R and Class R1 shares and service fees for Class A, Class C, Class FI, Class R and Class R1 shares. The distributor will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class C, Class FI, Class R and Class R1 shares. In addition, the fund pays distribution fees with respect to the Class C and Class R1 shares at the annual rate of 0.75% of the fund’s average daily net assets attributable to each such class and with respect to the Class R shares at the annual rate of 0.25% of the fund’s average daily net assets attributable to such class.

Fees under the 12b-1 Plan may be used to make payments to the distributor for distribution services, Service Agents and other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund may also make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A and Class C investors.

The 12b-1 Plan permits the fund to pay fees to the distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to the distributor and others until the 12b-1 Plan or distribution agreement is terminated or not renewed. In that event,

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the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the 12b-1 Plan for the fund, the Trustees will review the 12b-1 Plan and the expenses for each class within the fund separately.

The 12b-1 Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution-related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributor or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph “Qualified Trustees”). The Qualified Trustees, in the exercise of their business judgment in the best interests of the shareholders of the fund and each class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the fund and the distributor provide to the Board and the Board review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office. The 12b-1 Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the fund’s Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The fund will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the fund will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, the distributor acts as an agent of the fund in connection with the offering of shares of the fund pursuant to the distribution agreement. Dealer reallowances, if any, are described in the fund’s Prospectus.

The following service and distribution fees were incurred by the fund pursuant to the 12b-1 Plan during the fiscal year ended November 30, 2013:

Class FI	$2,310

Distribution expenses incurred by LMIS during the fiscal year ended November 30, 2013 for compensation to Service Agents, printing costs of prospectuses and marketing materials are expressed in the following table.

	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Current Expenses ($)
Class FI	2,310	0	9,340	2	11,652

No information is presented for Class A, Class C, Class R or Class R1 shares because no shares of those classes were outstanding during the fiscal year ended November 30, 2013.

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Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the fund’s transfer agent. Under the transfer agency agreement with BFDS, BFDS maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (“BNY”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as co-transfer agent with BFDS with respect to shares purchased by clients of certain service providers. Under the co-transfer agency agreement with BNY, BNY maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust and the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending November 30, 2014.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the fund, the manager, the subadviser, Western Asset and the distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility. Copies of the codes of ethics of the fund, the manager, the subadviser, Western Asset and the distributor are on file with the SEC.

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Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has delegated proxy voting discretion to the manager, believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund to the subadviser through its contract with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy -voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the fund’s portfolio securities are voted, a copy of which is attached as Appendix A to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-877-721-1926, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See the fund’s Prospectus for a discussion of which classes of shares of the fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class C, Class FI, Class R, Class I or Class IS shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee. The fund does not currently offer Class A, Class C or Class R shares.

There are minimum investment requirements of $1,000 for initial investments and $50 for subsequent investments for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA or its affiliates (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its affiliates, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by the fund prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are

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priced according to the NAV determined on that day, provided the order is transmitted by the Service Agent to the fund’s transfer agent in accordance with their agreed-upon procedures. Payment must be made with the purchase order.

Class I Shares. The following persons are eligible to purchase Class I shares directly from the fund: (i) current employees of the fund’s manager and its affiliates; (ii) former employees of the fund’s manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Legg Mason; (iv) current and former board members of Legg Mason; and (v) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Class R1 Shares. Class R1 shares are closed to all new purchases and incoming exchanges.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of at least $50 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by the distributor or the transfer agent. The Systematic Investment Plan authorizes the distributor to apply cash held in the shareholder’s brokerage account to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the fund’s Prospectus.

Members of the selling group may receive a portion of the sales charge as described in the Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

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Class C Shares. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class FI, Class R, Class I and Class IS Shares. Class FI, Class R, Class I and Class IS shares are sold at NAV with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS; and

(g) purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

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Accumulation Privilege—allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—Helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000
(2) $50,000
(3) $100,000
(4) $250,000
(5) $500,000
(6) $750,000
(7) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your Asset Level Goal.

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The eligible funds may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter) is accepted will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

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Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class C shares and (b) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase. Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on Class C shares purchased by retirement plan omnibus accounts held on the books of the fund.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

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Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”), that are authorized by the distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of an applicable fund sold by the distributor, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors. Under the Grandfathered Retirement Program, Class C shares of the fund may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market funds sold by the distributor equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value (“NAV”) per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class C, Class FI, Class R, Class I and Class IS shares (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1,000,000) is equal to the NAV per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge, however, is imposed on certain redemptions of Class C shares and on Class A shares when purchased in amounts equaling or exceeding $1,000,000.

Set forth below is an example of the method of computing the offering price of the Class FI and Class IS shares of the fund based on the NAV of a share of the fund as of November 30, 2013.

Class FI:	NAV, offering price and redemption price per Class FI share	$15.55
Class IS:	NAV, offering price and redemption price per Class IS share	$15.54

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REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. The Withdrawal Plan will be carried over on exchanges between funds sold by the distributor or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at NAV in additional shares of the fund.

For additional information, shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

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Legg Mason Institutional Funds Systematic Withdrawal Plan

Certain shareholders of Class FI, Class I or Class IS shares with an initial NAV of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to the fund or a Service Agent to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the fund or a Service Agent. The fund, its transfer agent and the distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Redemptions in Kind

If the fund’s manager determines that it would not be in the best interests of the fund’s remaining shareholders to make a redemption payment wholly in cash, the fund may honor a redemption request by delivering portfolio securities to a shareholder to pay all or a portion of the redemption proceeds. However, the fund will not use securities to satisfy any request for redemption, or combination of requests from the same shareholder in any 90-day period, if the total redemption amount does not exceed $250,000 or 1% of the net assets of the fund, whichever is less. When a redemption is paid “in kind,” the securities distributed to the redeeming shareholder will be valued in accordance with the procedures described under “Share price” in the fund’s Prospectus. Because a redemption in-kind may be used during times when the markets experience increased illiquidity, these valuation methods may include fair value estimations and a shareholder may have difficulty selling those securities at the valuation price. A shareholder receiving securities from the fund may incur costs in holding and when subsequently selling those securities, and the market price of those securities will be subject to fluctuation until they are sold. The fund will not use securities to pay redemptions by LMIS or other affiliated persons of the fund, except as permitted by law, SEC rules or orders, or interpretive guidance from the SEC staff or other proper authorities.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund sold by the distributor. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, Class FI, Class R, Class I and Class IS Exchanges. Class A, Class FI, Class R, Class I and Class IS shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class C Exchanges. Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Class R1 Exchanges. Class R1 shares are closed to all new purchases and incoming exchanges.

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Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Programs with Exchange Features” for additional information.

The fund does not currently offer Class A, Class C or Class R shares.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent trading of fund shares” in the Prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s Prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The NAV per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class will differ. Please see the Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions and Western Asset manages the cash and short-term instruments of the fund.

The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. Debt securities purchased and sold by the fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions

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directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents. The fund will pay a spread or commission in connection with such transactions. Commissions are negotiated with brokers on such transactions. The aggregate brokerage commissions paid by the fund for the three most recent fiscal years or periods, as applicable, are set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Subadvisory Agreement, the subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers that effect securities transactions for the fund may be used by the subadviser in servicing other investment companies and accounts which the subadviser manages. Similarly, research services furnished to the subadviser by brokers that effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing the fund. Not all of these research services are used by the subadviser in managing any particular account, including the fund.

For the fiscal year ended November 30, 2013, the fund paid commissions to brokers that provided research services as follows:

Total Dollar Amount of Brokerage Transactions Related to Research Services ($)	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services ($)
471,198,195	47,709

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The fund’s Board

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has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

Aggregate Brokerage Commissions Paid

For the fiscal years ended November 30, 2013, 2012 and 2011, the fund paid aggregate brokerage commissions as set forth in the table below.

Fiscal Year ended November 30,	Aggregate Brokerage Commissions Paid ($)
2013	139,016
2012	112,593
2011	296,287

For the fiscal years ended November 30, 2013, 2012 and 2011, the fund did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the other clients of the subadviser. Investment decisions for the fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other portfolios managed by the subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

At November 30, 2013, the fund held the following securities issued by its regular broker/dealers:

Issuer	Type of Security Owned D=Debt E=Equity	Market Value ($) (000s)
JPMorgan Chase & Co.	E	9,130

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund’s Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General rules/Website disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). With respect to non-money

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market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The fund currently discloses its complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Ongoing arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

Set forth below is a list, as of December 31, 2013, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for each fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
Bloomberg AIM	Daily	None

Bloomberg L.P.	Daily	None

Bloomberg Portfolio Analysis	Daily	None

Brown Brothers Harriman	Daily	None

Charles River	Daily	None

Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None

eVestment Alliance	Quarterly	8-10 Days

FactSet	Daily	None

Institutional Shareholder Services (Proxy Voting Services)	Daily	None

ITG	Daily	None

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Recipient	Frequency	Delay Before Dissemination
LightPORT InvestCloud	Daily	None

Middle Office Solutions, LLC	Daily	None

Morningstar	Daily	None

NaviSite, Inc.	Daily	None

State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None

SunGard/Protegent (formerly Dataware)	Daily	None

The Bank of New York Mellon	Daily	None

The Northern Trust Company	Daily	None

Thomson	Semi-annually	None

Thomson Reuters	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Advent	Daily	None

Broadridge	Daily	None

Deutsche Bank	Monthly	6-8 Business Days

DST International plc (DSTi)	Daily	None

Electra Information Systems	Daily	None

Fidelity	Quarterly	5 Business Days

Fitch	Monthly	6-8 Business Days

Frank Russell	Monthly	1 Day

Glass Lewis & Co.	Daily	None

Informa Investment Solutions	Quarterly	8-10 Days

Interactive Data Corp	Daily	None

Liberty Hampshire	Weekly and Month End	None

S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day

SunTrust	Weekly and Month End	None

Wilshire Associates Inc.	Quarterly	10 Business Days

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s

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prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the policy

A fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

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Limitations of policy

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or the subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

THE TRUST

The fund is a series of Legg Mason Partners Equity Trust (referred to in this section as the “trust”), a Maryland statutory trust. The certificate of trust to establish the trust was filed with the State of Maryland on October 4, 2006.

A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the “trustees”) and shareholders of a trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust (referred to in this section as the “declaration”). Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees then in office.

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Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or employees of the trust, or that limits the rights to indemnification, advancement of expenses or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation, or as the trustees otherwise decide.

Small Accounts

The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person, other than the trust or its shareholders, in connection with the affairs of the trust. Each trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of

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the trust. All actions and omissions of trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The declaration limits a trustee’s liability to the trust or any shareholder to the full extent permitted under current Maryland law by providing that a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent trustee or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the trustees. The declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the declaration. The declaration also requires that in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent trustees determines that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not consistent with the standard of performance required of the trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the trust in connection with the consideration of the demand if, in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

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TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income). Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code’s timing and other requirements. However, any taxable income or gain the fund does not distribute will be subject to tax at regular corporate rates.

On November 30, 2013, the unused capital loss carryforward of the fund was $0.

For taxable years beginning in 2011 or after, capital losses will not be subject to expiration. In the event that the fund were to experience an ownership change as defined under the Code, the fund’s capital loss

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carryforwards, if any, may be subject to limitation.The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax, but there cannot be assurance that this will be the case.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund fails to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, may make relevant tax elections, which may affect the recognition, timing or character of the fund’s income and gains, possibly in a manner deleterious to shareholders, and expects to make the entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment with respect to these special provisions of the Code.

The fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indexes, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

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The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (a) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (b) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (c) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In certain situations, the fund may, for a taxable year, defer all or a portion of its capital losses realized after October and its late-year ordinary losses (defined as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Investments. Dividends, interest and proceeds from the sale of foreign securities may be subject to non-U.S. withholding income and other taxes, including financial transaction taxes. Even if the fund is entitled to seek a refund in respect of such taxes, it may choose not to. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise.

Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

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If the fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Such dividends will not be eligible for the dividends received deduction. Dividends and distributions paid by the fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Special rules apply, however, to regular dividends paid to individuals. Such a dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals (15% for individuals with incomes below $400,000 ($450,000 if married filing jointly), 20% for individuals with any income above those amounts that is long-term capital gain and 0% at certain income levels; the above threshold amounts will be adjusted annually

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for inflation), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (a) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (b) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Also, dividends received by the fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (a) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (b) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period. Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

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Under current law, the fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as “excess inclusion income.” To fund shareholders such excess inclusion income may (a) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (b) not be offset by otherwise allowable deductions for tax purposes; (c) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (d) cause the fund to be subject to tax if certain “disqualified organizations” as defined by the Code are fund shareholders.

If a charitable remainder annuity trust or charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a tax year, a 100% excise tax on the UBTI is imposed on the trust.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six month period. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then by January 31 of the calendar year following the year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

The fund, or, if you hold your shares through a Service Agent, your Service Agent will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s fund shares in the account. (For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts.)

A shareholder may instruct the fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the fund may call the fund at 1-877-721-1926 Monday through

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Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation, and should consider electing such other method prior to making redemptions or exchanges in their account.

Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, 28% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will be notified annually by the fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in “Taxes-Taxation of U.S. Shareholders-Dividends and Distributions”) made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

If the fund is held through a qualified retirement plan entitled to tax exempt treatment for federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax adviser regarding the tax treatment of distributions (which may include amounts attributable to fund distributions) which may be taxable when distributed from the retirement plan.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

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In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

For taxable years beginning before January 1, 2014, properly reported dividends are generally exempt from U.S. federal withholding tax where they (a) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (b) are paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2014, distributions that the fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient non-U.S. shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the non-U.S. shareholder has not owned more than 5% of the outstanding shares of the fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the fund and will be treated as ordinary dividends to the non-U.S. shareholder; if the non-U.S. shareholder owned more than 5% of the outstanding shares of the fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the non-U.S. shareholder to U.S. filing requirements. Additionally, if the fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a non-U.S. shareholder realizing gains upon redemption from the fund on or before December 31, 2013 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the fund’s shares were owned by U.S. persons at such time or unless the non-U.S. person had not held more than 5% of the fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a non-U.S. shareholder from the fund and redemptions of a non-U.S. shareholder’s interest in the fund attributable to a REIT’s distribution to the fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the fund’s direct or indirect interests in U.S. real property were to exceed certain levels.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the fund will be required to withhold 30% of certain ordinary dividends it pays after June 30, 2014, and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing

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agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The IRS has indicated that an FFI that is subject to the information sharing requirement will need to ensure that it will be identified as FATCA-compliant in sufficient time to allow the fund to refrain from withholding beginning on July 1, 2014. A non-U.S. entity that invests in the fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the fund.

Shares of the fund held by a non-U.S. shareholder at death will be considered situated in the United States and subject to the U.S. estate tax.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described here. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, including the applicability of non-U.S. taxes.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

FINANCIAL STATEMENTS

The audited financial statements of the fund (Statement of Assets and Liabilities, including the Schedule of Investments as of November 30, 2013, Statement of Operations for the year ended November 30, 2013, Statements of Changes in Net Assets for each of the years in the two-year period ended November 30, 2013, Financial Highlights for each of the years in the five-year period ended November 30, 2013, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund), are incorporated by reference into this SAI (filed on January 24, 2014; Accession Number 0001193125-14-018963).

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APPENDIX A

BATTERYMARCH

FINANCIAL MANAGEMENT, INC.

Proxy Voting

I.	Objective

Batterymarch must establish written policies and procedures that are reasonably designed to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and that describe the manner in which Batterymarch will vote proxies for clients that have delegated this responsibility to Batterymarch. Batterymarch must also maintain written policies and procedures reasonably designed to ensure that Batterymarch: (a) clearly identifies its proxy voting responsibilities to each client; (b) fulfills all of its proxy voting responsibilities in a timely manner; and (c) maintains accurate records of its proxy voting actions.

II.	Background

Rule 206(4)-6 under the Investment Advisers Act of 1940 states that it is a fraudulent, deceptive, or manipulative act, practice or course of business for a registered investment adviser to exercise voting authority with respect to client securities, unless the adviser:

(i) adopts and implements written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, such procedures must detail how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

(ii) discloses to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

(iii) describes to clients the adviser’s proxy voting policies and procedures and, upon request, furnishes a copy of such policies and procedures to the client.

III.	Policies and Procedures

A.	General Principles

Batterymarch recognizes that proxy voting is an integral part of its responsibilities as an investment manager. For clients that have granted Batterymarch discretion to vote proxies for securities held in their accounts, Batterymarch is guided by general fiduciary principles. Batterymarch’s goal in voting proxies where it has discretion is to act prudently and solely in the best economic interest of its clients. Batterymarch exercises its discretion to vote proxies in a manner that Batterymarch believes will be consistent with efforts to maximize shareholder values. Batterymarch does not exercise its proxy voting discretion to further policy, political or other issues that are not connected to enhancing the economic value of the client’s investment.1

[1]

Batterymarch may accept client directions to vote proxies for securities in the client’s account in accordance with the specific voting directions or recommendations of the client or a third party such that Batterymarch, in following such directions or recommendations with respect to the account, is not exercising proxy voting discretion.

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B.	Client Accounts for which Batterymarch Votes Proxies

Batterymarch assumes proxy voting authority for all client accounts unless a client’s investment management agreement explicitly states otherwise. Batterymarch shall vote proxies for each client account for which the client:

(i) has specifically authorized Batterymarch to vote proxies in the applicable investment management agreement or other written instrument; or

(ii) without specifically authorizing Batterymarch to vote proxies, has granted general investment discretion to Batterymarch in the applicable investment management agreement.

Batterymarch shall also vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Batterymarch shall determine whether it has proxy voting authority over such account. Batterymarch will review each investment management agreement entered into with a client to ensure that it clearly states whether Batterymarch or the client has the responsibility to vote proxies. If the agreement is unclear, Batterymarch will obtain a written instruction from the client stating whether or not Batterymarch is responsible for voting proxies. If Batterymarch is responsible for voting proxies, Batterymarch will vote the proxies in accordance with Batterymarch’s written proxy voting policies and guidelines unless the client has provided specific proxy voting guidelines. If the client has provided specific proxy voting guidelines, Batterymarch will vote the client’s proxies accordingly.

C.	How Batterymarch Votes Proxies

Batterymarch has retained Institutional Shareholder Services, Inc. (“ISS”) to provide Batterymarch with day-to-day proxy voting services, including obtaining proxy ballots and providing vote recommendations, in-depth research, voting, recordkeeping and reporting. ISS, an independent, recognized authority on proxy voting and corporate governance, is a subsidiary of MSCI Inc. Batterymarch’s compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch’s proxy voting obligations are being properly met. ISS provides Batterymarch with periodic, customized reports and makes various other types of information available via its web-based proxy voting platform in order that Batterymarch may monitor the votes cast by ISS on behalf of Batterymarch’s clients.

For those client accounts for which Batterymarch is responsible for voting proxies, Batterymarch’s policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS’s standard proxy voting guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Taft-Hartley Advisory Services, an independent research team of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO Proxy Voting Guidelines. In instances where ISS has not made any vote recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS’s proxy voting guidelines.

Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote in contradiction with ISS’s vote recommendations or, in cases where ISS has not provided Batterymarch with any vote recommendations with respect to a proxy, to vote in contradiction with ISS’s proxy voting guidelines. In such cases, provided that Batterymarch’s compliance personnel do not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS’s proxy voting guidelines, Batterymarch may override the voting recommendation of ISS. Any votes cast against ISS’s vote recommendations or in contradiction with ISS’s proxy voting guidelines require pre-approval from Batterymarch’s Chief Compliance Officer (“CCO”).

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Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible. In addition, a portfolio management team may adopt proxy voting policies that supplement these policies and procedures. Any such supplemental policies and procedures must be approved by the CCO.

D.	Conflict of Interest Procedures

Batterymarch believes that by using pre-determined proxy voting guidelines and by obtaining vote recommendations from ISS, any potential conflicts of interest are mitigated.

If one or more members of Batterymarch’s investment teams determines that it would be in the best interests of clients to vote in contradiction with ISS’s vote recommendations or, in cases where ISS has not provided Batterymarch with any vote recommendations with respect to a proxy, to vote in contradiction with ISS’s proxy voting guidelines, Batterymarch’s Compliance Department will be responsible for identifying whether any proxy voting proposal presents a conflict of interest. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

(1)	Procedures for Identifying Conflicts of Interest

Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders’ meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch’s employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch’s clients.

While Batterymarch considers a number of issues in determining whether an actual or potential conflict of interest exists, the primary factor is whether Batterymarch has a material business relationship with the company that is soliciting the proxy. Examples of a “material business relationship” may include, but are not limited to, business relationships between Batterymarch and another company in which (a) a Batterymarch employee, or an immediate family member2 of a Batterymarch employee, is a board member or executive officer of the company; (b) Batterymarch, a Batterymarch employee, or an immediate family member of a Batterymarch employee, has an economic interest that could, or might reasonably be though to, influence Batterymarch’s judgment or action with respect to such company; (c) the transaction value (of all outstanding financing operations) entered into between Batterymarch and the company is more than ten percent (10%) of the company’s shareholder equity or the transaction value, of all outstanding financing operations, compared to the company’s total assets, is more than five percent (5%); or (d) Batterymarch derives more than one percent (1%) of its gross revenues from the company.

Batterymarch’s Proxy Manager and her designee(s) and Batterymarch’s portfolio managers are periodically reminded of their obligation: (a) to be aware of the potential for conflicts of interest on the part of Batterymarch with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or circumstances (e.g., a relative is an executive officer or director of an issuer) and as a result of situations that may arise during the conduct of Batterymarch’s business (e.g., an attempt by a client of Batterymarch or by a Legg Mason affiliate to influence Batterymarch’s vote); and (b) to bring potential conflicts of interest of which they become aware to the attention of Batterymarch’s CCO.

[2]

“Immediate family member” includes spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of a Batterymarch employee.

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As a general matter, Batterymarch takes the position that relationships between non-Batterymarch Legg Mason affiliates and an issuer (e.g., investment management relationship between an issuer and a Legg Mason investment adviser affiliate) do not present a conflict of interest for Batterymarch in voting proxies with respect to such issuer because Batterymarch operates as an independent business unit from other non-Batterymarch Legg Mason affiliates and because of the existence of informational barriers between Batterymarch and other Legg Mason affiliates.

(2)	Procedures for Assessing Whether a Conflict of Interest is Material

Batterymarch’s CCO and Proxy Manager shall review and address conflicts of interest brought to their attention.

Batterymarch’s CCO and Proxy Manager shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Batterymarch’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by Batterymarch’s CCO and Proxy Manager shall be maintained.

If a conflict of interest is identified, proxy proposals that are considered “routine,” such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proxy proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders and compensation matters for management (e.g., stock option plans and retirement plans).

If it is determined by Batterymarch’s CCO and Proxy Manager that a conflict of interest is not material, Batterymarch may vote proxies following its standard procedures, notwithstanding the existence of the conflict.

(3)	Procedures for Addressing Material Conflicts of Interest

If it is determined by Batterymarch’s CCO and Proxy Manager that a conflict of interest is material, they shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Batterymarch. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Such methods may include, but are not limited to:

(i) confirming that the proxy will be voted in accordance with a stated position or positions set forth in ISS’s proxy voting guidelines;

(ii) in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

(iii) disclosing the conflict of interest to clients and obtaining their consent before voting;

(iv) suggesting to clients that they engage another party to vote the proxy on their behalf; or

(v) such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

If Batterymarch’s compliance personnel determine that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either the recommendations of (a) ISS; (b) another authorized person of Batterymarch, if the material conflict of interest does not relate to such other person or Batterymarch itself; or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proxy proposal, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.

A-4

A written record of the methods used to resolve a material conflict of interest shall be maintained.

Batterymarch’s CCO and Proxy Manager shall periodically review and assess the firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

E.	Other Considerations

In certain situations, Batterymarch may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Batterymarch believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Batterymarch may determine not to vote proxies are set forth below.

(1)	Share Blocking

In some foreign markets, regulations designed to establish eligibility for voting require that shares be blocked from trading (i.e., deposited with a designated depositary) for a period of time before and/or after a shareholders’ meeting (also known as “share blocking”). During the time that shares are blocked, any pending trades in blocked shares will not settle. Depending on the market, this period can last from one day to several weeks. Because of the potential cost to client account portfolios resulting from the loss of liquidity connected with voting when share blocking is practiced, Batterymarch does not generally vote meetings where share blocking applies. Exceptions may be made should Batterymarch believe that a particular proposal or series of proposals is likely to represent a substantial change to shareholder value and/or rights. This decision will be based on the determination of Batterymarch’s investment personnel.

(2)	Securities on Loan

Certain of Batterymarch’s clients may participate in client-directed security lending programs. Under most lending arrangements, lenders must generally terminate the loan and recall the loaned securities in order to vote those securities, as the voting right would otherwise belong to the borrower. In record date markets, such as the United States, the recall process must begin before the record date. In many foreign markets, the process of recalling shares in time to vote them is particularly difficult due to the proximity of the record date to the meeting date, the timing of the receipt of information and administrative considerations. Often Batterymarch does not receive information about an upcoming vote until after the record date, which is when issuers typically mail their proxy statements. As a result, Batterymarch typically learns of votes too late to arrange for a recall of shares lent through a client’s custodian or other intermediary and to vote the proxies. Because of these challenges, securities that are on loan will generally not be voted.

(3)	Cost of Voting Exceeds Expected Benefit of Voting

The cost of exercising proxy voting rights may outweigh the expected benefit of voting, particularly in the case of foreign securities. For example, it may be necessary to hire a translator to translate meeting materials written in foreign languages or travel to a foreign country in order to vote in person, or there may be increased custodian bank fees and charges for obtaining power of attorney documents. In such cases, Batterymarch will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts in relation to the cost of exercising proxy voting rights.

F.	Proxy Voting-Related Disclosures

(1)	Proxy Voting Independence and Intent

Batterymarch exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Batterymarch and its employees shall not consult with or enter into any formal or informal agreements with Batterymarch’s parent, Legg Mason, Inc., any Legg Mason affiliate, or any of their respective officers, directors or employees, regarding the voting of any securities by Batterymarch on behalf of its clients.

A-5

Batterymarch and its employees must not disclose to any person outside the firm, including without limitation, another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Batterymarch intends to vote a proxy without prior approval from Batterymarch’s CCO. Batterymarch and its employees may disclose to a client or its agents how Batterymarch intends to vote proxies on behalf of the client account’s portfolio only.

If an employee of Batterymarch, other than the Proxy Manager, receives a request to disclose Batterymarch’s proxy voting intentions to, or is otherwise contacted by, another person outside of Batterymarch (including an employee of a Legg Mason affiliate) in connection with an upcoming proxy voting matter, the employee should refrain from responding to the inquiry and immediately notify Batterymarch’s CCO or Proxy Manager.

If one of Batterymarch’s portfolio managers wants to take a public stance with respect to a proxy, the portfolio manager must consult with and obtain the approval of Batterymarch’s CCO before making or issuing a public statement.

(2)	Disclosure of Proxy Votes and Policy and Procedures

Batterymarch’s proxy voting agent maintains complete records of all votes cast on behalf of each of Batterymarch’s client accounts, including the number of shares held, meeting date, type of meeting, management recommendation and the rationale for each vote. The proxy voting agent provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

Batterymarch provides proxy voting summary reports to clients for whom Batterymarch exercises voting responsibility on an annual basis or more frequently, subject to such clients’ reporting requirements.

Batterymarch will provide all necessary information regarding its proxy voting policies and procedures and proxy voting record to investment managers of registered investment companies for which Batterymarch provides investment advisory or sub-advisory services so that such registered investment companies may disclose such policies and procedures as required under current regulations. The investment companies may utilize such information to file with the SEC, and make available to shareholders, the specific proxy votes that were cast in shareholder meetings of issuers of portfolio securities held by such investment companies, including annual reporting of the proxy voting record on Form N-PX.

Batterymarch must deliver to each client for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of its Proxy Voting Policy and proxy voting guidelines. This summary must include information on how clients may obtain information about how Batterymarch has voted proxies for their accounts and must also state that a copy of Batterymarch’s Proxy Voting Policy and proxy voting guidelines is available upon request. Such summary may be included in Batterymarch’s Form ADV, Part 2A brochure.

Upon Batterymarch’s receipt of any client request for information on how Batterymarch voted proxies for that client’s account, Batterymarch must promptly provide the client with such requested information in writing.

Batterymarch must create and maintain a record of each client request for proxy voting information or a copy of Batterymarch’s Proxy Voting Policy and proxy voting guidelines. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Batterymarch’s response. Batterymarch must also maintain copies of written client requests and copies of all responses to such requests.

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Client requests for obtaining information about Batterymarch’s proxy voting record for securities held in client account portfolios or Batterymarch’s Proxy Voting Policy and proxy voting guidelines may be obtained by contacting Batterymarch’s Proxy Manager by telephone at (617) 266-8300, or by writing to:

Batterymarch Financial Management, Inc.

Attention: Proxy Manager

John Hancock Tower

200 Clarendon Street, 49th Floor

Boston, Massachusetts 02116 USA

G.	Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Batterymarch’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Batterymarch may undertake such activism in connection with a proxy or otherwise if and to the extent that Batterymarch determines that doing so is consistent with applicable general fiduciary principles, provided the CCO has approved of the proposed activism.

Absent a specific contrary written agreement with a client, Batterymarch does not: (i) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject; or (ii) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in client accounts is expressly reserved to the client.

IV.	Administration

Any questions regarding the application of these policies and procedures should be referred to Batterymarch’s CCO.

V.	Recordkeeping

Batterymarch’s Compliance Department will maintain the following records relating to these proxy voting policies and procedures for a minimum of six (6) years after the end of the fiscal year in which the event occurred (the first two (2) years in an easily accessible place):

(i) a copy of these proxy voting policies and procedures, including any and all amendments that may be adopted;

(ii) a copy of each proxy statement that Batterymarch receives regarding client securities;

(iii) a record of each vote cast by Batterymarch on behalf of a client;

(iv) documentation relating to the identification and resolution of conflicts of interest;

(v) any documents created by Batterymarch that were material to a proxy voting decision or that memorialized the basis for that decision;

(vi) a copy of each client request for information on how Batterymarch voted proxies on behalf of the client, and a copy of any written response by Batterymarch to any client request for information on how Batterymarch voted proxies on behalf of the requesting client; and

(vii) records showing whether or not Batterymarch has proxy voting authority for each client account.

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Batterymarch’s Compliance Department shall also maintain such records as are necessary to allow its registered investment company clients to comply with their recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Batterymarch may rely on proxy statements filed on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system, as well as, on third party records of proxy statements if the third party is able to provide copies of such proxy statements promptly upon request. In addition, Batterymarch may rely on a third party to make and retain, on Batterymarch’s behalf, records of votes cast by Batterymarch on behalf of clients if the third party is able to provide a copy of such records promptly upon request.

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Transparency. Inclusiveness. Global Expertise.

2014 U.S. Proxy Voting Summary Guidelines

January 13, 2014

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2014

Published Dec. 19, 2013

Updated Jan. 13, 2014

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1. Routine/Miscellaneous

Adjourn Meeting

Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

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Amend Quorum Requirements

Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

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Amend Minor Bylaws

Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

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Change Company Name

Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

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Change Date, Time, or Location of Annual Meeting

Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

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Other Business

Vote against proposals to approve other business when it appears as voting item.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-7

Audit-Related

Auditor Indemnification and Limitation of Liability

Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;

•	The motivation and rationale for establishing the agreements;

•	The quality of the company’s disclosure; and

•	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

▶▶▶▶▶

Auditor Ratification

Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-8

Shareholder Proposals Limiting Non-Audit Services

Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

▶▶▶▶▶

Shareholder Proposals on Audit Firm Rotation

Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

▶▶▶▶▶

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.	Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

2.	Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

3.	Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members.

4.	Independence: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-9

Generally vote for director nominees, except under the following circumstances:

1. Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by- case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-10

offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

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Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

•	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.16.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

1.17.	Failure to replace management as appropriate; or

1.18.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

[3]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;

2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

3. Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[4]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

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Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; or

3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[5].

4. Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4.	Independent directors make up less than a majority of the directors.

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[5]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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2014 ISS Categorization of Directors

1.	Inside Director (I)
1.1.	Current employee or current officer[i] of the company or one of its affiliatesii.
1.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).
1.3.	Director named in the Summary Compensation Table (excluding former interim officers).

2.	Affiliated Outside Director (AO)

Board Attestation

2.1.	Board attestation that an outside director is not independent.

Former	CEO/Interim Officer
2.2.	Former CEO of the companyiii,iv.
2.3.	Former CEO of an acquired company within the past five yearsiv.
2.4.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].

Non-CEO Executives

2.5.	Former officer[i] of the company, an affiliateii or an acquired firm within the past five years.
2.6.	Officer[i] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
2.7.	Officer[i], former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8.	Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.
2.9.

Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10.

Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliateii of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliateii of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.	Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).
2.13.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

2.14.

Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.

Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].
2.17.	Founderxi of the company but not currently an employee.
2.18.	Any materialxii relationship with the company.

3.	Independent Outside Director (IO)
3.1.	No materialxii connection to the company other than a board seat.

Footnotes:

i The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

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ii “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step- children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered. Little to no operating involvement ever may cause ISS to deem the founder as an independent outsider.

xii For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

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Other Board-Related Proposals

Age/Term Limits

Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

▶▶▶▶ ▶

Board Size

Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

▶▶▶▶▶

Classification/Declassification of the Board

Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

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CEO Succession Planning

Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

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Cumulative Voting

Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

•	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-17

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

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Director and Officer Indemnification and Liability Protection

Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.

•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

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Establish/Amend Nominee Qualifications

Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-18

Establish Other Board Committee Proposals

Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and

•	The scope and structure of the proposal.

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Filling Vacancies/Removal of Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

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Independent Chair (Separate Chair/CEO)

Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however, the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•	serves as liaison between the chairman and the independent directors;

•	approves information sent to the board;

•	approves meeting agendas for the board;

•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-19

•	has the authority to call meetings of the independent directors;

•	if requested by major shareholders, ensures that he or she is available for consultation and direct communication;

•	Two-thirds independent board;

•	Fully independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	Egregious compensation practices;

•	Multiple related-party transactions or other issues putting director independence at risk;

•	Corporate or management scandals;

•	Excessive problematic corporate governance provisions; or

•	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

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Majority of Independent Directors/Establishment of Independent Committees

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Categorization of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

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Majority Vote Standard for the Election of Directors

Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-20

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

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Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

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Require More Nominees than Open Seats

Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

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Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•

The company has an independent chairman or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-21

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

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Vote-No Campaigns

In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

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3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

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Amend Bylaws without Shareholder Consent

Vote against proposals giving the board exclusive authority to amend the bylaws.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-22

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

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Confidential Voting

Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

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Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

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Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote for proposals to opt out of control share cash-out statutes.

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Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-23

Vote for proposals to opt out of state disgorgement provisions.

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Exclusive Venue

Vote case-by-case on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

•	Whether the company has the following good governance features:

•	An annually elected board;

•	A majority vote standard in uncontested director elections; and

•	The absence of a poison pill, unless the pill was approved by shareholders.

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Fair Price Provisions

Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

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Freeze-Out Provisions

Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

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Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-24

Net Operating Loss (NOL) Protective Amendments

Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

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Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

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Management Proposals to Ratify a Poison Pill

Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-25

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

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Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

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Reimbursing Proxy Solicitation Expenses

Vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-26

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

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Shareholder Ability to Act by Written Consent

Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[6] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

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Shareholder Ability to Call Special Meetings

Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

[6]	“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-27

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

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Stakeholder Provisions

Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

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State Antitakeover Statutes

Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

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Supermajority Vote Requirements

Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

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4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-28

Vote for management proposals to eliminate par value.

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Common Stock Authorization

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

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Dual Class Structure

Generally vote against proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-29

Issue Stock for Use with Rights Plan

Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

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Preemptive Rights

Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

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Preferred Stock Authorization

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Recapitalization Plans

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-30

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

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Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote against proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

▶▶▶▶▶

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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Stock Distributions: Splits and Dividends

Vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

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Tracking Stock

Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-31

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

▶▶▶▶▶

Restructuring

Appraisal Rights

Vote for proposals to restore or provide shareholders with rights of appraisal.

▶▶▶▶▶

Asset Purchases

Vote case-by-case on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

▶▶▶▶▶

Asset Sales

Vote case-by-case on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-32

Bundled Proposals

Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

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Conversion of Securities

Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer—discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues—company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues—change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest—arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Formation of Holding Company

Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-33

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

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Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote case-by-case on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•	Are all shareholders able to participate in the transaction?

•	Will there be a liquid market for remaining shareholders following the transaction?

•	Does the company have strong corporate governance?

•	Will insiders reap the gains of control following the proposed transaction?

•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

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Joint Ventures

Vote case-by-case on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-34

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

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Liquidations

Vote case-by-case on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

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Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-35

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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Private Placements/Warrants/Convertible Debentures

Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•	Financial issues:

•	The company’s financial condition;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate;

•	Going concern viability and the state of the capital and credit markets.

•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•	Control issues:

•	Change in management;

•	Change in control;

•	Guaranteed board and committee seats;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-36

•	Standstill provisions;

•	Voting agreements;

•	Veto power over certain corporate actions; and

•	Minority versus majority ownership and corresponding minority discount or majority control premium

•	Conflicts of interest:

•	Conflicts of interest should be viewed from the perspective of the company and the investor.

•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•	Market reaction:

•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Reorganization/Restructuring Plan (Bankruptcy)

Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

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Special Purpose Acquisition Corporations (SPACs)

Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

•

Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-37

•

Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential onflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

•	Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

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Spin-offs

Vote case-by-case on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

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Value Maximization Shareholder Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-38

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

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5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-39

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote against an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[7] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment—the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years—i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our

[7]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-40

analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance-to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[8] compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

[8]	ISS research reports will include realizable pay for S&P1500 companies.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-41

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short-and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-42

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

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Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Vote case-by-case on equity-based compensation plans. Vote against the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-43

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

Cost of Equity Plans

Generally, vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote against OR withhold from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-44

Pay-for-Performance Misalignment—Application to Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote against equity plans for companies whose average three-year burn rates their burn rate caps.

Burn rate caps are calculated as the greater of: (1) the mean (µ) plus one standard deviation (s) of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the Burn Rate Table published in December); and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year’s burn-rate cap.

If a company fails to fulfill a burn rate commitment, vote against or withhold from the compensation committee.

In the absence of demonstrating reasonable use of equity awards under the first burn rate commitment, companies making consecutive burn rate commitments may not garner support on their proposed equity plan proposals.

Burn Rate Table for 2014

		Russell 3000			Non-Russell 3000
GICS	Description	Mean	Standard Deviation	2014 Burn Rate Cap*	Mean	Standard Deviation	2014 Burn Rate Cap*
1010	Energy	2.14%	2.16%	4.30%	2.66%	3.60%	*7.46%
1510	Materials	1.55%	1.30%	2.85%	3.20%	4.65%	7.85%
2010	Capital Goods	1.81%	1.39%	3.20%	3.28%	4.88%	8.16%
2020	Commercial & Professional Services	2.55%	1.82%	4.37%	3.68%	3.65%	7.33%
2030	Transportation	1.53%	1.80%	3.33%	1.71%	1.98%	3.69%
2510	Automobiles & Components	1.78%	2.03%	3.81%	2.74%	3.21%	5.95%
2520	Consumer Durables & Apparel	2.48%	1.80%	4.28%	3.37%	4.24%	7.61%
2530	Consumer Services	2.55%	1.61%	4.16%	2.16%	2.12%	4.28%
2540	Media	2.45%	1.98%	4.43%	3.23%	2.24%	5.47%
2550	Retailing	2.41%	1.75%	4.16%	3.39%	3.21%	6.60%
3010, 3020, 3030	Consumer Staples	1.59%	1.18%	2.77%	2.13%	2.32%	4.45%
3510	Health Care Equipment & Services	3.00%	1.82%	4.82%	4.81%	4.27%	9.08%
3520	Pharmaceuticals & Biotechnology	3.65%	2.26%	5.91%	4.87%	4.11%	8.98%
4010	Banks	1.48%	1.65%	3.13%	1.12%	1.67%	2.79%
4020	Diversified Financials	3.65%	5.09%	8.74%	2.74%	4.43%	*7.56%

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-45

		Russell 3000			Non-Russell 3000
GICS	Description	Mean	Standard Deviation	2014 Burn Rate Cap*	Mean	Standard Deviation	2014 Burn Rate Cap*
4030	Insurance	1.75%	1.55%	3.30%	1.05%	1.53%	2.58%
4040	Real Estate	1.36%	1.50%	2.86%	1.12%	1.56%	2.68%
4510	Software & Services	4.56%	2.69%	7.25%	5.26%	3.88%	9.14%
4520	Technology Hardware & Equipment	3.50%	1.99%	5.49%	3.96%	4.95%	8.91%
4530	Semiconductor Equipment	4.34%	2.38%	6.72%	4.67%	5.08%	9.75%
5010	Telecommunication Services	2.59%	1.63%	4.22%	3.57%	3.97%	7.54%
5510	Utilities	0.82%	0.47%	*2.00%	1.76%	1.90%	3.66%

The cap is generally the Mean + Standard Deviation, subject to minimum cap of 2% (de minimus allowance) and maximum +/-2 percentage points relative to prior year burn rate cap for same industry/index group.

A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

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Liberal Definition of Change in Control

Generally vote against equity plans if the plan has a liberal definition of change in control (it provides for the acceleration of vesting of equity awards even though an actual change in control may not occur) and the equity awards would automatically vest upon such liberal definition of change-in-control. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Problematic Pay Practices

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

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Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-46

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

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Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

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Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider case-by-case a carve-out of a portion of cost attributable to overhang, considering the following criteria:

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Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

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Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:

•	The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

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The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•	The general vesting provisions of option grants; and

•	The distribution of outstanding option grants with respect to the named executive officers;

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Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-47

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Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

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Other Compensation Plans

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

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Employee Stock Ownership Plans (ESOPs)

Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

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Employee Stock Purchase Plans—Qualified Plans

Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

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Employee Stock Purchase Plans—Non-Qualified Plans

Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-48

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

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Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Generally vote for proposals to approve or amend executive incentive bonus plans if the proposal:

•	Is only to include administrative features;

•	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);

•	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or

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Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote against such proposals if:

•	The compensation committee does not fully consist of independent outsiders, per ISS’ d irec tor classification; or

•	The plan contains excessive problematic provisions.

Vote case-by-case on such proposals if:

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In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company’s allowable cap; or

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A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

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Option Exchange Programs/Repricing Options

Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-49

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential against vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

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Stock Plans in Lieu of Cash

Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

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Transfer Stock Option (TSO) Programs

One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

•	Executive officers and non-employee directors are excluded from participating;

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Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-50

Additionally, management should provide a clear explanation of why options are being transferred to a third -party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

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Director Compensation

Equity Plans for Non-Employee Directors

Vote case-by-case on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-51

•	No retirement/benefits and perquisites provided to non-employee directors; and

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Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

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Non-Employee Director Retirement Plans

Vote against retirement plans for non-employee directors.

Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

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Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

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Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

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Bonus Banking/Bonus Banking “Plus”

Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-52

Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

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Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote against shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors. Vote against shareholder proposals requiring director fees be paid in stock only.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

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Golden Coffins/Executive Death Benefits

Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

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Hold Equity Past Retirement or for a Significant Period of Time

Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment ; or

•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-53

•	A holding period requirement coupled with a significant long-term ownership requirement; or

•	A meaningful retention ratio;

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote case-by-case on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines, or

•	A holding period requirement coupled with a significant long-term ownership requirement, or

•	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

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Non-Deductible Compensation

Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-54

Pay for Performance

Performance-Based Awards

Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

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First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

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Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

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Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

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Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

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If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

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•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

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Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

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Prohibit CEOs from Serving on Compensation Committees

Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

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Recoupment of Incentive or Stock Compensation in Specified Circumstances

Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-56

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

•	If the company has adopted a formal recoupment policy;

•	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

•	Whether the company has chronic restatement history or material financial problems;

•	Whether the company’s policy substantially addresses the concerns raised by the proponent;

•	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

•	Any other relevant factors.

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Severance Agreements for Executives/Golden Parachutes

Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

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Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

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Share Buyback Holding Periods

Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

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Supplemental Executive Retirement Plans (SERPs)

Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-57

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

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Tax Gross-Up Proposals

Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

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Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

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The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-58

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

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If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

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If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Animal Welfare

Animal Welfare Policies

Generally vote for proposals seeking a report on a company’s animal welfare standards, unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent, significant fines or litigation related to the company’s treatment of animals.

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Animal Testing

Generally vote against proposals to phase out the use of animals in product testing, unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

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Animal Slaughter

Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-59

Consumer Issues

Genetically Modified Ingredients

Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

•	The potential impact of such labeling on the company’s business;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

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Reports on Potentially Controversial Business/Financial Practices

Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

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Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	Existing disclosure of relevant policies;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-60

•	Deviation from established industry norms;

•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential burden and scope of the requested report.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

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Product Safety and Toxic/Hazardous Materials

Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms;

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

▶▶▶▶▶

Tobacco-Related Proposals

Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-61

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

•	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

▶▶▶▶ ▶

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

Generally vote for resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:

•

Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-62

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology; and

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

▶▶▶▶▶

Energy Efficiency

Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

▶▶▶▶▶

Renewable Energy

Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

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Diversity

Board Diversity

Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-63

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	Whether the company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

▶▶▶▶▶

Equality of Opportunity

Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

▶▶▶▶▶

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-64

Environment and Sustainability

Facility and Workplace Safety

Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

•	Recent significant controversies, fines, or violations related to workplace health and safety; and

•	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

▶▶▶▶▶

General Environmental Proposals and Community Impact Assessments

Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	The scope of the resolution.

▶▶▶▶▶

Hydraulic Fracturing

Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-65

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

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Operations in Protected Areas

Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

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Recycling

Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;

•	The current level of disclosure of the company’s existing related programs;

•	The timetable and methods of program implementation prescribed by the proposal;

•	The company’s ability to address the issues raised in the proposal; and

•	How the company’s recycling programs compare to similar programs of its industry peers.

▶▶▶▶▶

Sustainability Reporting

Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-66

Water Issues

Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

•	The potential financial impact or risk to the company associated with water-related concerns or issues; and

•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

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General Corporate Issues

Charitable Contributions

Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

▶▶▶▶ ▶

Data Security, Privacy, and Internet Issues

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures, considering:

•	The level of disclosure of company policies and procedures relating to Internet privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and

•	The level of controversy or litigation related to the company’s international human rights policies and procedures.

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-67

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

•	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company’s current level of disclosure regarding its environmental and social performance.

Generally vote against proposals calling for an analysis of the pay disparity between corporate executives and other non- executive employees. The value of the information sought by such proposals is unclear.

▶▶▶▶▶

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-68

•	Recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

•	Whether the proposal is unduly burdensome or overly prescriptive.

▶▶▶▶▶

Operations in High Risk Markets

Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

▶▶▶▶▶

Outsourcing/Offshoring

Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

▶▶▶▶▶

Weapons and Military Sales

Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

▶▶▶▶ ▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-69

Political Activities

Lobbying

Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

▶▶▶▶▶

Political Contributions

Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•

The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

▶▶▶▶▶

Political Ties

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-70

7. Mutual Fund Proxies

Election of Directors

Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

▶▶▶▶ ▶

Converting Closed-end Fund to Open-end Fund

Vote case-by-case on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

▶▶▶▶▶

Proxy Contests

Vote case-by-case on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

▶▶▶▶▶

Investment Advisory Agreements

Vote case-by-case on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-71

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

▶▶▶▶▶

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

▶▶▶▶▶

Preferred Stock Proposals

Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

▶▶▶▶▶

1940 Act Policies

Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

▶▶▶▶▶

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-72

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

▶▶▶▶▶

Name Change Proposals

Vote case-by-case on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

▶▶▶▶▶

Change in Fund’s Subclassification

Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

▶▶▶▶▶

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

•

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

•	The company has demonstrated responsible past use of share issuances by either:

•	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

•	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

▶▶▶▶ ▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-73

Disposition of Assets/Termination/Liquidation

Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

▶▶▶▶▶

Changes to the Charter Document

Vote case-by-case on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Vote against any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

▶▶▶▶▶

Changing the Domicile of a Fund

Vote case-by-case on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-74

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

▶▶▶▶▶

Distribution Agreements

Vote case-by-case on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

▶▶▶▶▶

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

▶▶▶▶▶

Mergers

Vote case-by-case on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

▶▶▶▶▶

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

▶▶▶▶▶

Reimburse Shareholder for Expenses Incurred

Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

▶▶▶▶▶

ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-75

Terminate the Investment Advisor

Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

▶▶▶▶▶

8. Foreign Private Issuers Listed on U.S. Exchanges

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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ISS’ 2014 U.S. Proxy Voting Summary Guidelines	B-76

PART C

OTHER INFORMATION

Item 28.	Exhibits

Unless otherwise noted, all references are to the Registrant’s initial registration statement on Form N-1A (the “Registration Statement”) as filed with the Securities and Exchange Commission (“SEC”) on October 21, 1991 (File Nos. 33-43446 and 811-06444).

(a) (1) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 70 as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 70”).

(2) The Registrant’s Declaration of Trust dated as of October 2, 2006 as amended and restated as of August 18, 2011 is incorporated herein by reference to Post-Effective Amendment No. 213 as filed with the SEC on August 22, 2011 (“Post-Effective Amendment No. 213”).

(3) Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 8, 2007 is incorporated herein by reference to Post-Effective Amendment No. 70.

(4) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of August 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 72 as filed with the SEC on August 24, 2007 (“Post-Effective Amendment No. 72”).

(5) Amended and Restated Designation of Classes effective as of August 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 72.

(6) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust and Amended and Restated Designation of Classes effective as of November 8, 2007 is incorporated herein by reference to Post-Effective Amendment No. 76 as filed with the SEC on November 30, 2007 (“Post-Effective Amendment No. 76”).

(7) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 87 as filed with the SEC on February 15, 2008 (“Post-Effective Amendment No. 87”).

(8) Amended and Restated Designation of Classes effective as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 87.

(9) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of May 8, 2008 is incorporated herein by reference to Post-Effective Amendment No. 109 as filed with the SEC on June 3, 2008 (“Post-Effective Amendment No. 109”).

(10) Amended and Restated Designation of Classes effective as of May 8, 2008 is incorporated herein by reference to Post-Effective Amendment No. 109.

(11) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of June 6, 2008 is incorporated herein by reference to Post-Effective Amendment No. 110 as filed with the SEC on June 6, 2008 (“Post-Effective Amendment No. 110”).

(12) Amended and Restated Designation of Classes effective as of June 6, 2008 is incorporated herein by reference to Post-Effective Amendment No. 110.

(13) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of January 28, 2009 is incorporated herein by reference to Post-Effective Amendment No. 133 as filed with the SEC on January 28, 2009 (“Post-Effective Amendment No. 133”).

(14) Amended and Restated Designation of Classes effective as of January 28, 2009 is incorporated herein by reference to Post-Effective Amendment No. 133.

(15) Amended and Restated Designation of Classes effective as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 137 as filed with the SEC on February 27, 2009 (“Post-Effective Amendment No. 137”).

(16) Amended and Restated Designation of Classes effective as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 146 as filed with the SEC on June 25, 2009 (“Post-Effective Amendment No. 146”).

(17) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of August 5, 2009 is incorporated herein by reference to Post-Effective Amendment No. 150 as filed with the SEC on November 6, 2009 (“Post-Effective Amendment No. 150”).

(18) Amended and Restated Designation of Classes effective as of August 5, 2009 is incorporated herein by reference to Post-Effective Amendment No. 150.

(19) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 159 as filed with the SEC on February 16, 2010 (“Post-Effective Amendment No. 159”).

(20) Amended and Restated Designation of Classes effective as of December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 159.

(21) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of February 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 162 as filed with the SEC on March 15, 2010 (“Post-Effective Amendment No. 162”).

(22) Amended and Restated Designation of Classes effective as of February 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 162.

(23) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 171 as filed with the SEC on June 4, 2010 (“Post-Effective Amendment No. 171”).

(24) Amended and Restated Designation of Classes effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 171.

(25) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 172 as filed with the SEC on June 16, 2010 (“Post-Effective Amendment No. 172”).

(26) Amended and Restated Designation of Classes effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 172.

(27) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of June 15, 2010 is incorporated herein by reference to Post-Effective Amendment No. 173 as filed with the SEC on July 28, 2010 (“Post-Effective Amendment No. 173”).

(28) Amended and Restated Designation of Classes effective as of June 15, 2010 is incorporated herein by reference to Post-Effective Amendment No. 173.

(29) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust is incorporated herein by reference to Post-Effective Amendment No. 179 as filed with the SEC on December 29, 2010 (“Post-Effective Amendment No. 179”).

(30) Amended and Restated Designation of Classes effective as of November 4, 2010 is incorporated herein by reference to Exhibit 1(bb) to the Registration Statement on Form N-14 of Legg Mason Partners Equity Trust as filed with the SEC on November 19, 2010.

(31) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of January 17, 2012 is incorporated herein by reference to Post-Effective Amendment No. 218 as filed with the SEC on January 25, 2012 (“Post-Effective Amendment No. 218”).

(32) Amended and Restated Designation of Classes effective as of January 17, 2012 is incorporated herein by reference to Post-Effective Amendment No. 218.

(33) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of April 13, 2012 is incorporated herein by reference to Post-Effective Amendment No. 230 as filed with the SEC on April 13, 2012 (“Post-Effective Amendment No. 230”).

(34) Amended and Restated Designation of Classes effective as of April 13, 2012 is incorporated herein by reference to Post-Effective Amendment No. 230.

(35) Amended and Restated Designation of Classes effective as of August 1, 2012 is incorporated herein by reference to Post-Effective Amendment No. 243 as filed with the SEC on August 23, 2012.

(36) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of September 12, 2012 is incorporated herein by reference to Post-Effective Amendment No. 246 as filed with the SEC on September 12, 2012 (“Post-Effective Amendment No. 246”).

(37) Amended and Restated Designation of Classes effective as of September 12, 2012 is incorporated herein by reference to Post-Effective Amendment No. 246.

(38) Amended and Restated Designation of Series effective as of October 1, 2012 is incorporated herein by reference to Post-Effective Amendment No. 249 as filed with the SEC on November 30, 2012 (“Post-Effective Amendment No. 249”).

(39) Amended and Restated Designation of Series dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 249.

(40) Amended and Restated Designation of Classes dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 249.

(41) Amended and Restated Designation of Classes dated January 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 255 as filed with the SEC on December 12, 2012.

(42) Amended and Restated Designation of Series dated February 6, 2013 is incorporated herein by reference to Post-Effective Amendment No. 269 as filed with the SEC on May 10, 2013 (“Post-Effective Amendment No. 269”).

(43) Amended and Restated Designation of Classes dated February 6, 2013 is incorporated herein by reference to Post-Effective Amendment No. 269.

(44) Amended and Restated Designation of Series dated May 2, 2013 is incorporated herein by reference to Post-Effective Amendment No. 269.

(45) Amended and Restated Designation of Classes dated May 2, 2013 is incorporated herein by reference to Post-Effective Amendment No. 269.

(46) Amended and Restated Designation of Series dated August 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 282 as filed with the SEC on August 1, 2013 (“Post-Effective Amendment No. 282”).

(47) Amended and Restated Designation of Classes dated August 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 282.

(48) Amended and Restated Designation of Classes dated August 15, 2013 is incorporated herein by reference to Post-Effective Amendment No. 285 as filed with the SEC on August 15, 2013.

(49) Amended and Restated Designation of Series dated August 19, 2013 is incorporated herein by reference to Post-Effective Amendment No. 288 as filed with the SEC on October 11, 2013 (“Post-Effective Amendment No. 288”).

(50) Amended and Restated Designation of Classes dated August 19, 2013 is incorporated herein by reference to Post-Effective Amendment No. 288.

(51) Amended and Restated Designation of Series dated October 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 288.

(52) Amended and Restated Designation of Classes dated October 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 288.

(b)(1) The Registrant’s By-Laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 70.

(2) The Registrant’s By-Laws dated October 4, 2006 as amended and restated as of August 18, 2011 are incorporated herein by reference to Post-Effective Amendment No. 213.

(c) Instruments defining rights of security holders with respect to Legg Mason Partners Equity Trust are contained in the Amended and Restated Declaration of Trust and Bylaws, as amended and restated, which are incorporated by reference to Exhibits (a) and (b) of Item 28 of Part C herein.

(d) (1) Form of Management Agreement between the Registrant, on behalf of ClearBridge Aggressive Growth Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is incorporated herein by reference to Post-Effective Amendment No. 78 as filed with the SEC on December 14, 2007 (“Post-Effective Amendment No. 78”).

(2) Form of Management Agreement between the Registrant, on behalf of ClearBridge Tactical Dividend Income Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Form of Management Agreement between the Registrant, on behalf of Legg Mason Investment Counsel Financial Services Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Form of Management Agreement between the Registrant, on behalf of ClearBridge All Cap Value Fund (formerly known as ClearBridge Fundamental All Cap Value Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Form of Management Agreement between the Registrant, on behalf of ClearBridge International Value Fund (formerly known as ClearBridge International All Cap Opportunity Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(6) Form of Management Agreement between the Registrant, on behalf of ClearBridge Small Cap Value Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(7) Form of Management Agreement between the Registrant, on behalf of ClearBridge Appreciation Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(8) Form of Management Agreement between the Registrant, on behalf of ClearBridge Equity Income Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(9) Form of Management Agreement between the Registrant, on behalf of ClearBridge Equity Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(10) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch Global Equity Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 73 as filed with the SEC on August 27, 2007 (“Post-Effective Amendment No. 73”).

(11) Form of Management Agreement between the Registrant, on behalf of ClearBridge Large Cap Value Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(12) Form of Management Agreement between the Registrant, on behalf of ClearBridge Large Cap Growth Fund and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(13) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 30%, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(14) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 30%, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95 as filed with the SEC on April 4, 2008 (“Post-Effective Amendment No. 95”).

(15) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 50%, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(16) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 50%, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(17) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 70%, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(18) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 70%, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(19) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 85%, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(20) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 85%, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(21) Form of Management Agreement between the Registrant, on behalf of ClearBridge Mid Cap Core Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(22) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch S&P 500 Index Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(23) Form of Management Agreement between the Registrant, on behalf of ClearBridge Small Cap Growth Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(24) Form of Management Agreement between the Registrant, on behalf of Legg Mason Investment Counsel Social Awareness Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(25) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch U.S. Large Cap Equity Fund, and LMPFA is incorporated herein by reference from Post-Effective Amendment No. 87.

(26) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2015, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120 as filed with the SEC on August 28, 2008 (“Post-Effective Amendment No. 120”).

(27) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2020, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(28) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2025, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(29) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2030, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(30) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2035, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(31) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2040, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(32) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2045, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(33) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2050, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(34) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(35) Form of Management Agreement between the Registrant, on behalf of Permal Alternative Core Fund (formerly known as Permal Tactical Allocation Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 141 as filed with the SEC on April 9, 2009 (“Post-Effective Amendment No. 141”).

(36) Form of Management Agreement between the Registrant, on behalf of ClearBridge Mid Cap Growth Fund, and LMPFA, is incorporated herein by reference to Post-Effective Amendment No. 177 as filed with the SEC on August 31, 2010 (“Post-Effective Amendment No. 177”).

(37) Form of Management Agreement between the Registrant, on behalf of ClearBridge International Small Cap Opportunity Fund, and LMPFA, is incorporated herein by reference to Post-Effective Amendment No. 178 as filed with the SEC on September 29, 2010 (“Post-Effective Amendment No. 178”).

(38) Form of Management Agreement between the Registrant, on behalf of Legg Mason Dynamic Multi-Strategy Fund, and LMPFA, is incorporated herein by reference to Post-Effective Amendment No. 238 as filed with the SEC on June 25, 2012 (“Post-Effective Amendment No. 238”).

(39) Form of Management Agreement between the Registrant, on behalf of ClearBridge Select Fund, and LMPFA, is incorporated herein by reference to Post-Effective Amendment No. 249.

(40) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch Managed Volatility International Dividend Fund, and LMPFA, is incorporated herein by reference to Post-Effective Amendment No. 259 as filed with the SEC on February 25, 2013 (“Post-Effective Amendment No. 259”).

(41) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch Managed Volatility Global Dividend Fund, and LMPFA, is incorporated herein by reference to Post-Effective Amendment No. 260 as filed with the SEC on February 25, 2013 (“Post-Effective Amendment No. 260”).

(42) Form of Management Agreement between the Registrant, on behalf of ClearBridge Energy MLP & Infrastructure Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 282.

(43) Form of Management Agreement between the Registrant, on behalf of Permal Alternative Select Fund, and Permal Asset Management LLC (“Permal”) is incorporated herein by reference to Post-Effective Amendment No. 292 as filed with the SEC on January 10, 2014 (“Post-Effective Amendment No. 292”).

(44) Form of Schedule A to the Management Agreement between the Registrant, on behalf of ClearBridge Small Cap Growth Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 293 as filed with the SEC on January 24, 2014.

(45) Form of Subadvisory Agreement between LMPFA and ClearBridge Investments, LLC (“ClearBridge”), with respect to ClearBridge Aggressive Growth Fund, is incorporated herein by reference to Post-Effective Amendment No. 78.

(46) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to ClearBridge Tactical Dividend Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 78.

(47) Form of Subadvisory Agreement between LMPFA and Legg Mason Investment Counsel, LLC (“LMIC”), with respect to Legg Mason Investment Counsel Financial Services Fund is incorporated herein by reference to Post-Effective Amendment No. 73.

(48) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to ClearBridge All Cap Value Fund (formerly known as ClearBridge Fundamental All Cap Value Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(49) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to ClearBridge Small Cap Value Fund, is incorporated herein by reference to Post-Effective Amendment No. 78.

(50) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to ClearBridge Appreciation Fund, is incorporated herein by reference to Post-Effective Amendment No. 78.

(51) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to ClearBridge Equity Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 78.

(52) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to ClearBridge Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 78.

(53) Form of Subadvisory Agreement between LMPFA and Batterymarch Financial Management, Inc. (“Batterymarch”), with respect to Legg Mason Batterymarch Global Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 73.

(54) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to ClearBridge Large Cap Value Fund, is incorporated herein by reference to Post-Effective Amendment No. 78.

(55) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to ClearBridge Large Cap Growth Fund, is incorporated herein by reference to Post-Effective Amendment No. 78.

(56) Form of Subadvisory Agreement between LMPFA and Legg Mason Global Asset Allocation, LLC (“LMGAA”), with respect to Legg Mason Lifestyle Allocation 30%, is incorporated herein by reference to Post-Effective Amendment No. 74 as filed with the SEC on November 1, 2007 (“Post-Effective Amendment No. 74”).

(57) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Allocation 50%, is incorporated herein by reference to Post-Effective Amendment No. 74.

(58) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Allocation 70%, is incorporated herein by reference to Post-Effective Amendment No. 74.

(59) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Allocation 85%, is incorporated herein by reference to Post-Effective Amendment No. 74.

(60) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to ClearBridge Mid Cap Core Fund, is incorporated herein by reference to Post-Effective Amendment No. 78.

(61) Form of Subadvisory Agreement between LMPFA and Batterymarch, with respect to Legg Mason Batterymarch S&P 500 Index Fund, is incorporated herein by reference to Post-Effective Amendment No. 78.

(62) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to ClearBridge Small Cap Growth Fund, is incorporated herein by reference to Post-Effective Amendment No. 78.

(63) Form of Subadvisory Agreement between LMPFA and LMIC, with respect to Legg Mason Investment Counsel Social Awareness Fund, is incorporated herein by reference to Post-Effective Amendment No. 73.

(64) Form of Subadvisory Agreement between LMPFA and Batterymarch, with respect to Legg Mason Batterymarch U.S. Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 87.

(65) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2015, is incorporated herein by reference to Post-Effective Amendment No. 120.

(66) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2020, is incorporated herein by reference to Post-Effective Amendment No. 120.

(67) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2025, is incorporated herein by reference to Post-Effective Amendment No. 120.

(68) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2030, is incorporated herein by reference to Post-Effective Amendment No. 120.

(69) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2035, is incorporated herein by reference to Post-Effective Amendment No. 120.

(70) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2040, is incorporated herein by reference to Post-Effective Amendment No. 120.

(71) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2045, is incorporated herein by reference to Post-Effective Amendment No. 120.

(72) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2050, is incorporated herein by reference to Post-Effective Amendment No. 120.

(73) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement Fund, is incorporated herein by reference to Post-Effective Amendment No. 120.

(74) Form of Subadvisory Agreement between LMPFA and Global Currents Investment Management, LLC (“GCIM”) (now merged into ClearBridge), with respect to ClearBridge International Value Fund (formerly known as ClearBridge International All Cap Opportunity Fund), is incorporated herein by reference to Post-Effective Amendment No. 126 as filed with the SEC on November 26, 2008.

(75) Form of Subadvisory Agreement between LMPFA and Permal, with respect to Permal Tactical Allocation Fund (formerly known as Permal Alternative Core Fund) is incorporated herein by reference to Post-Effective Amendment No. 141.

(76) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Permal Alternative Core Fund (formerly known as Permal Tactical Allocation Fund) is incorporated herein by reference to Post-Effective Amendment No. 141.

(77) Form of Sub-Administration Agreement between LMCM and LMPFA, with respect to Legg Mason Capital Management All Cap Fund (formerly known as Legg Mason Partners All Cap Fund), is incorporated herein by reference to Post-Effective Amendment No. 76.

(78) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to ClearBridge Mid Cap Growth Fund, is incorporated herein by reference to Post-Effective Amendment No. 177.

(79) Form of Subadvisory Agreement between LMPFA and GCIM (now merged into ClearBridge), with respect to ClearBridge International Small Cap Opportunity Fund, is incorporated herein by reference to Post-Effective Amendment No. 178.

(80) Form of Subadvisory Agreement between LMPFA and LMIC, with respect to Legg Mason Investment Counsel Financial Services Fund, is incorporated herein by reference to Post-Effective Amendment No. 175 as filed with the SEC on August 25, 2010 (“Post-Effective Amendment No. 175”).

(81) Form of Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), regarding Legg Mason Batterymarch Global Equity Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215 as filed with the SEC on December 16, 2011 (“Post-Effective Amendment No. 215”).

(82) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Batterymarch U.S. Large Cap Equity Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(83) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Batterymarch S&P 500 Index Fund, dated November 4, 2010, is incorporated herein by reference to Post-Effective Amendment No. 215.

(84) Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge Aggressive Growth Fund, dated November 4, 2010, is incorporated herein by reference to Post-Effective Amendment No. 215.

(85) Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge Appreciation Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(86) Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge Tactical Dividend Income Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(87) Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge Equity Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(88) Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge Equity Income Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(89) Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge All Cap Value Fund (formerly known as ClearBridge Fundamental All Cap Value Fund), dated November 4, 2010, is incorporated herein by reference to Post-Effective Amendment No. 215.

(90) Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge Large Cap Growth Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(91) Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge Large Cap Value Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(92) Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge Mid Cap Core Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(93) Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge Mid Cap Growth Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(94) Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge Small Cap Growth Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(95) Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge Small Cap Value Fund, dated November 4, 2010, is incorporated herein by reference to Post-Effective Amendment No. 215.

(96) Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge International Value Fund (formerly known as ClearBridge International All Cap Opportunity Fund), dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(97) Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge International Small Cap Opportunity Fund, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(98) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Lifestyle Allocation 50%, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(99) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Lifestyle Allocation 70%, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(100) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Lifestyle Allocation 85%, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(101) Form of Subadvisory Agreement between LMPFA and WAM, regarding Permal Alternative Core Fund (formerly known as Permal Tactical Allocation Fund), dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(102) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2015, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(103) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2020, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(104) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2025, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(105) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2030, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(106) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2035, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(107) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2040, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(108) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2045, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(109) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2050, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(110) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement Fund, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(111) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Dynamic Multi-Strategy Fund is incorporated herein by reference to Post-Effective Amendment No. 238.

(112) Form of Subadvisory Agreement between LMPFA and LMGAA, regarding Legg Mason Dynamic Multi-Strategy Fund is incorporated herein by reference to Post-Effective Amendment No. 238.

(113) Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge Select Fund is incorporated herein by reference to Post-Effective Amendment No. 249.

(114) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge Select Fund is incorporated herein by reference to Post-Effective Amendment No. 249.

(115) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Batterymarch Managed Volatility International Dividend Fund is incorporated herein by reference to Post-Effective Amendment No. 259.

(116) Form of Subadvisory Agreement between LMPFA and Batterymarch, regarding Legg Mason Batterymarch Managed Volatility International Dividend Fund is incorporated herein by reference to Post-Effective Amendment No. 259.

(117) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Batterymarch Managed Volatility Global Dividend Fund is incorporated herein by reference to Post-Effective Amendment No. 260.

(118) Form of Subadvisory Agreement between LMPFA and Batterymarch, regarding Legg Mason Batterymarch Managed Volatility Global Dividend Fund is incorporated herein by reference to Post-Effective Amendment No. 260.

(119) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Investment Counsel Financial Services Fund is incorporated herein by reference to Post-Effective Amendment No. 268 as filed with the SEC on April 22, 2013 (“Post-Effective Amendment No. 268”).

(120) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Investment Counsel Social Awareness Fund is incorporated herein by reference to Post-Effective Amendment No. 268.

(121) Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge Energy MLP & Infrastructure Fund is incorporated herein by reference to Post-Effective Amendment No. 282.

(122) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge Energy MLP & Infrastructure Fund is incorporated herein by reference to Post-Effective Amendment No. 282.

(123) Schedule A to Subadvisory Agreement between LMPFA and Batterymarch, regarding Legg Mason Batterymarch Global Equity Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272 as filed with the SEC on May 21, 2013 (“Post-Effective Amendment No. 272”).

(124) Schedule A to Subadvisory Agreement between LMPFA and Batterymarch, regarding Legg Mason Batterymarch S&P 500 Index Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(125) Schedule A to Subadvisory Agreement between LMPFA and Batterymarch, regarding Legg Mason Batterymarch U.S. Large Cap Equity Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(126) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge Aggressive Growth Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(127) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge Appreciation Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(128) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge Equity Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(129) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge Equity Income Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(130) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge All Cap Value Fund (formerly known as ClearBridge Fundamental All Cap Value Fund), dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(131) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge Large Cap Growth Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(132) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge Large Cap Value Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(133) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge Mid Cap Core Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(134) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge Mid Cap Growth Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(135) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge Small Cap Growth Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(136) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge Small Cap Value Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(137) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge Tactical Dividend Income Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(138) Schedule A to Subadvisory Agreement between LMPFA and GCIM (now merged into ClearBridge), regarding ClearBridge International Value Fund (formerly known as ClearBridge International All Cap Opportunity Fund), dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(139) Schedule A to Subadvisory Agreement between LMPFA and GCIM (now merged into ClearBridge), regarding ClearBridge International Small Cap Opportunity Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(140) Schedule A to Subadvisory Agreement between LMPFA and LMIC, regarding Legg Mason Investment Counsel Financial Services Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(141) Schedule A to Subadvisory Agreement between LMPFA and Permal, regarding Permal Alternative Core Fund (formerly known as Permal Tactical Allocation Fund), dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(142) Form of Subadvisory Agreement between Permal and Apex Capital, LLC, with respect to Permal Alternative Select Fund, is incorporated herein by reference to Post-Effective Amendment No. 292.

(143) Form of Subadvisory Agreement between Permal and River Canyon Fund Management LLC, with respect to Permal Alternative Select Fund, is incorporated herein by reference to Post-Effective Amendment No. 292.

(144) Form of Subadvisory Agreement between Permal and TT International, with respect to Permal Alternative Select Fund, is incorporated herein by reference to Post-Effective Amendment No. 292.

(145) Form of Trading Agreement between BH-DG Systematic Trading LLP, with respect to Permal Alternative Select Fund, is incorporated herein by reference to Post-Effective Amendment No. 292.

(146) Form of Administration Agreement between the Registrant and LMPFA, with respect to Permal Alternative Select Fund, is incorporated herein by reference to Post-Effective Amendment No. 292.

(e) (1) Form of Distribution Agreement with Legg Mason Investor Services, LLC (“LMIS”) is incorporated herein by reference to Post-Effective Amendment No. 128, as filed with the SEC on December 15, 2008.

(2) Form of Distribution Agreement with LMIS, with respect to Legg Mason Permal Tactical Allocation Fund, is incorporated herein by reference to Post-Effective Amendment No. 141.

(3) Form of Distribution Agreement with LMIS, with respect to Legg Mason ClearBridge Mid Cap Growth Fund, is incorporated herein by reference to Post-Effective Amendment No. 177.

(4) Form of Distribution Agreement with LMIS, with respect to ClearBridge International Small Cap Opportunity Fund, is incorporated herein by reference to Post-Effective Amendment No. 178.

(5) Form of Distribution Agreement with LMIS dated August 5, 2010 is incorporated herein by reference to Post-Effective Amendment No. 218.

(6) Appendix A, amended and restated as of May 2, 2013, to the Distribution Agreement with LMIS is incorporated herein by reference to Post-Effective Amendment No. 280 as filed with the SEC on July 23, 2013 (“Post-Effective Amendment No. 280”).

(7) Appendix A, amended and restated as of August 1, 2013, to the Distribution Agreement with LMIS is incorporated herein by reference to Post-Effective Amendment No. 282.

(8) Appendix A, amended and restated as of November 6, 2013, to the Distribution Agreement with LMIS is incorporated herein by reference to Post-Effective Amendment No. 292.

(f) (1) Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 60 as filed with the SEC on December 5, 2006 (“Post-Effective Amendment No. 60”).

(2) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 61 as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 61”).

(3) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 61.

(4) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan is incorporated herein by reference to Post-Effective Amendment No. 61.

(5) Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 61.

(g) (1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”), dated October 5, 2012, is incorporated herein by reference to Post-Effective Amendment No. 249.

(2) Fund Accounting Services Agreement with State Street, dated October 5, 2012, is incorporated herein by reference to Post-Effective Amendment No. 249.

(3) Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement with State Street, effective as of November 30, 2012, is incorporated herein by reference to Post-Effective Amendment No. 249.

(4) Form of Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement with State Street is incorporated herein by reference to Post-Effective Amendment No. 259.

(5) Form of Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement with State Street is incorporated herein by reference to Post-Effective Amendment No. 282.

(6) Form of Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement with State Street is incorporated herein by reference to Post-Effective Amendment No. 292.

(h) (1) Transfer Agency and Services Agreement, dated January 1, 2006, between the Registrant and BNY Mellon Investment Servicing (US) Inc. (“BNY”) is incorporated herein by reference to Post-Effective Amendment No. 56.

(2) Co-Transfer Agency and Services Agreement, dated April 1, 2009, between the Registrant and BNY incorporated herein by reference to Post-Effective Amendment No. 147 as filed with the SEC on July 29, 2009.

(3) Form of Letter Agreement amending the Co-Transfer Agency and Services Agreement, dated April 1, 2009, between the Registrant and BNY is incorporated herein by reference to Post-Effective Amendment No. 238.

(4) Transfer Agency and Services Agreement, dated April 4, 2009, between each series of the Registrant and Boston Financial Data Services, Inc. (“BFDS”) is incorporated herein by reference to Post-Effective Amendment No. 141.

(5) Form of Letter Agreement amending the Transfer Agency and Services Agreement, dated April 4, 2009, between each series of the Registrant and BFDS is incorporated herein by reference to Post-Effective Amendment No. 238.

(6) Form of Letter Agreement amending the Transfer Agency and Services Agreement, dated April 4, 2009, between each series of the Registrant and BFDS, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 249.

(7) Form of Letter Agreement amending the Transfer Agency and Services Agreement, dated April 4, 2009, between each series of the Registrant and BFDS is incorporated herein by reference to Post-Effective Amendment No. 259.

(8) Form of Letter Agreement amending the Transfer Agency and Services Agreement, dated April 4, 2009, between each series of the Registrant and BFDS is incorporated herein by reference to Post-Effective Amendment No. 282.

(9) Form of Letter Agreement amending the Transfer Agency and Services Agreement, dated April 4, 2009, between each series of the Registrant and BFDS is incorporated herein by reference to Post-Effective Amendment No. 292.

(10) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 58 as filed with the SEC on April 28, 2006 (“Post-Effective Amendment No. 58”).

(11) License Agreement between the Registrant and Citigroup Inc. dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 58.

(12) Form of Fee Waiver and Expense Reimbursement Agreement is incorporated herein by reference to Post-Effective Amendment No. 60.

(13) Letter Agreement amending the Transfer Agency and Services Agreement with BNY, dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(14) Form of Fee Waiver and Expense Reimbursement Agreement with respect to Legg Mason Lifestyle Allocation 85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50%, and Legg Mason Lifestyle Allocation 30% is incorporated herein by reference to Post-Effective Amendment No. 95.

(15) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2015, is incorporated herein by reference to Post-Effective Amendment No. 120.

(16) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2020, is incorporated herein by reference to Post-Effective Amendment No. 120.

(17) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2025, is incorporated herein by reference to Post-Effective Amendment No. 120.

(18) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2030, is incorporated herein by reference to Post-Effective Amendment No. 120.

(19) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2035, is incorporated herein by reference to Post-Effective Amendment No. 120.

(20) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2040, is incorporated herein by reference to Post-Effective Amendment No. 120.

(21) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2045, is incorporated herein by reference to Post-Effective Amendment No. 120.

(22) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2050, is incorporated herein by reference to Post-Effective Amendment No. 120.

(23) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement Fund, is incorporated herein by reference to Post-Effective Amendment No. 120.

(24) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Permal Alternative Core Fund (formerly known as Permal Tactical Allocation Fund) is incorporated herein by reference to Post-Effective Amendment No. 141.

(25) Fee Waiver and Expense Reimbursement Resolutions adopted by the Board of Trustees are incorporated herein by reference to Post-Effective Amendment No. 198 filed on April 26, 2011.

(26) Fee Waiver and Expense Reimbursement Resolutions adopted by the Board of Trustees with respect to Legg Mason Dynamic Multi-Strategy Fund are incorporated herein by reference to Post-Effective Amendment No. 238.

(27) Fee Waiver and Expense Reimbursement Resolutions adopted by the Board of Trustees with respect to ClearBridge Select Fund are incorporated herein by reference to Post-Effective Amendment No. 249.

(28) Fee Waiver and Expense Reimbursement Resolutions adopted by the Board of Trustees are incorporated herein by reference to Post-Effective Amendment No. 259.

(29) Fee Waiver and Expense Reimbursement Resolutions adopted by the Board of Trustees with respect to ClearBridge Energy MLP & Infrastructure Fund are incorporated herein by reference to Post-Effective Amendment No. 282.

(30) Fee Waiver and Expense Reimbursement Resolutions adopted by the Board of Trustees with respect to Permal Alternative Select Fund is incorporated herein by reference to Post-Effective Amendment No. 292.

(31) Fee Waiver and Expense Reimbursement Resolutions adopted by the Board of Trustees are incorporated herein by reference to Post-Effective Amendment No. 298 as filed with the SEC on February 20, 2014 (“Post-Effective Amendment No. 298”).

(i) (1) Opinion of Counsel regarding legality of shares being registered is incorporated herein by reference to Pre-Effective Amendment No. 1 filed on December 6, 1991 (“Pre-Effective Amendment No. 1”).

(2) Legal Counsel’s consent is incorporated herein by reference to Post-Effective Amendment No. 24 as filed with the SEC on March 30, 1999 (“Post-Effective Amendment No. 24”).

(3) Opinion and Consent of Counsel regarding the legality of shares being registered is incorporated herein by reference to Post-Effective Amendment No. 70.

(4) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and Class R shares of Legg Mason Lifestyle Allocation 85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50%, and Legg Mason Lifestyle Allocation 30% is incorporated by reference to Post-Effective Amendment No. 75 filed on November 19, 2007 (“Post-Effective Amendment No. 75”).

(5) Opinion of Venable LLP regarding legality of Class FI and Class R shares of Legg Mason Lifestyle Allocation 85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50%, and Legg Mason Lifestyle Allocation 30% is incorporated by reference to Post-Effective Amendment No. 75.

(6) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and Class R Shares of ClearBridge All Cap Value Fund (formerly known as ClearBridge Fundamental All Cap Value Fund) and ClearBridge Small Cap Value Fund is incorporated by reference to Post-Effective Amendment No. 76.

(7) Opinion of Venable LLP regarding legality of Class FI and Class R Shares of ClearBridge All Cap Value Fund (formerly known as ClearBridge Fundamental All Cap Value Fund) and ClearBridge Small Cap Value Fund is incorporated by reference to Post-Effective Amendment No. 76.

(8) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and Class R shares of ClearBridge Tactical Dividend Income Fund and ClearBridge International Value Fund (formerly known as ClearBridge International All Cap Opportunity Fund) is incorporated by reference to Post-Effective Amendment No. 78.

(9) Opinion of Venable LLP regarding legality of Class FI and Class R shares of ClearBridge Tactical Dividend Income Fund and ClearBridge International Value Fund (formerly known as ClearBridge International All Cap Opportunity Fund) is incorporated by reference to Post-Effective Amendment No. 78.

(10) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and Class R shares of ClearBridge Mid Cap Core Fund is incorporated by reference to Post-Effective Amendment No. 79 as filed with the SEC on December 28, 2007 (“Post-Effective Amendment No. 79”).

(11) Opinion of Venable LLP regarding legality of Class FI and Class R shares of ClearBridge Mid Cap Core Fund is incorporated by reference to Post-Effective Amendment No. 79.

(12) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and Class R shares of Legg Mason Batterymarch Global Equity Fund is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC on February 5, 2008 (“Post-Effective Amendment No. 82”).

(13) Opinion of Venable LLP regarding legality of Class FI and Class R shares of Legg Mason Batterymarch Global Equity Fund is incorporated by reference to Post-Effective Amendment No. 82.

(14) Opinion of Willkie Farr & Gallagher LLP regarding the legality of Class A, C, FI, R, I and IS shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 87.

(15) Opinion of Venable LLP regarding the legality of Class A, C, FI, R, I and IS shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 87.

(16) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class IS shares of ClearBridge Appreciation Fund, Class FI and Class R Shares of ClearBridge Equity Income Fund, Class FI and Class R shares of ClearBridge Equity Fund, Class FI, Class R and Class IS shares of ClearBridge Large Cap Value Fund, Class IS shares of ClearBridge Small Cap Growth Fund and Class FI and Class R shares of Legg Mason Investment Counsel Social Awareness Fund is incorporated by reference to Post-Effective Amendment No. 90 is incorporated by reference to Post-Effective Amendment No. 90 as filed with the SEC on February 26, 2008 (“Post-Effective Amendment No. 90”).

(17) Opinion of Venable LLP regarding legality of Class IS shares of ClearBridge Appreciation Fund, Class FI and Class R Shares of ClearBridge Equity Income Fund, Class FI and Class R shares of ClearBridge Equity Fund, Class FI, Class R and Class IS shares of ClearBridge Large Cap Value Fund, Class IS shares of ClearBridge Small Cap Growth Fund and Class FI and Class R shares of Legg Mason Investment Counsel Social Awareness Fund is incorporated by reference to Post-Effective Amendment No. 90.

(18) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class IS Shares of ClearBridge Aggressive Growth Fund, ClearBridge All Cap Value Fund (formerly known as ClearBridge Fundamental All Cap Value Fund), ClearBridge International Value Fund (formerly known as ClearBridge International All Cap Opportunity Fund), ClearBridge Large Cap Growth Fund and ClearBridge Mid Cap Core Fund is incorporated herein by reference to Post-Effective Amendment No. 103 as filed with the SEC on May 5, 2008 (“Post-Effective Amendment No. 103”).

(19) Opinion of Venable LLP regarding legality of Class IS Shares of ClearBridge Aggressive Growth Fund, ClearBridge All Cap Value Fund (formerly known as ClearBridge Fundamental All Cap Value Fund), ClearBridge International Value Fund (formerly known as ClearBridge International All Cap Opportunity Fund), ClearBridge Large Cap Growth Fund and ClearBridge Mid Cap Core Fund is incorporated herein by reference to Post-Effective Amendment No. 103.

(20) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and R shares of Legg Mason Investment Counsel Financial Services Fund is incorporated by reference to Post-Effective Amendment No. 104 as filed with the SEC on May 7, 2008 (“Post-Effective Amendment No. 104”).

(21) Opinion of Venable LLP regarding legality of Class FI and R shares of Legg Mason Investment Counsel Financial Services Fund is incorporated by reference to Post-Effective Amendment No. 104.

(22) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class A, C, FI, R, I and IS shares of Legg Mason Target Retirement 2015, Legg Mason Target Retirement 2020, Legg Mason Target Retirement 2025, Legg Mason Target Retirement 2030, Legg Mason Target Retirement 2035, Legg Mason Target Retirement 2040, Legg Mason Target Retirement 2045, Legg Mason Target Retirement 2050 and Legg Mason Target Retirement Fund is incorporated by reference to Post-Effective Amendment No. 110.

(23) Opinion of Venable LLP regarding legality of Class A, C, FI, R, I and IS shares of Legg Mason Target Retirement 2015, Legg Mason Target Retirement 2020, Legg Mason Target Retirement 2025, Legg Mason Target Retirement 2030, Legg Mason Target Retirement 2035, Legg Mason Target Retirement 2040, Legg Mason Target Retirement 2045, Legg Mason Target Retirement 2050 and Legg Mason Target Retirement Fund is incorporated by reference to Post-Effective Amendment No. 110.

(24) Opinion of Willkie Farr & Gallagher LLP regarding the legality of Class R1 shares of ClearBridge Appreciation Fund, ClearBridge Large Cap Value Fund, Legg Mason Batterymarch Global Equity Fund and ClearBridge Small Cap Growth Fund is incorporated by reference to Post-Effective Amendment No. 137.

(25) Opinion of Venable LLP regarding the legality of Class R1 shares of ClearBridge Appreciation Fund, ClearBridge Large Cap Value Fund, Legg Mason Batterymarch Global Equity Fund and ClearBridge Small Cap Growth Fund is incorporated by reference to Post-Effective Amendment No. 137.

(26) Opinion of Willkie Farr & Gallagher LLP regarding the legality of Class R1 shares of Legg Mason Target Retirement 2015, Legg Mason Target Retirement 2020, Legg Mason Target Retirement 2025, Legg Mason Target Retirement 2030, Legg Mason Target Retirement 2035, Legg Mason Target Retirement 2040, Legg Mason Target Retirement 2045, Legg Mason Target Retirement 2050 and Legg Mason Target Retirement Fund is incorporated by reference to Post-Effective Amendment No. 140 as filed with the SEC on April 1, 2009 (“Post-Effective Amendment No. 140”).

(27) Opinion of Venable LLP regarding the legality of Class R1 shares of Legg Mason Target Retirement 2015, Legg Mason Target Retirement 2020, Legg Mason Target Retirement 2025, Legg Mason Target Retirement 2030, Legg Mason Target Retirement 2035, Legg Mason Target Retirement 2040, Legg Mason Target Retirement 2045, Legg Mason Target Retirement 2050 and Legg Mason Target Retirement Fund is incorporated by reference to Post-Effective Amendment No. 140.

(28) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class A, Class C, Class I, Class FI, Class R and Class IS shares of Permal Alternative Core Fund (formerly known as Permal Tactical Allocation Fund) is incorporated herein by reference to Post-Effective Amendment No. 141.

(29) Opinion of Venable LLP regarding legality of Class A, Class C, Class I, Class FI, Class R and Class IS shares of Permal Alternative Core Fund (formerly known as Permal Tactical Allocation Fund) is incorporated herein by reference to Post-Effective Amendment No. 141.

(30) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class R1 Shares of ClearBridge Aggressive Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 149 as filed with the SEC on October 30, 2009 (“Post-Effective Amendment No. 149”).

(31) Opinion of Venable LLP regarding legality of Class R1 Shares of ClearBridge Aggressive Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 149.

(32) Opinion of Willkie Farr & Gallagher LLP regarding the legality of Class R1 shares of ClearBridge All Cap Value Fund (formerly known as ClearBridge Fundamental All Cap Value Fund) and ClearBridge Small Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 150.

(33) Opinion of Venable LLP regarding the legality of Class R1 shares of ClearBridge All Cap Value Fund (formerly known as ClearBridge Fundamental All Cap Value Fund) and ClearBridge Small Cap Value Fund is incorporated herein by reference to Post-effective Amendment No. 150.

(34) Opinion of Willkie Farr & Gallagher LLP regarding the legality of Class R1 shares of ClearBridge Tactical Dividend Income Fund, ClearBridge Equity Fund, ClearBridge International Value Fund (formerly known as ClearBridge International All Cap Opportunity Fund) and ClearBridge Mid Cap Core Fund is incorporated by reference to Post-Effective Amendment No. 153 as filed with the SEC on November 24, 2009 (“Post-Effective Amendment No. 153”).

(35) Opinion of Venable LLP regarding the legality of Class R1 shares of ClearBridge Tactical Dividend Income Fund, ClearBridge Equity Fund, ClearBridge International Value Fund (formerly known as ClearBridge International All Cap Opportunity Fund) and ClearBridge Mid Cap Core Fund is incorporated by reference to Post-Effective Amendment No. 153.

(36) Opinion of Willkie Farr & Gallagher LLP regarding the legality of Class R1 shares of ClearBridge Large Cap Growth Fund and Legg Mason Batterymarch U.S. Large Cap Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 155 as filed with the SEC on January 6, 2010 (“Post-Effective Amendment No. 155”).

(37) Opinion of Venable LLP regarding the legality of Class R1 shares of ClearBridge Large Cap Growth Fund and Legg Mason Batterymarch U.S. Large Cap Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 155.

(38) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class IS shares and Class R1 shares of ClearBridge Equity Income Fund is incorporated herein by reference to Post-Effective Amendment No. 159.

(39) Opinion of Venable LLP regarding legality of Class IS shares and Class R1 shares of ClearBridge Equity Income Fund is incorporated herein by reference to Post-Effective Amendment No. 159.

(40) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class R1 shares of Legg Mason Investment Counsel Social Awareness Fund, Legg Mason Lifestyle Allocation 85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50%, and Legg Mason Lifestyle Allocation 30% is incorporated by reference to Post-Effective Amendment No. 162.

(41) Opinion of Venable LLP regarding legality of Class R1 shares of Legg Mason Investment Counsel Social Awareness Fund, Legg Mason Lifestyle Allocation 85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50%, and Legg Mason Lifestyle Allocation 30% is incorporated by reference to Post-Effective Amendment No. 162.

(42) Opinion of Venable LLP regarding legality of Class R1 shares of Legg Mason Investment Counsel Financial Services Fund is incorporated by reference to Post-Effective Amendment No. 170 as filed with the SEC on May 27, 2010.

(43) Opinion of Venable LLP regarding the legality of Class A, Class C, Class FI, Class R, Class R1, Class I and Class IS shares of ClearBridge Mid Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 171.

(44) Opinion of Venable LLP regarding the legality of shares of Class A, Class C, Class FI, Class R, Class R1, Class I and Class IS shares of ClearBridge International Small Cap Opportunity Fund (formerly known as Legg Mason Global Currents International Small Cap Opportunity Fund) is incorporated herein by reference to Post-Effective Amendment No. 172.

(45) Opinion of Venable LLP regarding the legality of shares of Class A, Class C, Class FI, Class R, Class I and Class IS shares of Legg Mason Dynamic Multi-Strategy Fund is incorporated herein by reference to Post-Effective Amendment No. 230.

(46) Opinion of Venable LLP regarding the legality of shares of Class A, Class C, Class FI, Class R, Class I and Class IS shares of ClearBridge Select Fund is incorporated herein by reference to Post-Effective Amendment No. 246.

(47) Opinion of Venable LLP regarding the legality of shares of Class A, Class C, Class FI, Class R, Class I and Class IS shares of Legg Mason Batterymarch Managed Volatility International Dividend Fund and Legg Mason Batterymarch Managed Volatility Global Dividend Fund incorporated herein by reference to Post-Effective Amendment No. 251 as filed with the SEC on December 12, 2012.

(48) Opinion of Venable LLP regarding legality of Class IS Shares of ClearBridge Small Cap Value Fund and ClearBridge Tactical Dividend Income Fund is incorporated herein by reference to Post-Effective Amendment No. 265 as filed with the SEC on March 21, 2013.

(49) Opinion of Venable LLP regarding legality of Class 1 Shares of ClearBridge Large Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 269.

(50) Opinion of Venable LLP regarding the legality of shares of Class A, Class C, Class FI, Class R, Class I and Class IS shares of ClearBridge Energy MLP & Infrastructure Fund is incorporated herein by reference to Post-Effective Amendment No. 271 as filed with the SEC on May 16, 2013.

(51) Opinion of Venable LLP regarding the legality of shares of Class A, Class C, Class FI, Class R, Class I and Class IS shares of Permal Alternative Select Fund is incorporated herein by reference to Post-Effective Amendment No. 288.

(j) Consents of Independent Registered Public Accounting Firm are filed herewith.

(k) Not Applicable.

(l) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated herein by reference to Pre-Effective Amendment No. 1.

(m) (1) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated herein by reference to Post-Effective Amendment No. 74.

(2) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated herein by reference to Post-Effective Amendment No. 81 as filed with the SEC on January 29, 2008.

(3) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R, I and IS Shares dated as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 86 as filed with the SEC on February 15, 2008.

(4) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R, I and IS Shares dated as of August 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 119 as filed with the SEC on August 28, 2008 (“Post-Effective Amendment No. 119”).

(5) Amended Shareholder Services and Distribution Plan relating to Class R1 Shares dated as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 137.

(6) Amended Shareholder Services and Distribution Plan relating to Class R1 Shares dated as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 146.

(7) Amended Shareholder Services and Distribution Plan dated as of December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 159.

(8) Amended Shareholder Services and Distribution Plan dated as of February 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 162.

(9) Amended Shareholder Services and Distribution Plan dated as of August 5, 2010 is incorporated herein by reference to Post-Effective Amendment No. 177.

(10) Appendix A, amended and restated as of May 2, 2013 to the Shareholder Services and Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 280.

(11) Appendix A, amended and restated as of August 1, 2013 to the Shareholder Services and Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 282.

(12) Appendix A, amended and restated as of November 6, 2013 to the Shareholder Services and Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 292.

(n)(1) Rule 18f-3(d) Multiple Class Plan of the Registrant pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 76.

(o) (1) Power of Attorney, dated November 3, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(2) Power of Attorney, dated January 31, 2012 is incorporated herein by reference to Post-Effective Amendment No. 220 as filed with the SEC on February 22, 2012.

(3) Power of Attorney, dated February 6, 2013 is incorporated herein by reference to Post-Effective Amendment No. 257.

(4) Power of Attorney, dated May 2, 2013 is incorporated herein by reference to Post-Effective Amendment No. 280.

(5) Power of Attorney, dated February 4, 2014 is incorporated herein by reference to Post-Effective Amendment No. 298.

(p)(1) Code of Ethics of Legg Mason & Co., LLC (adopted by LMPFA, LMIS and LMGAA) is incorporated herein by reference to Post-Effective Amendment No. 215.

(2) Code of Ethics of Batterymarch dated February 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 61.

(3) Code of Ethics of Permal is incorporated herein by reference to Post-Effective Amendment No. 141.

(4) Code of Ethics of ClearBridge is incorporated herein by reference to Post-Effective Amendment No. 148 as filed with the SEC on August 26, 2009.

(5) Code of Ethics of Apex Capital, LLC (“Apex”) is incorporated herein by reference to Post-Effective Amendment No. 292.

(6) Code of Ethics of River Canyon Fund Management LLC (“River Canyon”) is incorporated herein by reference to Post-Effective Amendment No. 292.

(7) Code of Ethics of TT International (“TT International”) is incorporated herein by reference to Post-Effective Amendment No. 292.

(8) Code of Ethics of LMIC is incorporated herein by reference to Post-Effective Amendment No. 298.

(9) Code of Ethics of WAM is incorporated herein by reference to Post-Effective Amendment No. 298.

Item 29.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•	to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust states requires that, subject to certain exceptions and limitation expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to the that extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition, to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify LMIS, its officers, directors and employees and any person who controls LMIS within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which LMIS, its officers, directors and employees or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect LMIS or such other parties against any liability to the Registrant or its shareholders to which LMIS or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreements and Subadvisory Agreements generally provide that the manager or subadviser, as applicable, assumes no responsibility under the Agreements other than to render the services called for under the Agreements in good faith. The Management Agreements and Subadvisory Agreements generally further provide that the manager or the subadviser, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Agreements protect the manager or the subadviser, as applicable, against any liability to a fund to which the manager or subadviser, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements. With respect to Permal Alternative Select Fund, the manager and subadvisers have agreed to cross-indemnification for certain acts or omissions except for gross negligence and other exceptions.

Item 31.	Business and Other Connections of Investment Adviser

Investment Adviser—Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Investment Adviser—Permal Asset Management LLC (“Permal”)

Permal was formed in June 2002 under the laws of the State of Delaware as a corporation and was reorganized in 2013 as a Delaware limited liability company. Permal is a wholly-owned subsidiary of Legg Mason. Permal is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of Permal, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Permal pursuant to the Advisers Act (SEC File No. 801-61864).

Subadviser—Apex Capital, LLC (“Apex”)

Apex was formed under the laws of the State of California as a limited liability company. Apex is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of Apex, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Apex pursuant to the Advisers Act (SEC File No. 801-71380).

Subadviser—Batterymarch Financial Management, Inc. (“Batterymarch”)

Batterymarch was organized under the laws of the State of Maryland as a corporation. Batterymarch is an indirect wholly-owned subsidiary of Legg Mason. Batterymarch is registered as an investment adviser under the Advisers Act.

The following table notes the officers and directors of Batterymarch, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

Name	Position at Batterymarch	Other Positions Held
Francis X. Tracy	President, Chief Financial Officer, Treasurer and Secretary	None

William L. Elcock	Chief Executive Officer and Director	None

Philip E. Channen	Chief Compliance Officer	None

Jeremy E. Gauld	Chief Legal Officer	None

Peter H. Nachtwey	Non-Employee Director	See below under “ClearBridge”

Joseph P. LaRocque	Non-Employee Director	Director at: Legg Mason Asset Management Hong Kong Limited, Legg Mason Asset Management Australia Limited, Legg Mason Asset Management Singapore Pte. Limited, Legg Mason Canada Inc., Legg Mason International Equities (Hong Kong) Limited, Legg Mason Investments (Ireland) Limited, Legg Mason Investments (Luxembourg) S.A., Legg Mason Towarzystwo Funduszy Inwestycyjnych Spolka Akcyjna, Legg Mason Canada Holdings Ltd., Brandywine Global Investment Management (Europe) Limited, Brandywine Global Investment Management (Asia) Pte. Ltd., Legg Mason Investment Counsel & Trust Company, N.A., Batterymarch Financial Management, Inc., Legg Mason Global Asset Allocation, LLC, Legg Mason Investment Counsel, LLC, Legg Mason Investment Funds Limited, Legg Mason Investments (Europe) Limited, and Western Asset Management Company Ltd.

Subadviser—ClearBridge Investments, LLC (“ClearBridge”)

ClearBridge was organized under the laws of the State of Delaware as a limited liability company. ClearBridge is a direct wholly-owned subsidiary of Legg Mason. ClearBridge is registered as an investment adviser under the Advisers Act.

The following table notes the officers and directors of ClearBridge, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

Name	Position at ClearBridge	Other Positions Held
Terrence J. Murphy	Chief Executive Officer, President, Chief Operating Officer, and Director	Legg Mason Private Portfolio Group, LLC – Chief Executive Officer; Legg Mason Capital Management, LLC - Chief Executive Officer, President, Chief Operating Officer and Director

Barbara Brooke Manning	General Counsel and Chief Compliance Officer	Legg Mason Capital Management, LLC—General Counsel and Chief Compliance Officer

Harry D. Cohen	Co-Chief Investment Officer	Legg Mason Capital Management, LLC—Co-Chief Investment Officer

Scott K. Glasser	Co-Chief Investment Officer	Legg Mason Private Portfolio Group, LLC – Chief Financial Officer; Legg Mason Capital Management, LLC - Co-Chief Investment Officer

Cynthia K. List	Chief Financial Officer	Legg Mason Private Portfolio Group, LLC – Chief Compliance Officer; Legg Mason Capital Management, LLC - Chief Financial Officer

Peter H. Nachtwey	Director	Legg Mason & Co., LLC –Director; The Baltimore Company – Director; Legg Mason International Equities Limited – Director; Batterymarch Financial Management, Inc – Director; BMML, Inc. – Director; Brandywine Global Investment Management, LLC –Director; ClearBridge Investments, LLC – Director; ClearBridge Asset Management, Inc. – Director; Legg Mason Capital Management, LLC – Director; Legg Mason Commercial Real Estate Services, Inc. – Director; Legg Mason Global Asset Allocation, LLC –Director; Legg Mason Investment Counsel, LLC – Director; Legg Mason Political Action Committee (“PAC”) – Member; Legg Mason International Holdings, LLC – Director; Legg Mason Partners Fund Advisor, LLC – Director; Legg Mason Private Portfolio Group, LLC –Director; Legg Mason Real Estate Securities Advisors, Inc. – Director; Legg Mason Realty Group, Inc. – Director; Legg Mason Realty Partners, Inc. – Director; Legg Mason Tower, Inc. – Director; LM BAM, Inc. – Director; LM Capital Support V, LLC –Director; Legg Mason Towarzystwo Funduszy Inwestycyjnych Spolka Akcyjna – Director; PCM Holdings I, LLC – Director; PCM Holdings II, LLC – Director; Legg Mason Funding Ltd. –Director; Royce & Associates, LLC – Director; Gray Seifert & Company, LLC – Director; LM Asset Services, LLC – Director; The Baltimore Company – Officer-President; BMML, Inc. –Officer- President; Gray Seifert & Company, LLC – Officer- President; Legg Mason & Co., LLC –Officer- President; Legg Mason Charitable Foundation, Inc. – Officer-Vice President and Treasurer; Legg Mason Commercial Real Estate Services, Inc. – Officer-President; Legg Mason

Political Action Committee (“PAC”) – Officer-Chairman; Legg Mason Real Estate Securities Advisors, Inc. – Officer-President; Legg Mason Realty Group, Inc. – Officer-President; Legg Mason Realty Partners, Inc. – Officer-President; Legg Mason Tower, Inc. – Officer-President; LM BAM, Inc. – Officer-President; LM Capital Support V, LLC – Officer-President

Jeffrey A. Nattans	Director	Legg Mason Capital Management, LLC – Director; Legg Mason Investment Counsel, LLC – Director; Legg Mason Investment Counsel & Trust Company, N.A. – Director; LMOBC, Inc. – Director; PCM Holdings I, LLC – Director; PCM Holdings II, LLC – Director; Royce & Associates, LLC – Director; Western Asset Management Company – Director; Permal Group Limited – Director; Legg Mason Private Portfolio Group, LLC – Director; LMOBC, Inc. – Officer-President

Subadviser—Legg Mason Global Asset Allocation, LLC (“LMGAA”)

LMGAA is organized under the laws of the State of Delaware as a limited liability company. LMGAA is a wholly-owned subsidiary of Legg Mason.

LMGAA is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of LMGAA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMGAA pursuant to the Advisers Act (SEC File No. 801-67287).

Subadviser—Legg Mason Investment Counsel, LLC (“LMIC”)

LMIC is organized under the laws of the State of Maryland as a limited liability company. LMIC is a wholly-owned subsidiary of Legg Mason.

LMIC is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of LMIC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMIC pursuant to the Advisers Act (SEC File No. 801-63656).

Subadviser—Permal Asset Management LLC (“Permal”)

Permal was formed in June 2002 under the laws of the State of Delaware as a corporation and was reorganized in 2013 as a Delaware limited liability company. Permal is a wholly-owned subsidiary of Legg Mason. Permal is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of Permal, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Permal pursuant to the Advisers Act (SEC File No. 801-61864).

Subadviser – River Canyon Fund Management LLC (“River Canyon”)

River Canyon was formed under the laws of the State of Delaware as a limited liability company. River Canyon is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of River Canyon, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by River Canyon pursuant to the Advisers Act (SEC File No. 801-78722).

Subadviser – TT International (“TT International”)

TT International was formed under the laws of the United Kingdom as a partnership. TT International is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of TT International, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by TT International pursuant to the Advisers Act (SEC File No. 801-45435).

Subadviser—Western Asset Management Company (“WAM”)

WAM is organized as under the laws of the State of California as a corporation. WAM is a wholly-owned subsidiary of Legg Mason. WAM is an investment adviser registered with the SEC under the Advisers Act.

The following table notes the officers and directors of WAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

Name	Position at WAM	Other Positions Held
James W. Hirschmann III	Chief Executive Officer, President and Director

Bruce D. Alberts	Chief Financial Officer

Brett B. Canon	Director of Risk Management and Operations

James J. Flick	Director of Global Client Services and Marketing

Gavin L. James	Director of Portfolio Operations

Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance	Western Asset Management Company Limited—Director; Western Asset Management Company Pte. Ltd.—Director; Western Asset Management Company Ltd.—Director; Western Asset Management Company Pty. Ltd.—Director; Western Asset Holdings (Australia) Pty. Ltd.—Director

Jeffrey A. Nattans	Director	Legg Mason Capital Management, LLC—Director; Legg Mason Investment Counsel, LLC—Director; Legg Mason Investment Counsel & Trust Company, N.A.—Director; LMOBC, Inc.—Director; PCM Holdings I, LLC—Director; PCM Holdings II, LLC—Director; Royce & Associates, LLC—Director; ClearBridge Investments, LLC—Director; Permal Group Limited—Director; Legg Mason Private Portfolio Group, LLC—Director; LMOBC, Inc.—Officer—President

F. Barry Bilson	Director

Daniel E. Giddings	Assistant Secretary

Item 32.	Principal Underwriter

(a) LMIS, the distributor of the Registrant, is a distributor of funds that are series of the following registrants: Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Global Asset Management Trust, Legg Mason Investment Trust, Legg Mason Tax-Free Income Fund, Western Asset Funds, Inc.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

(b)	The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

Name and Principal Business Address*	Position and Offices with Underwriter – LMIS	Positions and Offices with Registrant
Frances Cashman	Manager and Co-Managing Director	None

Jeffrey Masom	Manager and Co-Managing Director	None

Matthew Schiffman 100 First Stamford Pl. Stamford, CT 06902-6732	Manager and Co-Managing Director None

Jason Bennett	Chief Financial Officer, Treasurer and Financial Reporting Officer	None

Kenneth D. Cieprisz 620 8th Avenue, 49th Floor New York, NY 10018	Vice President and Chief Compliance Officer	None

Elisabeth F. Craig	Secretary	None

Vicki Schmelzer	Assistant Secretary	None

Susan Kerr 100 First Stamford Pl. Stamford, CT 06902	AML Compliance Officer	None

*	All addresses are 100 International Drive, Baltimore, Maryland 21202, unless otherwise indicated.

(c) Not applicable.

Item 33.	Location of Accounts and Records

With respect to the Registrant:

(1) Legg Mason Partners Equity Trust

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Investment Managers:

(2) Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

(3) Apex Capital, LLC

25 Orinda Way

Suite 300

Orinda, CA 94653

(4) Batterymarch Financial Management, Inc.

John Hancock Tower

200 Clarendon Street

Boston, MA 02116

(5) ClearBridge Investments, LLC

620 Eighth Avenue

New York, NY 10018

(6) Legg Mason Global Asset Allocation, LLC

100 First Stamford Place

Stamford, CT 06902

620 Eighth Avenue

New York, NY 10018

(7) Legg Mason Investment Counsel, LLC

100 International Drive

Baltimore, MD 21202

(8) Permal Asset Management LLC

900 Third Avenue

New York, NY 10022

(9) River Canyon Fund Management LLC

2000 Avenue of the Stars, 11th Floor

Los Angeles, CA 90067

(10) TT International

Moor House

Level 13

120 London Wall

London EC2Y 5ET

United Kingdom

(11) c/o Western Asset Management Company

620 Eighth Avenue

New York, New York 10018

(12) BH-DG Systematic Trading LLP

3rd Floor

10 Grosvenor Street

London W1K 4QB

United Kingdom

With respect to the Registrant’s Custodian:

(13) State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Transfer Agent:

(14) Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

(15) BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

With respect to the Registrant’s Distributor:

(16) Legg Mason Investor Services, LLC

100 International Drive

Baltimore, MD 21202

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS EQUITY TRUST, hereby certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland on this 21st day of March 2014.

LEGG MASON PARTNERS EQUITY TRUST, on behalf of ClearBridge Large Cap Growth Fund and Legg Mason Batterymarch U.S. Large Cap Equity Fund.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
President and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on March 21, 2014.

Signature	Title

/s/ Kenneth D. Fuller	President, Chief Executive Officer and Trustee
Kenneth D. Fuller

/s/ Richard F. Sennett	Principal Financial Officer
Richard F. Sennett

Paul R. Ades*	Trustee
Paul R. Ades

Andrew L. Breech*	Trustee
Andrew L. Breech

Dwight B. Crane*	Trustee
Dwight B. Crane

Frank G. Hubbard*	Trustee
Frank G. Hubbard

Howard J. Johnson*	Trustee
Howard J. Johnson

Jerome H. Miller*	Trustee
Jerome H. Miller

Ken Miller*	Trustee
Ken Miller

John J. Murphy*	Trustee
John J. Murphy

Thomas F. Schlafly*	Trustee
Thomas F. Schlafly

*By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller, as Agent

INDEX TO EXHIBITS

Index No.	Description of Exhibit

(j)	Consents of Independent Registered Public Accounting Firm